As filed with the U.S. Securities and Exchange Commission on 04/08/2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust
(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326
(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326
(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

(404) 953-4900

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

Annual Report

January 31, 2020

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Fund

Angel Oak High Yield Opportunities Fund

Angel Oak UltraShort Income Fund

Angel Oak Capital Advisors, LLC 3344 Peachtree Road NE Suite 1725

Atlanta, GA 30326 (404) 953-4900

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (855) 751-4324.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (855) 751-4324 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through a financial intermediary or all Funds held with the Fund complex if you invest directly with the Funds.

Table of Contents

Letter to Shareholders	1
Investment Results	7
Summary of Funds' Expenses	12
Portfolio Holdings	14
Schedules of Investments	16
Statements of Assets and Liabilities	81
Statements of Operations	82
Statement of Cash Flows	83
Statements of Changes in Net Assets	84
Financial Highlights	88
Notes to the Financial Statements	98
Report of the Independent Registered Public Accounting Firm	115
Additional Information	116
Notice of Privacy Policy and Practices	123

Dear Shareholder,

Risk and risk-free assets had a banner year in 2019, thanks to the Powell pivot and a subsequent mid-cycle easing campaign. The Federal Open Market Committee (FOMC) realized it had tightened too far, too fast after nine rate hikes. The last hike, in December 2018, was clearly a mistake; fortunately, the FOMC reversed course, abandoned the Phillips curve, and eased three times in 2019. More important, the FOMC eased while growth was still positive, and sent real rates into negative territory. This proved to be quite the elixir for risk and risk-free assets in 2019. The S&P 500 had one of the best total returns of the post-crisis period, and traditional fixed income benchmarks, such as the Bloomberg Barclays U.S. Aggregate Bond Index, had an exceptional year primarily due to the significant amount of interest rate sensitivity in the composite.

Heading into 2020, we were firmly in the soft landing, not the recession, camp. Things quickly changed though due to the emergence of COVID-19 and subsequent concerns surrounding growth and potential for recession. Equity weakness and widening of credit spreads across all credit products has been swift and pronounced. Amid the volatility, the structured credit markets have not been immune, but we continue to believe in the fundamental credit quality of predominately senior cash flows we target in U.S. structured credit and strong balance sheets of U.S. financials and select corporate credits.

Thank you for your continued support.

Respectfully yours,

Sam Dunlap

Chief Investment Officer, Public Strategies

The opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities.

Duration: Measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Phillips curve: An economic model describing an inverse relationship between rates of unemployment and corresponding rates of inflation that result within an economy.

S&P 500 Total Return Index: An American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

Angel Oak Multi-Strategy Income Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2020, the Fund's Institutional Shares (ANGIX) returned 5.45%, while the Fund's A Shares (ANGLX) and C Shares (ANGCX) returned 5.08% and 4.27%, respectively. During the same period, the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Agg), returned 9.64%.

What were the main contributors to and detractors from the Fund's performance during the period?

For the 12-month period ended January 31, 2020, the Fund's Institutional Share Class (ticker: ANGIX) returned 5.45%. During the same period, the Fund's benchmark, the Agg, returned 9.64%. The lack of duration in the Fund was the main detractor of performance during the period. Fund performance was driven primarily by income and a modest amount of price appreciation in 2019. The Agg had a duration of approximately 6 going into 2019 compared with the Fund's duration of approximately 2. Despite the lack of duration, the sub-sector performance and the overweight to residential mortgage credit drove performance. Non-agency residential mortgage-backed securities (NA RMBS) were up approximately 6.72%, driven primarily by legacy and new-issue NA RMBS. Steady income and modest price appreciation were the key drivers of total return during the period. Collateralized loan obligations (CLOs) were up approximately 6.41%. The CLO allocation was remarkably stable despite the weakness in lower-rated CLO tranches throughout most of the period. Our targeted allocation toward predominantly investment-grade tranches of shorter seasoned deals showed solid performance primarily through steady price performance and high current income. The Fund's commercial mortgage-backed securities (CMBS) allocation was up approximately 7.49%, driven by solid performance in our investment-grade agency CMBS exposure and investment-grade conduit exposure. The Fund's CMBS allocation shifted throughout the year toward mezzanine tranches of single asset/ single borrower (SASB) deals with high current income and more attractive credit quality.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund's portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

1Source: Morgan Stanley.

2Source: Bloomberg.

Angel Oak Financials Income Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2020, the Fund's Institutional Shares (ANFIX) returned 7.55%, while the Fund's A Shares (ANFLX) and C Shares (AFLCX) returned 7.39% and 6.59%, respectively. During the same period, the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 9.64%, and the Bloomberg Barclays U.S. Aggregate 3-5 Year Index, which most closely matches the Fund's duration profile, returned 6.65%.

What were the main contributors to and detractors from the Fund's performance during the period?

The financial sector accounts for over 99% of the Fund's assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt and community bank equity. The Fund's asset allocation comprises 75% of assets in community bank debt, 22% of assets in non-bank financials, and 3% of assets in community bank equities.

Investment-grade financial sector credit performed well in 2019 and was the main contributor to the Fund's performance, with an asset class return of 8.98% for the 12-month period ended January 31, 2020. Community bank equities also contributed to the Fund's performance, with an asset class return of 11.67%.

Interest rates declined in 2019, but credit spreads in financials debt widened and partially offset some of the impact of lower rates. The Fund's underperformance relative to the benchmark was duration related, as the duration of the Fund is significantly lower than that of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund outperformed the Bloomberg Barclays U.S. Aggregate 3-5 Year Index, which more closely matches the duration of the Fund. The Fund has delivered performance in the 1st decile on a 1-year, 3-year and 5-year basis in its Morningstar Short Term Bond category.

Given our view on the attractiveness of investment-grade financial sector credit, the Fund exited all remaining collateralized loan obligations (CLOs) positions in 2019. CLOs were a marginal detraction from the Fund's performance in 2019.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from — and in certain cases, greater than — the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund's portfolio or the Fund's net asset value, and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed-income instruments typically decrease in value when interest rates rise. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Beta: A measure of a stock's risk of volatility compared to the overall market.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Aggregate 3-5 Year Index: An index that tracks bonds with 3-5 year maturities within the Bloomberg Barclays U.S. Aggregate Bond Index.

Duration: Measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and

(3)is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any sue of this information.

Angel Oak High Yield Opportunities Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2020, the Fund's Institutional Shares (ANHIX) returned 9.28%, while the Fund's A Shares (ANHAX) returned 9.08%. During the same period, the Fund's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, returned 9.40%.

What were the main contributors to and detractors from the Fund's performance during the period?

For the third consecutive year, the energy sector was the largest positive contributor to corporate bond performance during the period. Commodity prices were under pressure for most of the period. Oil prices were down due to the escalation of the trade war midyear, reflecting the anticipated negative impact it would have on demand. Rising supplies compounded the situation as U.S. oil production increased 8.4% and reached an all-time high of 1.3 million barrels per day during the period. Natural gas prices were also under pressure, as supply growth of 6.4% and milder than normal weather resulted in natural gas prices declining 34.6%. The positive contribution to performance was driven primarily by selection, predominantly from the oil field services allocation, which was partially offset by negative selection from the midstream allocation. Additionally, the underweight allocation to the independent oil and gas producers benefited performance as commodity prices declined over the period.

The largest detractor from corporate bond performance came from the allocation to cash, which averaged 4.7%, and net of the puts and takes from the rest of the portfolio accounts for the portfolio's underperformance for the period relative to the benchmark. Within the corporate bond allocation, capital goods was the largest detractor and driven predominantly by selection. The two main detractors were a printing equipment manufacturer that was experiencing weak sales of its equipment as consumer product companies were cutting costs and delaying purchases, and a smart home equipment manufacturer that underperformed expectations after being spun off from its parent.

The portfolio's allocation to collateralized loan obligations (CLOs) was a positive contributor to performance during the period. CLOs are floating rate instruments that typically benefit as rates rise. However, the Fund's CLO allocation generally comprises CLOs with short-duration and defensive profiles, which outperformed the benchmark as interest rates declined during the period.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from—and in certain cases, greater than— the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed rate, non-investment-grade debt. It is not possible to invest directly in an index.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Angel Oak UltraShort Income Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2020, the Fund's Institutional Shares (AOUIX) returned 4.16%, while the Fund's A Shares (AOUAX) returned 3.92%. During the same period, the Fund's benchmark, the Bloomberg Barclays U.S. Treasury Bills 9-12 Month Total Return Index, returned 2.81% over the same time period.

What were the main contributors to and detractors from the Fund's performance during the period?

Credit strategies were the primary benefit to the Fund relative to the benchmark. Duration positioning short of the index was a detractor relative to the benchmark as short-term Treasury yields decreased throughout most of the year. Overall, the interest rate duration was short of the Fund's benchmark in a range of 0.5-0.75. The 1-year swap rate fell 115 basis points to 1.54%. LIBOR rates moved sharply lower as the U.S. Federal Reserve's (the Fed) Federal Open Market Committee (FOMC) cut their target range three times in 2019. One-month and 3-month LIBOR fell 85 and 99 basis points, respectively. The overweight to floating rate bonds and lower-duration positioning compared to the benchmark were negative contributors to Fund performance. However, elevated current income and credit strategies compared to the benchmark were positive contributors, and helped produce approximately 136 basis points of outperformance.

Credit strategies were the primary drivers of performance as the Fund's overweight to credit, particularly structured credit, over government bonds drove positive relative performance. Residential mortgage-backed securities (RMBS), asset- backed securities (ABS) and collateralized loan obligations (CLOs), the largest asset classes within the Fund, were all positive contributors to Fund performance. RMBS produced a positive total return of 5.38%, contributing 197 basis points to Fund performance.

The RMBS allocation is a targeted mix of primarily new issue sectors. Portfolio managers continue to believe the inherent bias against new issue mortgage credit and the dislocation within these new issue sectors remain significant. Additionally, portfolio managers view that the uncertainty regarding the relationship between prepayment speeds and interest rates remains mispriced. The RMBS allocation was positioned primarily within a targeted mix of bonds backed by non-qualified mortgages (non-QM), non-performing loans (NPL), and re-performing loans (RPL), along with legacy seasoned credit risk transfer (CRT) and prime 2.0. The higher current weighted average coupon of the underlying non-QM collateral is a primary factor for the attractive convexity characteristics of the sector. Spreads remained range-bound throughout most of 2020. The credit curve flattened within non-QM, CRT, and RPL over the first three quarters of the year. Liquidity premiums increased marginally prior to the Thanksgiving holiday and then tightened sharply in late December and January. The RMBS allocation remained between 25% and 40% of Fund assets throughout most of the period.

The ABS allocation was a positive contributor to Fund performance as well. ABS was up 5.12%, contributing 206 basis points to Fund performance. The focus of the ABS allocation was within short-duration, high-credit quality assets. The primary overweight within the ABS allocation was to auto ABS with targeted allocations in consumer ABS and credit card ABS. The de-levering structures were a significant driver to price stability as credit protection increases each month and principal is paid off. The credit curve flattened sharply throughout the year, particularly for seasoned investment-grade tranches of auto ABS, resulting in positive total return for the Fund within this allocation. Sector selection was a positive contributor, as subprime auto tightened relative to prime auto and credit card ABS, and the increase in consumer ABS in Q3/Q4 led to positive spread outperformance toward the end of the fiscal year.

CLOs were also a positive contributor to the Fund for the period due to the defensive positioning with an overweight to AAA-rated tranches. The CLO allocation was up 3.57% in total return, contributing 30 basis points to Fund performance. The CLO allocation was a targeted allocation based on the current availability of X tranches in new-issue and de-levering

AAAtranches in the secondary market. The allocation remained in the 5%-10% range throughout most of the fiscal year. Portfolio managers focused on short maturity (1-to-3-year) CLO tranches with high credit enhancement and limited optionality. During the period, spreads on X tranches tightened by approximately 10-20 basis points, limiting the opportunity set during the middle of the year. The allocation shifted toward short-duration, AAA-rated tranches that have exited or are close to exiting their reinvestment periods. The floating rate nature helped limit price volatility but was a negative contributor to performance, given the move lower in Treasury yields during the year. The allocation to CLO tranches is not expected to be a consistent allocation for the Fund but remains an important opportunistic allocation to enhance income and limit interest rate sensitivity.

The commercial mortgage-backed securities (CMBS) allocation was also a contributor to Fund performance, creating a positive total return of 3.83% and contributing 24 basis points to Fund performance. The focus of the allocation was within a combination of investment-grade non-agency CMBS and floating rate agency CMBS.

Past performance is not a guarantee of future results.

Investing involves risk. Principal loss is possible. The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus

Definitions:

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index: Measures the performance of U.S. Treasury bills, notes and bonds with a remaining maturity between 9-12 months. The index does not include trading and management costs. It is not possible to invest directly in an index.

Duration: Measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

LIBOR: A benchmark rate that some of the world's leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards and maturities.

Weighted Average Coupon (WAC): The weighted average of the underlying coupon interest rates of mortgage loans using the balance of each mortgage as the weighting factor.

Weighted Average Life (WAL): Average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the "Predecessor Multi-Strategy Income Fund") as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2020)

		Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund,
Institutional Class	5.45%	4.45%	4.02%	4.87%
Angel Oak Multi-Strategy Income Fund,
Class A without load	5.08%	4.16%	3.73%	6.61%
Angel Oak Multi-Strategy Income Fund,
Class A with load	2.76%	3.37%	3.26%	6.33%
Angel Oak Multi-Strategy Income Fund,
Class C without load	4.27%	3.40%	N/A	2.82%
Angel Oak Multi-Strategy Income Fund,
Class C with load	3.27%	3.40%	N/A	2.82%
Bloomberg Barclays U.S. Aggregate
Bond Index(3)	9.64%	4.62%	3.01%	3.02%(4)

(1)Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2)Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3)The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4)The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of Class A Shares is 3.49% and for Class C Shares is 3.72%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2020)

		Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Financials Income Fund,
Institutional Class	7.55%	5.36%	3.70%	3.93%
Angel Oak Financials Income Fund,
Class A without load	7.39%	5.14%	3.47%	3.69%
Angel Oak Financials Income Fund,
Class A with load	5.03%	4.33%	3.01%	3.25%
Angel Oak Financials Income Fund,
Class C without load	6.59%	4.35%	N/A	2.34%
Angel Oak Financials Income Fund,
Class C with load	5.59%	4.35%	N/A	2.34%
Bloomberg Barclays U.S. Aggregate
Bond Index(3)	9.64%	4.62%	3.01%	3.45%(4)
Bloomberg Barclays U.S. Aggregate 3-5
Year Index(5)	6.65%	3.32%	2.48%	2.68%(6)

(1)Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2)Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3)The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4)The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Class C Shares is 3.72%.

Investment Results – (Unaudited) (continued)

(5)The Bloomberg Barclays U.S. Aggregate 3-5 Year Index tracks bonds with 3-5 year maturities within the Bloomberg Barclays U.S. Aggregate Bond Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(6)The return shown for the Bloomberg Barclays U.S. Aggregate 3-5 Year Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate 3-5 Year Index return from the inception date of the Class C Shares is 2.75%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the "Predecessor High Yield Fund") as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund's Institutional Shares and Original Shares for the Fund's Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on January 31, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2020)

		Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak High Yield
Opportunities Fund,
Institutional Class	9.28%	5.46%	6.34%	7.24%	8.94%
Angel Oak High Yield
Opportunities Fund, Class A
without load	9.08%	5.21%	6.07%	N/A	5.83%
Angel Oak High Yield
Opportunities Fund, Class A
with load	6.64%	4.43%	5.58%	N/A	5.51%
Bloomberg Barclays U.S.
Corporate High Yield Bond
Index(3)	9.40%	5.87%	6.00%	7.44%	11.00%(4)

(1)Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2)Inception date is March 31, 2009 for Institutional Class Shares and July 31, 2012 for Class A Shares.

(3)The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. The index return does not reflect expenses, which have been deducted from the Fund's return. You cannot invest directly in an index; however, an individual can invest in exchange- traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4)The return shown for the Bloomberg Barclays U.S. Corporate High Yield Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Corporate High Yield Bond Index return from the inception date of Class A Shares is 6.20%.

$1,100,000
$1,000,000
$900,000
Angel Oak UltraShort Income Fund, Institutional Class
Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index
4/2/2018
4/30/2018
7/31/2018
10/31/2018
1/31/2019
4/30/2019
7/31/2019
10/31/2019
1/31/2020

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2020)

	Average Annual Returns
	One Year	Since Inception
		(2)
Angel Oak UltraShort Income Fund, Institutional Class	4.16%	3.69%
Angel Oak UltraShort Income Fund, Class A	3.92%	3.44%
Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index(3)	2.81%	2.56%(4)

(1)Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2)Inception date is April 2, 2018 for Institutional Class and April 30, 2018 for Class A Shares.

(3)The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4)The return shown for the Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index return from the inception date of the Class A Shares is 2.63%.

Summary of Funds' Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund
Class A	Actual

Hypothetical(2)

Class C	Actual

Hypothetical(2)

Institutional Class	Actual

Hypothetical(2)

Angel Oak Financials Income Fund
Class A	Actual

Hypothetical(2)

Class C	Actual

Hypothetical(2)

Institutional Class	Actual

Hypothetical(2)

Angel Oak High Yield Opportunities Fund
Class A	Actual

Hypothetical(2)

Institutional Class	Actual

Hypothetical(2)

Beginning	Ending
Account Value,	Account Value,	Expenses Paid	Annualized
August 1, 2019	January 31, 2020	During Period(1)	Expense Ratio
$1,000.00	$1,021.10	$6.98	1.37%
$1,000.00	$1,018.30	$6.97	1.37%
$1,000.00	$1,017.50	$10.78	2.12%
$1,000.00	$1,014.52	$10.76	2.12%
$1,000.00	$1,023.30	$5.71	1.12%
$1,000.00	$1,019.56	$5.70	1.12%
Beginning	Ending
Account Value,	Account Value,	Expenses Paid	Annualized
August 1, 2019	January 31, 2020	During Period(1)	Expense Ratio
$1,000.00	$1,035.70	$4.82	0.94%
$1,000.00	$1,020.47	$4.79	0.94%
$1,000.00	$1,032.60	$8.66	1.69%
$1,000.00	$1,016.69	$8.59	1.69%
$1,000.00	$1,037.00	$3.54	0.69%
$1,000.00	$1,021.73	$3.52	0.69%
Beginning	Ending
Account Value,	Account Value,	Expenses Paid	Annualized
August 1, 2019	January 31, 2020	During Period(1)	Expense Ratio
$1,000.00	$1,031.90	$4.61	0.90%
$1,000.00	$1,020.67	$4.58	0.90%
$1,000.00	$1,033.30	$3.33	0.65%
$1,000.00	$1,021.93	$3.31	0.65%

Summary of Funds' Expenses – (Unaudited) (continued)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Angel Oak UltraShort Income Fund		August 1, 2019	January 31, 2020	During Period(1)	Expense Ratio
Class A	Actual	$1,000.00	$1,017.80	$2.54	0.50%
	Hypothetical(2)	$1,000.00	$1,022.68	$2.55	0.50%
Institutional Class	Actual	$1,000.00	$1,019.00	$1.27	0.25%
	Hypothetical(2)	$1,000.00	$1,023.95	$1.28	0.25%

(1)Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The "Financial Highlights" tables in the Funds' financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Financials Income Fund is to seek current income with a secondary objective of total return.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity.

*As a percentage of total investments.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2020

	Principal
	Amount	Value
Asset-Backed Securities – 3.99%
American Express Credit Account Master Trust, Series 2018-7, Class A,
2.036% (1 Month LIBOR USD + 0.360%), 2/17/2026 (a)	$ 7,600,000	$ 7,640,470
Aqua Finance Trust, Series 2019-A, Class A, 3.140%, 7/16/2040 (b)	2,032,616	2,052,290
Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5,
2.256%, (1 Month LIBOR USD + 0.580%), 7/15/2027 (a)	10,523,000	10,603,385
Carnow Auto Receivables Trust, Series 2019-1A, Class A, 2.720%, 11/15/2022 (b)	5,673,665	5,698,112
CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.300%, 8/15/2024 (b)	1,084,359	1,092,363
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6,
2.447% (1 Month LIBOR USD + 0.770%), 5/14/2029 (a)	24,175,000	24,142,726
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class A,
2.590%, 12/15/2026 (b)	7,507,941	7,544,429
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class A,
2.470%, 10/15/2026 (b)	3,217,714	3,231,293
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C,
4.410%, 10/15/2026 (b)	3,600,000	3,618,529
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (b)	4,000,000	4,113,204
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (b)	3,700,000	3,842,443
CPS Auto Receivables Trust, Series 2019-C, Class F, 6.940%, 9/15/2026 (b)	1,200,000	1,247,005
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (b)	937,000	962,207
Discover Card Execution Note Trust, Series 2019-A2, Class A,
1.946% (1 Month LIBOR USD + 0.270%), 12/15/2023 (a)	3,000,000	3,011,688
Discover Card Execution Note Trust, Series 2017-A5, Class A5,
2.276% (1 Month LIBOR USD + 0.600%), 12/15/2026 (a)	20,260,000	20,399,693
DT Auto Owner Trust, Series 2019-1A, Class E, 4.940%, 2/17/2026 (b)	3,750,000	3,920,666
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.000%, 8/17/2026 (b)	3,000,000	3,048,423
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (b)	1,500,000	1,542,205
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (b)	300,000	306,243
Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022 (b)	1,500,000	1,515,733
Flagship Credit Auto Trust, Series 2016-2, Class D, 8.560%, 11/15/2023 (b)	7,000,000	7,449,258
Flagship Credit Auto Trust, Series 2019-3, Class B, 2.480%, 8/15/2024 (b)	2,727,000	2,751,985
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class E,
5.500%, 10/15/2024 (b)	1,500,000	1,572,824
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class B,
2.270%, 2/15/2025 (b)(c)	2,500,000	2,502,035
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (b)	1,400,000	1,428,820
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class A, 2.470%, 11/15/2023 (b)	7,856,376	7,903,954
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class A, 2.170%, 2/15/2024 (b)(c)	12,500,000	12,516,238
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (b)(c)	3,500,000	3,512,065
Golden Credit Card Trust, Series 2017-4, Class A,
2.196% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	3,500,000	3,521,739
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (b)	7,377,563	7,670,319
GTE Auto Receivables Trust, Series 2019-1, Class A2, 2.170%, 12/15/2022 (b)	19,188,000	19,280,102
Hero Funding, Series 2017-3A, Class A1, 3.190%, 9/20/2048 (b)	3,368,457	3,495,920
Hertz Vehicle Financing II LP, Series 2019-2A, Class A, 3.420%, 5/25/2025 (b)	3,050,000	3,199,090
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.670%, 12/25/2025 (b)	5,035,000	5,126,144
HOA Funding LLC, Series 2015-1A, Class B, 9.000%, 8/20/2044 (b)	1,000,000	1,018,744
Lendingpoint Asset Securitization Trust, Series 2019-1, Class A, 3.154%, 8/15/2025 (b)	3,269,809	3,286,325
LL ABS Trust, Series 2019-1A, Class A, 2.870%, 3/15/2027 (b)	2,971,692	2,980,363

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Asset-Backed Securities – (continued)
Master Credit Card Trust II, Series 2018-1A, Class A, 2.144%
(1 Month LIBOR USD + 0.490%), 7/22/2024 (a)(b)	$ 9,020,000	$ 9,074,192
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (b)(d)(e)	3,872,685	3,263,012
Mosaic Solar Loan Trust, Series 2019-1A, Class A, 4.370%, 12/21/2043 (b)	3,887,552	4,092,115
Mosaic Solar Loan Trust, Series 2018-2GS, Class A, 4.200%, 2/22/2044 (b)	7,927,360	8,371,332
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (b)(d)	2,715,575	2,579,650
Newtek Small Business Loan Trust, Series 2018-1, Class B,
4.661% (1 Month LIBOR USD + 3.000%), 2/25/2044 (a)(b)	2,567,708	2,594,340
Oportun Funding VII LLC, Series 2017-B, Class B, 4.260%, 10/10/2023 (b)	3,000,000	3,025,578
Oscar US Funding X LLC, Series 2019-1A, Class A4, 3.270%, 5/11/2026 (b)	5,000,000	5,185,855
Skopos Auto Receivables Trust, Series 2018-1A, Class B, 3.930%, 5/16/2022 (b)	4,512,784	4,537,942
Skopos Auto Receivables Trust, Series 2019-1A, Class A, 2.900%, 12/15/2022 (b)	3,607,329	3,625,766
Skopos Auto Receivables Trust, Series 2018-1A, Class C, 4.770%, 4/17/2023 (b)	6,500,000	6,615,473
SolarCity LMC II LLC, Series 2014-1, Class A, 4.590%, 4/20/2044 (b)	1,561,639	1,602,993
Stone Street Receivables Funding, LLC, Series 2015-1A, Class C, 5.600%,
12/15/2054 (b)	930,411	923,668
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.010%,
10/15/2025	6,520,000	6,617,070
United Auto Credit Securitization Trust, Series 2018-2, Class C, 3.780%,
5/10/2023 (b)	2,600,000	2,615,543
Upgrade Master Pass-Thru Trust Series, Series 2019-ST5, Class A, 3.750%,
1/15/2026 (b)	4,330,447	4,350,462
Upstart Securitization Trust, Series 2019-3, Class A, 2.684%, 1/20/2030 (b)	9,438,766	9,474,247
US Auto Funding LLC, Series 2019-1A, Class A, 3.610%, 4/15/2022 (b)	3,519,625	3,540,585
Verizon Owner Trust, Series 2019-C, Class A1B,
2.074% (1 Month LIBOR USD + 0.420%), 4/22/2024 (a)	2,500,000	2,517,840
Veros Automobile Receivables Trust, Series 2018-1, Class A, 3.630%, 5/15/2023 (b)	1,081,117	1,085,981
Veros Automobile Receivables Trust, Series 2018-1, Class B, 4.050%, 2/15/2024 (b)	750,000	757,652
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (b)	3,100,000	3,155,564
Westlake Automobile Receivables Trust, Series 2018-1A, Class E, 4.530%,
5/15/2023 (b)	5,213,678	5,368,065
Westlake Automobile Receivables Trust, Series 2018-1A, Class F, 5.600%,
7/15/2024 (b)	3,000,000	3,088,068
World Financial Network Credit Card Master Trust, Series 2019-A, Class A,
3.140%, 12/15/2025	5,000,000	5,153,015
World Financial Network Credit Card Master Trust, Series 2019-C, Class M,
2.710%, 7/15/2026	5,000,000	5,040,340
World Omni Select Auto Trust, Series 2019-A, Class A2B,
2.016% (1 Month LIBOR USD + 0.340%), 8/15/2023 (a)	3,250,000	3,255,532
TOTAL ASSET-BACKED SECURITIES
(Cost – $306,305,338)		310,260,912

Collateralized Debt Obligations – 0.52%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class A,
5.000%, 7/30/2026 (b)(f)	1,388,544	1,410,339
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C,
7.000%, 7/30/2026 (b)(f)	6,275,000	6,375,143
Financial Institution Note Securitization Ltd., Series 2015-1,
11.660%, 7/30/2026 (b)(e)(f)(g)	11,231,000	11,174,845
Financial Institution Note Securitization Ltd., Series 2019-1A, Class A,
3.900%, 7/17/2034 (b)(j)	5,000,000	5,000,000
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1,
3.194% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(b)	5,152,738	5,047,107

Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B,
5.874% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(b)	3,400,000	3,310,750

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Debt Obligations – (continued)
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1,
3.659%	(3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(b)	$ 3,864,102	$ 3,839,951
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2,
4.349%	(3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(b)	4,000,000	3,965,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS
(Cost – $40,141,081)			40,123,135
Collateralized Loan Obligations – 10.20%
ACIS CLO Ltd., Series 2017-7A, Class C,
4.609%	(3 Month LIBOR USD + 2.700%), 5/1/2027 (a)(b)	3,562,500	3,566,711
Allegro CLO III Ltd., Series 2015-1X, Class B1R,
3.144%	(3 Month LIBOR USD + 1.350%), 7/25/2027 (a)(h)	4,500,000	4,499,978
ALM V Ltd., Series 2012-5A, Class CR3,
4.527%	(3 Month LIBOR USD + 2.700%), 10/18/2027 (a)(b)	3,900,000	3,900,000
ALM VIII Ltd., Series 2013-8X, Class BR,
4.431%	(3 Month LIBOR USD + 2.600%), 10/15/2028 (a)(h)(i)	22,700,000	22,700,000
ALM XII Ltd., Series 2015-12A, Class A2B2,
3.193%	(3 Month LIBOR USD + 1.350%), 4/16/2027 (a)(b)	1,750,000	1,750,000
ALM XII Ltd., Series 2015-12A, Class A2A2,
3.193%	(3 Month LIBOR USD + 1.350%), 4/16/2027 (a)(b)	3,800,000	3,800,000
ALM XVI Ltd. / ALM XVI LLC, Series 2015-16A, Class CR2,
4.531%	(3 Month LIBOR USD + 2.700%), 4/15/2027 (a)(b)	2,650,000	2,639,262
AMMC CLO Ltd., Series 2016-19A, Class E,
8.831%	(3 Month LIBOR USD + 7.000%), 10/16/2028 (a)(b)	250,000	249,979
Apex Credit CLO Ltd., Series 2015-2A, Class CR,
3.731%	(3 Month LIBOR USD + 1.900%), 10/19/2026 (a)(b)	5,000,000	4,989,420
Apidos CLO XVI, Series 2013-16A, Class BR,
3.769%	(3 Month LIBOR USD + 1.950%), 1/21/2025 (a)(b)	4,750,000	4,752,935
ARES LI CLO Ltd., Series 2019-51A, Class C,
4.531%	(3 Month LIBOR USD + 2.700%), 4/15/2031 (a)(b)	2,500,000	2,504,352
Ares XXIX CLO Ltd., Series 2014-1A, Class C,
5.336%	(3 Month LIBOR USD + 3.500%), 4/17/2026 (a)(b)	3,000,000	3,013,308
Ares XXXVII CLO Ltd., Series 2015-4A, Class SUB, 0.000%, 10/15/2030 (b)(j)(e)		3,000,000	2,130,000
Avery Point IV CLO Ltd., Series 2014-1A, Class CR,
4.144%	(3 Month LIBOR USD + 2.350%), 4/27/2026 (a)(b)	4,000,000	4,009,864
Barings CLO Ltd., Series 2013-IA, Class DR,
4.369%	(3 Month LIBOR USD + 2.550%), 1/20/2028 (a)(b)	2,000,000	1,995,362
Barings CLO Ltd., Series 2019-4A, Class C,
4.703%	(3 Month LIBOR USD + 2.800%), 1/18/2033 (a)(b)	4,500,000	4,516,033
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (j)(e)		1,500,000	1,397,853
Battalion CLO VII Ltd., Series 2014-7A, Class CRR,
4.766%	(3 Month LIBOR USD + 2.930%), 7/17/2028 (a)(b)	3,600,000	3,588,077
BCC Middle Market CLO LLC, Series 2019-1A, Class B,
5.654%	(3 Month LIBOR USD + 3.600%), 10/20/2031 (a)(b)	9,550,000	9,549,694
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class DR,
9.069%	(3 Month LIBOR USD + 7.250%), 1/20/2029 (a)(b)	3,000,000	2,992,677
BlueMountain CLO Ltd., Series 2015-1A, Class C,
5.598%	(3 Month LIBOR USD + 3.750%), 4/13/2027 (a)(b)	3,000,000	3,007,788

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
BNPP IP CLO Ltd., Series 2014-1A, Class BR,
4.277%	(3 Month LIBOR USD + 2.500%), 4/24/2026 (a)(b)	$ 3,000,000	$ 3,000,015
Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR,
4.044%	(3 Month LIBOR USD + 2.250%), 4/27/2027 (a)(b)	1,250,000	1,227,565
Catamaran CLO Ltd., Series 2014-2A, Class C,
5.319%	(3 Month LIBOR USD + 3.500%), 10/18/2026 (a)(b)	8,600,000	8,622,394
Catamaran CLO Ltd., Series 2016-1A, Class C,
5.669%	(3 Month LIBOR USD + 3.850%), 1/18/2029 (a)(b)	5,775,000	5,789,143
Catamaran CLO Ltd., Series 2014-1A, Class BR,
4.202%	(3 Month LIBOR USD + 2.400%), 4/22/2030 (a)(b)	4,500,000	4,460,985
Catamaran CLO Ltd., Series 2014-1A, Class CR,
5.232%	(3 Month LIBOR USD + 3.430%), 4/22/2030 (a)(b)	4,500,000	4,364,950
Cent CLO Ltd., Series 2013-19, Class C,
5.075%	(3 Month LIBOR USD + 3.300%), 10/29/2025 (a)(b)	4,248,000	4,264,788
Cerberus Loan Funding XXII LP, Series 2018-1A, Class C,
4.181%	(3 Month LIBOR USD + 2.350%), 4/15/2030 (a)(b)	1,500,000	1,412,682
CFIP CLO Ltd., Series 2017-1A, Class E,
8.019%	(3 Month LIBOR USD + 6.200%), 1/18/2030 (a)(b)	750,000	742,195
CIFC Funding Ltd., Series 2015-4A, Class CR,
5.819%	(3 Month LIBOR USD + 4.000%), 10/20/2027 (a)(b)	9,000,000	9,022,383
CIFC Funding Ltd., Series 2012-2RA, Class A2,
3.069%	(3 Month LIBOR USD + 1.250%), 1/20/2028 (a)(b)	5,000,000	4,979,680
CIFC Funding Ltd., Series 2016-1A, Class CR,
0.000%	(3 Month LIBOR USD + 2.800%), 10/21/2031 (a)(b)	6,000,000	6,014,892
Diamond CLO Ltd., Series 2019-1A, Class E,
9.844%	(3 Month LIBOR USD + 8.050%), 4/25/2029 (a)(b)(e)	2,520,000	2,521,053
Dryden XXV Senior Loan Fund, Series 2012-25A, Class BRR,
3.181%	(3 Month LIBOR USD + 1.350%), 10/15/2027 (a)(b)	7,730,000	7,726,893
Dryden XXXVI Senior Loan Fund, Series 2014-36A, Class DR2,
5.531%	(3 Month LIBOR USD + 3.700%), 4/16/2029 (a)(b)(i)	11,900,000	11,930,071
Elevation CLO Ltd., Series 2016-5A, Class X,
2.594%	(3 Month LIBOR USD + 0.800%), 10/15/2031 (a)(b)	729,167	729,167
Ellington CLO III Ltd., Series 2018-3A, Class B,
3.819%	(3 Month LIBOR USD + 2.000%), 7/20/2030 (a)(b)	7,200,000	7,067,671
Ellington CLO III Ltd., Series 2018-3A, Class C,
4.069%	(3 Month LIBOR USD + 2.250%), 7/20/2030 (a)(b)	2,700,000	2,535,486
Ellington CLO IV Ltd., Series 2019-4A, Class B,
4.331%	(3 Month LIBOR USD + 2.500%), 4/16/2029 (a)(b)	6,465,519	6,473,000
Ellington CLO IV Ltd., Series 2019-4A, Class C,
5.131%	(3 Month LIBOR USD + 3.300%), 4/16/2029 (a)(b)	4,612,500	4,614,626
Figueroa CLO Ltd., Series 2014-CR, Class 1A,
3.931%	(3 Month LIBOR USD + 2.100%), 1/15/2027 (a)(b)	6,300,000	6,310,187
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class CR,
0.000%	(3 Month LIBOR USD + 5.000%), 1/26/2032 (a)(b)	9,000,000	8,999,946
Flagship CLO VIII Ltd., Series 2014-8A, Class BRR,
3.243%	(3 Month LIBOR USD + 1.400%), 1/16/2026 (a)(b)(i)	13,500,000	13,518,522
Flagship CLO VIII Ltd., Series 2014-8A, Class DR,
4.893%	(3 Month LIBOR USD + 3.050%), 1/16/2026 (a)(b)	5,000,000	4,933,510

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Class C,
4.560%	(3 Month LIBOR USD + 2.650%), 11/15/2029 (a)(b)	$ 2,750,000	$ 2,686,717
Fortress Credit Opportunities XI CLO Ltd., Series 2018-11, Class C,
4.331%	(3 Month LIBOR USD + 2.500%), 4/15/2031 (a)(b)	1,750,000	1,688,750
Gallatin CLO IX Ltd., Series 2018-1A, Class C1,
3.927%	(3 Month LIBOR USD + 2.100%), 1/21/2028 (a)(b)	2,750,000	2,755,987
Gallatin CLO VIII Ltd., Series 2017-1A, Class E,
7.231%	(3 Month LIBOR USD + 5.400%), 7/15/2027 (a)(b)	5,000,000	4,975,150
Garrison BSL CLO Ltd., Series 2016-1RA, Class CR,
5.819%	(3 Month LIBOR USD + 4.000%), 4/20/2029 (a)(b)	10,900,000	10,909,963
Garrison Funding Ltd., Series 2018-2RA, Class A2R,
4.349%	(3 Month LIBOR USD + 2.450%), 11/20/2029 (a)(b)	1,100,000	1,086,376
Garrison Funding Ltd., Series 2018-2RA, Class BR,
5.069%, (3 Month LIBOR USD + 3.170%), 11/20/2029 (a)(b)		6,550,000	6,504,569
Garrison MML CLO LP, Series 2019-1A, Class B,
5.669%	(3 Month LIBOR USD + 3.850%), 7/21/2031 (a)(b)	3,100,000	3,101,646
Golub Capital Partners CLO 42M Ltd., Series 2019-42A, Class C1,
5.519%	(3 Month LIBOR USD + 3.700%), 4/21/2031 (a)(b)	8,000,000	8,022,456
Golub Capital Partners CLO 45M Ltd., Series 2019-45A, Class C,
5.619%	(3 Month LIBOR USD + 3.800%), 10/20/2031 (a)(b)	10,750,000	10,749,721
Halcyon Loan Advisors Funding Ltd., Series 2013-1X, Class C,
5.331%	(3 Month LIBOR USD + 3.500%), 4/15/2025 (a)(h)	2,500,000	2,509,630
Halcyon Loan Advisors Funding Ltd., Series 2017-1A, Class B,
4.544%	(3 Month LIBOR USD + 2.750%), 6/25/2029 (a)(b)	4,500,000	4,507,515
Hull Street CLO Ltd., Series 2014-CR, Class 1A,
4.527%	(3 Month LIBOR USD + 2.700%), 10/18/2026 (a)(b)	6,300,000	6,328,583
Jamestown CLO XIV Ltd., Series 2019-14A, Class A2,
4.111%	(3 Month LIBOR USD + 2.200%), 10/20/2032 (a)(b)	10,000,000	10,023,610
Jamestown CLO XIV Ltd., Series 2019-14A, Class B,
4.861%	(3 Month LIBOR USD + 2.950%), 10/20/2032 (a)(b)	9,000,000	9,028,053
JFIN CLO Ltd., Series 2013-1A, Class ER,
8.319%	(3 Month LIBOR USD + 6.500%), 1/22/2030 (a)(b)(e)	1,250,000	1,100,000
JFIN CLO Ltd., Series 2013-1A, Class DR,
9.189%	(3 Month LIBOR USD + 7.370%), 1/22/2030 (a)(b)	3,900,000	3,717,780
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class B,
3.136%	(3 Month LIBOR USD + 1.300%), 1/18/2028 (a)(b)	4,141,000	4,105,313
KCAP F3C Senior Funding LLC, Series 2017-1A, Class B,
4.408%	(3 Month LIBOR USD + 2.500%), 12/20/2029 (a)(b)(i)	9,900,000	9,904,089
LCM XIII LP, Series 13A, Class ER,
9.119%	(3 Month LIBOR USD + 7.300%), 7/19/2027 (a)(b)	2,000,000	2,004,772
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR,
3.794%	(3 Month LIBOR USD + 2.000%), 1/25/2030 (a)(b)	7,978,500	7,838,374
Madison Park Funding X Ltd., Series 2012-10A, Class DR2,
5.069%	(3 Month LIBOR USD + 3.250%), 1/22/2029 (a)(b)	4,750,000	4,726,003
Madison Park Funding XII Ltd., Series 2014-12A, Class E,
6.919%	(3 Month LIBOR USD + 5.100%), 7/20/2026 (a)(b)	940,000	939,963
Madison Park Funding XIX Ltd., Series 2015-19A, Class B1R,
4.102%	(3 Month LIBOR USD + 2.300%), 1/24/2028 (a)(b)	10,500,000	10,504,379

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
Madison Park Funding XVI Ltd., Series 2015-16A, Class D,
7.319%	(3 Month LIBOR USD + 5.500%), 4/20/2026 (a)(b)	$ 1,500,000	$ 1,499,936
Man GLG US CLO Ltd., Series 2018-2A, Class CR,
5.311%	(3 Month LIBOR USD + 3.480%), 10/16/2028 (a)(b)	5,500,000	5,499,830
Man GLG US CLO Ltd., Series 2018-2A, Class DR,
7.931%	(3 Month LIBOR USD + 6.100%), 10/16/2028 (a)(b)	3,000,000	2,886,585
Marathon CLO V Ltd., Series 2013-5A, Class A2R,
3.345%	(3 Month LIBOR USD + 1.450%), 11/22/2027 (a)(b)	9,000,000	8,999,901
MidOcean Credit CLO VI, Series 2016-6A, Class Dr,
5.569%	(3 Month LIBOR USD + 3.750%), 1/22/2029 (a)(b)	10,000,000	9,949,050
MMCF CLO LLC, Series 2017-1A, Class C,
5.031%	(3 Month LIBOR USD + 3.200%), 1/15/2028 (a)(b)(e)	2,000,000	1,961,494
MMCF CLO LLC, Series 2017-1A, Class D,
8.211%	(3 Month LIBOR USD + 6.380%), 1/15/2028 (a)(b)(e)	3,000,000	2,928,138
MMCF CLO LLC, Series 2019-2A, Class B,
5.281%	(3 Month LIBOR USD + 3.450%), 4/16/2029 (a)(b)	6,000,000	5,988,954
Monroe Capital BSL CLO Ltd., Series 2015-1A, Class CR,
4.349%	(3 Month LIBOR USD + 2.450%), 5/22/2027 (a)(b)(i)	8,900,000	8,900,552
Mountain Hawk III CLO Ltd., Series 2014-3A, Class D,
5.319%	(3 Month LIBOR USD + 3.500%), 4/18/2025 (a)(b)	10,350,000	10,349,762
Mountain View CLO Ltd., Series 2014-1A, Class CRR,
3.831%	(3 Month LIBOR USD + 2.000%), 10/15/2026 (a)(b)	9,000,000	9,029,916
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class DR2,
7.381%	(3 Month LIBOR USD + 5.550%), 7/15/2027 (a)(b)	4,000,000	3,981,508
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class FR,
9.281%	(3 Month LIBOR USD + 7.450%), 1/18/2028 (a)(b)(e)	3,000,000	2,924,370
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class CR,
5.594%	(3 Month LIBOR USD + 3.800%), 10/25/2028 (a)(b)	10,000,000	10,003,680
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class CR,
4.569%	(3 Month LIBOR USD + 2.750%), 1/20/2027 (a)(b)	3,000,000	2,991,702
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class DR,
5.719%	(3 Month LIBOR USD + 3.900%), 1/20/2027 (a)(b)(e)	3,000,000	2,984,544
Northwoods Capital XII-B Ltd., Series 2018-12BA, Class C,
4.044%	(3 Month LIBOR USD + 2.150%), 6/16/2031 (a)(b)	7,050,000	6,837,393
Oaktree CLO Ltd., Series 2019-4A, Class C,
4.868%	(3 Month LIBOR USD + 2.950%), 10/20/2032 (a)(b)	2,500,000	2,504,410
Ocean Trails CLO VI, Series 2016-6A, Class CR,
4.481%	(3 Month LIBOR USD + 2.650%), 7/17/2028 (a)(b)	7,200,000	7,212,564
OCP CLO Ltd., Series 2015-8A, Class CR,
4.636%	(3 Month LIBOR USD + 2.800%), 4/17/2027 (a)(b)	7,500,000	7,499,835
OCP CLO Ltd., Series 2015-8A, Class D,
7.336%	(3 Month LIBOR USD + 5.500%), 4/19/2027 (a)(b)	884,000	885,616
OCP CLO Ltd., Series 2013-4A, Class CR,
5.761%	(3 Month LIBOR USD + 3.960%), 4/24/2029 (a)(b)	7,750,000	7,773,754
Octagon Investment Partners Ltd., Series 2018-2A, Class B,
3.544%	(3 Month LIBOR USD + 1.750%), 7/25/2030 (a)(b)	3,000,000	2,961,864
OZLM XI Ltd., Series 2015-11A, Class DR,
8.770%	(3 Month LIBOR USD + 7.000%), 10/30/2030 (a)(b)	2,650,000	2,635,282

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
OZLM XII Ltd., Series 2015-12A, Class E,
8.420%	(3 Month LIBOR USD + 6.650%), 4/30/2027 (a)(b)(e)	$ 1,000,000	$ 819,001
Peaks CLO Ltd., Series 2018-3A, Class A1,
3.444%	(3 Month LIBOR USD + 1.650%), 1/27/2031 (a)(b)	3,500,000	3,504,053
PennantPark CLO I Ltd., Series 2019-1A, Class C1,
5.831%	(3 Month LIBOR USD + 4.000%), 10/15/2031 (a)(b)	5,900,000	5,899,782
Pulsar Funding I LLC, Series 2019-1A, Class B,
5.393%	(3 Month LIBOR USD + 3.500%), 1/20/2033 (a)(b)	8,000,000	8,033,456
Regatta Funding LP, Series 2013-2A, Class CR2,
5.531%	(3 Month LIBOR USD + 3.700%), 1/16/2029 (a)(b)	4,500,000	4,502,934
Regatta X Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (b)(j)(e)		2,500,000	1,900,000
Romark Credit Funding I Ltd., Series 2020-1A, Class AV, 3.572%, 4/28/2038 (b)(c)		10,000,000	10,000,000
Romark Credit Funding I Ltd., Series 2020-1A, Class BV, 4.122%, 4/28/2038 (b)(c)		21,900,000	21,900,000
Salem Fields CLO Ltd., Series 2016-2X, Class B,
4.544%	(3 Month LIBOR USD + 2.750%), 10/25/2028 (a)(h)(i)	14,100,000	14,114,354
SCOF-2 Ltd., Series 2015-2A, Class CR,
4.091%	(3 Month LIBOR USD + 2.260%), 7/15/2028 (a)(b)	4,400,000	4,409,684
Shackleton CLO Ltd., Series 2015-8A, Class CR,
3.477%	(3 Month LIBOR USD + 1.650%), 10/20/2027 (a)(b)	3,195,500	3,195,468
Sound Point CLO II Ltd., Series 2013-1A, Class A3R,
3.644%	(3 Month LIBOR USD + 1.850%), 1/27/2031 (a)(b)	7,000,000	6,902,028
Sound Point CLO XIV Ltd., Series 2016-3A, Class D,
5.656%	(3 Month LIBOR USD + 3.850%), 1/23/2029 (a)(b)	2,950,000	2,957,351
Sound Point CLO XXIV Ltd., Series 2019-3A, Class C,
5.197%	(3 Month LIBOR USD + 3.100%), 10/25/2032 (a)(b)	6,000,000	6,013,728
Steele Creek CLO Ltd., Series 2016-1A, Class CR,
3.794%	(3 Month LIBOR USD + 1.900%), 6/16/2031 (a)(b)	17,806,577	17,069,118
Steele Creek CLO Ltd., Series 2016-1A, Class FR,
8.794%	(3 Month LIBOR USD + 6.900%), 6/16/2031 (a)(b)(e)	1,000,000	752,602
Symphony CLO XII Ltd., Series 2013-12A, Class CR,
3.931%	(3 Month LIBOR USD + 2.100%), 10/15/2025 (a)(b)	2,500,000	2,504,022
Symphony CLO XII Ltd., Series 2013-12A, Class DR,
5.081%	(3 Month LIBOR USD + 3.250%), 10/15/2025 (a)(b)	11,330,000	11,329,683
Symphony CLO XII Ltd., Series 2013-12A, Class E,
6.731%	(3 Month LIBOR USD + 4.900%), 10/15/2025 (a)(b)	2,000,000	1,999,902
TCP Waterman CLO Ltd., Series 2016-1A, Class A2,
4.894%	(3 Month LIBOR USD + 3.000%), 12/15/2028 (a)(b)	2,000,000	2,001,522
TCP Waterman CLO Ltd., Series 2016-1A, Class B,
5.344%	(3 Month LIBOR USD + 3.450%), 12/15/2028 (a)(b)	1,000,000	999,955
TCW CLO Ltd., Series 2019-2A, Class D2A,
6.789%	(3 Month LIBOR USD + 4.890%), 10/20/2032 (a)(b)	3,000,000	2,976,477
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class B,
4.581%	(3 Month LIBOR USD + 2.750%), 4/15/2030 (a)(b)(i)	15,000,000	15,012,510
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class C,
5.631%	(3 Month LIBOR USD + 3.800%), 4/15/2030 (a)(b)	6,350,000	6,352,667
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class E,
10.331% (3 Month LIBOR USD + 8.500%), 4/15/2030 (a)(b)(e)		600,000	600,199
THL Credit Lake Shore MM CLO II Ltd., Series 2019-2A, Class C,
5.667%	(3 Month LIBOR USD + 3.600%), 10/17/2031 (a)(b)	4,200,000	4,201,344

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
THL Credit Wind River CLO Ltd., Series 2012-2A, Class INC, 0.000%, 1/20/2026 (b)
(e)(j)		$ 3,000,000	$ 900,000
THL Credit Wind River CLO Ltd., Series 2017-1A, Class C,
4.119%	(3 Month LIBOR USD + 2.300%), 4/18/2029 (a)(b)	12,500,000	12,512,438
Tralee CLO V Ltd., Series 2018-5A, Class C,
4.019%	(3 Month LIBOR USD + 2.200%), 10/20/2028 (a)(b)	8,300,000	8,280,022
Tralee CLO VI Ltd., Series 2019-6A, Class C1,
4.964%	(3 Month LIBOR USD + 3.170%), 10/25/2032 (a)(b)	5,000,000	5,012,465
Trinitas CLO I Ltd., Series 2014-1A, Class CR,
4.331%	(3 Month LIBOR USD + 2.500%), 4/15/2026 (a)(b)	4,250,000	4,262,529
Trinitas CLO II Ltd., Series 2014-2A, Class C,
4.641%	(3 Month LIBOR USD + 2.810%), 7/15/2026 (a)(b)	7,250,000	7,265,457
Trinitas CLO V Ltd., Series 2016-5A, Class E,
9.194%	(3 Month LIBOR USD + 7.400%), 10/25/2028 (a)(b)	5,000,000	4,999,790
Venture CLO Ltd., Series 2015-25A, Class E,
9.019%	(3 Month LIBOR USD + 7.200%), 4/20/2029 (a)(b)	4,500,000	4,351,446
Venture XXIV CLO Ltd., Series 2016-24A, Class D1R,
5.719%	(3 Month LIBOR USD + 3.900%), 10/20/2028 (a)(b)	7,280,000	7,285,140
Venture XXIV CLO Ltd., Series 2016-24A, Class D2,
5.877%	(3 Month LIBOR USD + 4.050%), 10/20/2028 (a)(b)	4,000,000	4,002,816
Vibrant CLO III Ltd., Series 2015-3A, Class BRR,
4.169%	(3 Month LIBOR USD + 2.350%), 10/20/2031 (a)(b)	2,900,000	2,901,847
Vibrant CLO V Ltd., Series 2016-5A, Class C,
4.619%	(3 Month LIBOR USD + 2.800%), 1/20/2029 (a)(b)	5,250,000	5,260,500
Voya CLO Ltd., Series 2019-1A, Class E,
7.781%	(3 Month LIBOR USD + 5.950%), 4/16/2029 (a)(b)	7,000,000	7,015,813
Voya CLO Ltd., Series 2014-2A, Class ER,
9.536%	(3 Month LIBOR USD + 7.700%), 4/17/2030 (a)(b)(e)	2,000,000	1,639,870
WhiteHorse VIII Ltd., Series 2014-1A, Class CR,
3.859%	(3 Month LIBOR USD + 1.950%), 5/1/2026 (a)(b)(i)	7,500,000	7,522,005
WhiteHorse X Ltd., Series 2015-10A, Class CR,
3.986%	(3 Month LIBOR USD + 2.150%), 4/19/2027 (a)(b)	5,000,000	5,017,810
WhiteHorse X Ltd., Series 2015-10A, Class DR,
4.836%	(3 Month LIBOR USD + 3.000%), 4/19/2027 (a)(b)	2,500,000	2,460,345
Woodmont Trust, Series 2017-1A, Class B,
3.869%	(3 Month LIBOR USD + 2.050%), 4/18/2029 (a)(b)	8,000,000	8,006,616
Woodmont Trust, Series 2017-1A, Class D,
6.869%	(3 Month LIBOR USD + 5.050%), 4/18/2029 (a)(b)(e)	3,000,000	3,001,014
York CLO Ltd., Series 2015-1A, Class F,
9.052%	(3 Month LIBOR USD + 7.250%), 1/22/2031 (a)(b)(e)	2,405,000	2,177,054
Z Capital Credit Partners CLO Ltd., Series 2015-1A, Class CR,
3.693%	(3 Month LIBOR USD + 1.850%), 7/16/2027 (a)(b)	8,300,000	8,152,750
Zais CLO 3 Ltd., Series 2015-3A, Class A2R,
4.021%	(3 Month LIBOR USD + 2.190%), 7/15/2031 (a)(b)	14,000,000	13,966,904
Zais CLO Ltd., Series 2016-2A, Class A2,
4.231%	(3 Month LIBOR USD + 2.400%), 10/16/2028 (a)(b)	13,420,000	13,448,531
Zais CLO Ltd., Series 2016-2A, Class B,
5.131%	(3 Month LIBOR USD + 3.300%), 10/16/2028 (a)(b)	3,150,000	3,157,302
Zais CLO Ltd., Series 2016-2A, Class C,
6.331%	(3 Month LIBOR USD + 4.500%), 10/16/2028 (a)(b)	1,500,000	1,394,670

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
Zais CLO Ltd., Series 2018-2A, Class C,
4.169%	(3 Month LIBOR USD + 2.350%), 7/21/2031 (a)(b)	$ 6,750,000	$ 6,606,218
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost – $790,824,432)			792,278,328
Commercial Mortgage-Backed Securities – 6.31%
Ashford Hospitality Trust, Series 2018-KEYS, Class F,
7.676%	(1 Month LIBOR USD + 6.000%), 6/15/2035 (a)(b)	8,000,000	7,995,672
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E,
5.076%	(1 Month LIBOR USD + 3.400%), 6/15/2035 (a)(b)	2,625,000	2,643,900
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F,
5.676%	(1 Month LIBOR USD + 4.000%), 6/15/2035 (a)(b)	1,950,000	1,965,259
BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT, Class F,
5.876%	(1 Month LIBOR USD + 4.200%), 3/15/2034 (a)(b)	4,250,000	4,265,253
BBCMS Mortgage Trust, Series 2018-TALL, Class F,
4.911%	(1 Month LIBOR USD + 3.235%), 3/16/2037 (a)(b)	12,500,000	12,578,237
BBCMS Trust, Series 2018-CBM, Class D,
4.067%	(1 Month LIBOR USD + 2.391%), 7/15/2037 (a)(b)	2,900,000	2,909,068
BBCMS Trust, Series 2018-CBM, Class F,
5.826%	(1 Month LIBOR USD + 4.150%), 7/15/2037 (a)(b)	500,000	501,249
BTH Mortgage-Backed Securities Trust, Series 2018-3, Class A,
4.281%	(1 Month LIBOR USD + 2.500%), 7/6/2020 (a)	5,000,000	5,008,285
BTH Mortgage-Backed Securities Trust, Series 2018-17, Class A,
4.281%	(1 Month LIBOR USD + 2.500%), 8/6/2020 (a)(b)	5,938,000	5,952,839
BX Commercial Mortgage Trust, Series 2018-IND, Class G,
3.726%	(1 Month LIBOR USD + 2.050%), 11/15/2035 (a)(b)	3,150,000	3,167,734
BX Commercial Mortgage Trust, Series 2019-XL, Class A,
2.596%	(1 Month LIBOR USD + 0.920%), 10/15/2036 (a)(b)(i)	9,500,000	9,529,706
BX Commercial Mortgage Trust, Series 2019-XL, Class F,
3.676%	(1 Month LIBOR USD + 2.000%), 10/15/2036 (a)(b)	4,000,000	4,022,532
BX Commercial Mortgage Trust, Series 2019-XL, Class J,
4.326%	(1 Month LIBOR USD + 2.650%), 10/15/2036 (a)(b)	19,250,000	19,382,555
BX Commercial Mortgage Trust, Series 2020-BXLP, Class E,
3.350%	(1 Month LIBOR USD + 1.600%), 12/15/2036 (a)(b)(c)	5,000,000	5,021,845
BX Commercial Mortgage Trust, Series 2020-BXLP, Class G,
4.250%	(1 Month LIBOR USD + 2.500%), 12/15/2036 (a)(b)(c)	4,000,000	4,024,992
BX Commercial Mortgage Trust, Series 2018-BIOA, Class F,
4.147%	(1 Month LIBOR USD + 2.471%), 3/16/2037 (a)(b)	9,750,000	9,807,983
BX Trust, Series 2019-ATL, Class A,
2.763%	(1 Month LIBOR USD + 1.087%), 10/15/2036 (a)(b)(i)	1,000,000	1,001,250
BX Trust, Series 2019-ATL, Class E,
3.913%	(1 Month LIBOR USD + 2.237%), 10/15/2036 (a)(b)	4,990,000	5,008,727
BX Trust, Series 2019-ATL, Class F,
4.413%	(1 Month LIBOR USD + 2.737%), 10/15/2036 (a)(b)	2,500,000	2,512,515
BXP Trust, Series 2017-CQHP, Class E,
4.676%	(1 Month LIBOR USD + 3.000%), 11/15/2034 (a)(b)	2,000,000	2,014,004
BXP Trust, Series 2017-CQHP, Class F,
5.676%	(1 Month LIBOR USD + 4.000%), 11/15/2034 (a)(b)	4,500,000	4,527,337

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Commercial Mortgage-Backed Securities – (continued)
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F,
4.226%	(1 Month LIBOR USD + 2.550%), 12/15/2037 (a)(b)	$ 4,250,000	$ 4,289,916
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G,
4.668%	(1 Month LIBOR USD + 2.992%), 11/17/2036 (a)(b)	9,300,000	9,317,428
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D,
3.726%	(1 Month LIBOR USD + 2.050%), 6/15/2034 (a)(b)(i)	5,850,000	5,857,295
CHC Commercial Mortgage Trust, Series 2019-CHC, Class E,
4.026%	(1 Month LIBOR USD + 2.350%), 6/15/2034 (a)(b)	12,787,000	12,818,967
CHC Commercial Mortgage Trust, Series 2019-CHC, Class F,
4.284%	(1 Month LIBOR USD + 2.608%), 6/15/2034 (a)(b)	2,500,000	2,507,818
CHT Mortgage Trust, Series 2017-COSMO, Class C,
3.176%	(1 Month LIBOR USD + 1.500%), 11/17/2036 (a)(b)(i)	4,750,000	4,766,340
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 4.903%,
1/11/2036 (b)(j)		5,000,000	5,223,895
Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class F,
4.176%	(1 Month LIBOR USD + 2.500%), 2/15/2036 (a)(b)	5,000,000	5,016,115
Citigroup Commercial Mortgage Trust, Series 2018TBR, Class F,
5.326%	(1 Month LIBOR USD + 3.650%), 12/15/2036 (a)(b)	4,250,000	4,288,602
CLNY Trust, Series 2019-IKPR, Class A,
2.805%	(1 Month LIBOR USD + 1.129%), 11/15/2038 (a)(b)(i)	5,000,000	4,973,400
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL,
2.417%	(1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(b)	2,757,704	2,778,698
Commercial Mortgage Trust, Series 2013-CR12, Class D, 5.245%, 10/15/2046 (b)(i)(j)		5,000,000	4,505,890
CORE Mortgage Trust, Series 2019-CORE, Class E,
3.576%	(1 Month LIBOR USD + 1.900%), 12/15/2031 (a)(b)	6,750,000	6,762,663
CORE Mortgage Trust, Series 2019-CORE, Class F,
4.026%	(1 Month LIBOR USD + 2.350%), 12/15/2031 (a)(b)	4,500,000	4,505,625
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class A,
2.926%	(1 Month LIBOR USD + 1.250%), 1/17/2034 (a)(b)	6,000,000	6,015,012
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class C,
4.426%	(1 Month LIBOR USD + 2.750%), 1/17/2034 (a)(b)	2,750,000	2,762,900
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D,
5.276%	(1 Month LIBOR USD + 3.600%), 1/17/2034 (a)(b)(i)	6,500,000	6,548,834
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F,
4.326%	(1 Month LIBOR USD + 2.650%), 5/15/2036 (a)(b)	5,000,000	5,028,165
Credit Suisse Mortgage Trust, Series 2017-HD, Class E,
5.326%	(1 Month LIBOR USD + 3.650%), 2/18/2031 (a)(b)	8,000,000	8,030,768
CSMC Trust, Series 2017-PFHP, Class G,
7.826%	(1 Month LIBOR USD + 6.150%), 12/15/2030 (a)(b)	5,500,000	5,571,368
CSMC Trust, Series 2017-CHOP, Class E,
4.976%	(1 Month LIBOR USD + 3.300%), 7/15/2032 (a)(b)	5,500,000	5,524,090
CSWF Trust, Series 2018-TOP, Class F,
4.426%	(1 Month LIBOR USD + 2.750%), 8/15/2035 (a)(b)	2,794,830	2,809,696
CSWF Trust, Series 2018-TOP, Class G,
4.926%	(1 Month LIBOR USD + 3.250%), 8/15/2035 (a)(b)	7,468,943	7,474,148
CSWF Trust, Series 2018-TOP, Class H,
5.090%	(1 Month LIBOR USD + 3.413%), 8/15/2035 (a)(b)	4,577,739	4,583,676
DBGS Mortgage Trust, Series 2018-BIOD, Class F,
3.676%	(1 Month LIBOR USD + 2.000%), 5/15/2035 (a)(b)	4,176,625	4,176,600

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Commercial Mortgage-Backed Securities – (continued)
GS Mortgage Securities Corp. II, Series 2018-RIVR, Class G,
4.276%	(1 Month LIBOR USD + 2.600%), 7/16/2035 (a)(b)	$ 5,300,000	$ 5,295,389
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G,
5.601%	(1 Month LIBOR USD + 3.925%), 7/15/2031 (a)(b)	500,000	501,661
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class G, 4.744%,
10/12/2032 (b)(j)		3,400,000	3,292,397
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class F, 4.744%,
10/12/2032 (b)(j)		14,000,000	13,911,590
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class D,
3.426%	(1 Month LIBOR USD + 1.750%), 10/15/2036 (a)(b)(i)	5,000,000	5,013,830
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class E,
3.876%	(1 Month LIBOR USD + 2.200%), 10/15/2036 (a)(b)	5,000,000	5,010,000
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class F,
4.326%	(1 Month LIBOR USD + 2.650%), 10/15/2036 (a)(b)	7,000,000	7,021,252
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class F,
4.950%	(1 Month LIBOR USD + 3.250%), 12/15/2036 (a)(b)	4,250,000	4,260,591
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G,
5.700%	(1 Month LIBOR USD + 4.000%), 12/15/2036 (a)(b)	4,700,000	4,711,712
GS Mortgage Securities Trust, Series 2018-HART, Class D,
3.876%	(1 Month LIBOR USD + 2.200%), 10/15/2031 (a)(b)(i)	4,250,000	4,257,625
GS Mortgage Securities Trust, Series 2018-HART, Class E,
4.426%	(1 Month LIBOR USD + 2.750%), 10/15/2031 (a)(b)	7,300,000	7,318,228
GS Mortgage Securities Trust, Series 2018-HART, Class F,
5.576%	(1 Month LIBOR USD + 3.900%), 10/15/2031 (a)(b)	1,250,000	1,253,144
GS Mortgage Securities Trust, Series 2014-GC22, Class C, 4.847%, 6/12/2047 (j)		293,000	312,374
GS Mortgage Securities Trust, Series 2014-GC24, Class G, 4.665%, 9/12/2047 (j)		200,000	193,062
GS Mortgage Securities Trust, Series 2014-GC24, Class D, 4.665%, 9/12/2047 (b)(j)
(k)		8,000,000	6,631,072
Harvest SBA Loan Trust, Series 2018-1, Class A,
3.911%	(1 Month LIBOR USD + 2.250%), 9/26/2044 (a)(b)	2,621,767	2,620,268
HMH Trust, Series 2017-NSS, Class E, 6.292%, 7/5/2031 (b)		7,100,000	7,488,768
HPLY Trust, Series 2019-HIT, Class F,
4.826%	(1 Month LIBOR USD + 3.150%), 11/17/2036 (a)(b)	5,588,760	5,627,245
IMT Trust, Series 2017-APTS, Class FFL,
4.526%	(1 Month LIBOR USD + 2.850%), 6/15/2034 (a)(b)	225,937	226,785
InTown Hotel Portfolio Trust, Series 2018-STAY, Class F,
5.526%	(1 Month LIBOR USD + 3.850%), 1/18/2033 (a)(b)	7,000,000	7,026,271
Jackson Park Trust, Series 2019-LIC, Class E, 3.242%, 10/14/2039 (b)(j)		4,750,000	4,455,761
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A,
2.876%	(1 Month LIBOR USD + 1.200%), 4/15/2031 (a)(b)	3,500,000	3,507,658
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8,
Class F,
5.676%	(1 Month LIBOR USD + 4.000%), 2/15/2035 (a)(b)	3,250,000	3,267,287
KNDL Mortgage Trust, Series 2019-KNSQ, Class F,
3.676%	(1 Month LIBOR USD + 2.000%), 5/15/2036 (a)(b)	2,500,000	2,493,750
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.495%, 7/15/2040 (j)
(e)		2,650,000	2,586,980
LCCM, Series 2017-LC26, Class C, 4.706%, 7/12/2050 (b)(i)		7,500,000	8,099,715
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class H,
4.376%, 2/16/2046 (b)(e)(j)		10,318,259	4,285,090
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G,
4.376%, 2/16/2046 (b)(e)(j)		1,000,000	710,356

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D,
4.929%, 6/17/2047 (b)(i)(j)	5,000,000	4,169,045

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C,
4.907%, 5/17/2049 (i)(j)		$ 7,650,000	$ 8,229,304
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F,
4.276%	(1 Month LIBOR USD + 2.600%), 11/15/2034 (a)(b)	7,650,000	7,671,535
Morgan Stanley Capital I Trust, Series 2016-PSQ, Class C, 3.954%, 1/12/2038 (b)(i)(j)		5,000,000	5,100,070
Motel 6 Trust, Series 2017-MTL6, Class E,
4.926%	(1 Month LIBOR USD + 3.250%), 8/15/2034 (a)(b)	2,407,344	2,422,411
Motel 6 Trust, Series 2017-MTL6, Class F,
5.926%	(1 Month LIBOR USD + 4.250%), 8/15/2034 (a)(b)	1,324,039	1,333,156
MSCG Trust, Series 2016-SNR, Class C, 5.205%, 11/16/2034 (b)(i)		4,250,000	4,356,233
MTRO Commercial Mortgage Trust, Series 2019-TECH, Class A,
2.576%	(1 Month LIBOR USD + 0.900%), 12/15/2033 (a)(b)	4,500,000	4,501,400
MTRO Commercial Mortgage Trust, Series 2019-TECH, Class E,
3.726%	(1 Month LIBOR USD + 2.050%), 12/15/2033 (a)(b)	3,750,000	3,757,024
Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class MSK2,
3.250%, 12/17/2038 (b)(j)		2,500,000	2,460,620
Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class MSK1,
3.250%, 12/17/2038 (b)(j)		6,995,300	7,049,283
New Orleans Hotel Trust, Series 2019-HNLA, Class E,
4.365%	(1 Month LIBOR USD + 2.689%), 4/15/2032 (a)(b)	2,700,000	2,712,369
New Orleans Hotel Trust, Series 2019-HNLA, Class F,
5.365%	(1 Month LIBOR USD + 3.689%), 4/15/2032 (a)(b)	8,060,000	8,068,656
RAIT Trust, Series 2017-FL7, Class C,
4.184%	(1 Month LIBOR USD + 2.500%), 6/15/2037 (a)(b)	3,183,418	3,194,691
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E,
4.676%	(1 Month LIBOR USD + 3.000%), 6/15/2033 (a)(b)	4,750,000	4,762,360
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class F,
5.667%	(1 Month LIBOR USD + 3.952%), 11/11/2034 (a)(b)	11,543,644	11,556,296
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class F,
5.000%, 5/11/2063 (b)(j)		7,000,000	2,449,335
Velocity Commercial Capital Loan Trust, Series 2019-1, Class M3,
4.120%, 3/25/2049 (b)(j)		2,784,134	2,876,211
Velocity Commercial Capital Loan Trust, Series 2019-1, Class M4,
4.610%, 3/25/2049 (b)(j)		3,060,880	3,164,304
VMC Finance LLC, Series 2018-FL1, Class D,
5.069%	(1 Month LIBOR USD + 3.400%), 3/16/2035 (a)(b)	4,500,000	4,522,478
Wells Fargo Commercial Mortgage Trust, Series 2020-SOP, Class A,
2.790%	(1 Month LIBOR USD + 1.140%), 1/16/2035 (a)(b)(c)	4,500,000	4,494,893
Wells Fargo Commercial Mortgage Trust, Series 2020-SOP, Class E,
4.360%	(1 Month LIBOR USD + 2.710%), 1/16/2035 (a)(b)(c)	7,750,000	7,763,594
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class C, 3.894%,
2/18/2048		100,000	100,297
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C, 4.290%,
11/18/2047 (j)		801,000	817,029
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class C, 4.513%,
5/17/2047 (j)		2,000,000	2,041,606
XCAL Mortgage Trust, Series 2019-1, Class B1,
1.781%	(1 Month LIBOR USD + 0.000%), 11/6/2021 (a)(b)	5,950,000	6,295,296

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Commercial Mortgage-Backed Securities – (continued)
XCALI Mortgage Trust, Series 2020-1, Class B1,
9.200%	(1 Month LIBOR USD + 7.500%), 2/6/2023 (a)(b)	$ 2,700,000	$ 2,693,814
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost – $490,400,535)			489,922,022
Commercial Mortgage-Backed Securities – U.S. Government Agency –
1.72%
Federal Home Loan Mortgage Corp., Series 2016-KF14, Class B,
10.563% (1 Month LIBOR USD + 8.800%), 1/25/2023 (a)(b)		1,514,756	1,627,198
Federal Home Loan Mortgage Corp., Series KF23, Class A,
2.243%	(1 Month LIBOR USD + 0.480%), 9/25/2023 (a)	71,528	71,594
Federal Home Loan Mortgage Corp., Series 2017-KF28, Class B,
5.763%	(1 Month LIBOR USD + 4.000%), 1/25/2024 (a)(b)	702,250	721,374
Federal Home Loan Mortgage Corp., Series Q009, Class A,
2.090%	(1 Month LIBOR USD + 0.350%), 4/25/2024 (a)	7,388,900	7,398,277
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B,
4.063%	(1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(b)	7,000,000	7,034,986
Federal Home Loan Mortgage Corp., Series 2017-KF36, Class B,
4.413%	(1 Month LIBOR USD + 2.650%), 8/25/2024 (a)(b)	2,974,189	3,001,754
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B,
4.513%	(1 Month LIBOR USD + 2.750%), 8/25/2024 (a)(b)	482,565	487,374
Federal Home Loan Mortgage Corp., Series KF16, Class A,
2.393%	(1 Month LIBOR USD + 0.630%), 3/25/2026 (a)	117,816	117,709
Federal Home Loan Mortgage Corp., Series KF21, Class A,
2.243%	(1 Month LIBOR USD + 0.480%), 7/25/2026 (a)	17,971,480	17,920,369
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B,
4.313%	(1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(b)	1,214,040	1,229,902
Federal Home Loan Mortgage Corp., Series 2017-KF40, Class B,
4.463%	(1 Month LIBOR USD + 2.700%), 11/25/2027 (a)(b)	2,250,494	2,264,658
Federal Home Loan Mortgage Corp., Series 2018-KR07, Class B, 4.221%,
9/25/2028 (b)(j)		2,250,000	2,229,741
Federal Home Loan Mortgage Corp., Series K087, Class X1, 0.510%,
12/25/2028 (j)(l)		163,181,461	4,943,419
Federal Home Loan Mortgage Corp., Series K-F63, Class A,
2.203%	(1 Month LIBOR USD + 0.440%), 5/25/2029 (a)	25,000,000	25,031,225
Federal Home Loan Mortgage Corp., Series K-F73, Class AS,
2.246%	(SOFR + 0.670%), 11/26/2029 (a)	5,000,000	5,006,245
Federal Home Loan Mortgage Corp., Series K-F73, Class AL,
2.363%	(1 Month LIBOR USD + 0.600%), 11/26/2029 (a)	8,000,000	8,009,992
Federal Home Loan Mortgage Corp., Series Q004, Class A4H, 2.791%,
8/25/2046 (j)		5,632,506	5,801,526
Federal National Mortgage Association, Series 2018-M12, Class FA3,
2.464%	(1 Month LIBOR USD + 0.700%), 6/25/2025 (a)	7,873,259	7,870,724
Federal National Mortgage Association, Series 2016-K58, Class B, 3.020%,
12/1/2027		7,522,000	8,176,903
Federal National Mortgage Association, Series 2019-KF64, Class B, 3.410%,
5/1/2028		9,000,000	9,734,508
Federal National Mortgage Association, Series 2018-M6, Class FA,
2.112%	(1 Month LIBOR USD + 0.320%), 4/25/2030 (a)	4,950,824	4,878,864
Federal National Mortgage Association, Series 2019-01, Class M10,
4.911%	(1 Month LIBOR USD + 3.250%), 10/15/2049 (a)(b)	2,000,000	2,111,472
Federal National Mortgage Association, Series 2019-01, Class M7,
3.361%	(1 Month LIBOR USD + 1.700%), 10/25/2049 (a)(b)	4,589,055	4,605,975

Federal National Mortgage Association, Series 2019-01, Class	B10,
7.161% (1 Month LIBOR USD + 5.500%), 10/25/2049 (a)(b)	1,500,000	1,582,394

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency –
(continued)
Federal National Mortgage Association, Series 2019-01, Class CE,
10.411% (1 Month LIBOR USD + 8.750%), 10/25/2049 (a)(b)	$ 2,000,000	$ 2,122,232
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S.
GOVERNMENT AGENCY
(Cost – $130,335,967)		133,980,415
Corporate Obligations – 3.69%
Financial – 3.50%
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (a)	4,000,000	4,142,728
Arbor Realty Trust, Inc., 5.625%, 5/1/2023	5,400,000	5,573,346
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (b)	3,000,000	3,136,001
Atlantic Capital Bancshares, Inc.,
6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)(b)	2,000,000	2,023,750
Banc of California, Inc., 5.250%, 4/15/2025	4,650,000	4,822,940
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%),
12/10/2025 (a)(b)	2,500,000	2,540,363
Beal Trust I, 5.396% (6 Month LIBOR USD + 3.625%), 7/30/2037 (a)(e)	2,000	2,000,000
Business Development Corp. of America, 4.750%, 12/30/2022 (b)	6,000,000	6,040,729
Cadence BanCorp, 6.500% (3 Month LIBOR USD + 4.663%), 3/11/2025 (a)(b)	10,500,000	10,524,656
Capital Bancorp, Inc., 6.950% (3 Month LIBOR USD + 5.337%), 12/1/2025 (a)(b)(e)	3,750,000	3,814,371
Citadel LP, 5.375%, 1/17/2023 (b)	2,000,000	2,146,029
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (a)	10,125,000	10,190,171
Cowen, Inc., 7.250%, 5/6/2024 (b)	1,000,000	1,049,866
Customers Bancorp, Inc., 3.950%, 6/30/2022	1,050,000	1,071,850
Durant Bancorp, Inc., 5.875% (3 Month LIBOR USD + 3.742%), 3/15/2027 (a)(b)	1,200,000	1,237,157
EF Holdco, Inc. / EF Cayman Holdings Ltd., 5.500%, 9/1/2022 (b)	4,000,000	4,138,724
Empire Bancorp, Inc., 7.375%, 12/17/2025 (b)(e)	4,500,000	4,708,401
FedNat Holding Co., 7.500%, 3/15/2029 (b)	2,000,000	2,150,695
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (a)	2,000,000	2,088,032
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(b)	5,000,000	5,165,148
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (a)	2,000,000	2,099,417
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (a)	1,000,000	1,082,713
First Charter Capital Trust, 3.584% (3 Month LIBOR USD + 1.690%), 9/15/2035 (a)
(e)	4,000,000	3,752,010
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	4,500,000	5,157,091
First National of Nebraska, Inc.,
4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(b)	1,250,000	1,276,305
First NBC Bank Holding Co., 5.750%, 2/18/2025 (e)(m)(n)	13,500,000	2,025,000
First Priority Bank, 7.000%, 11/30/2025 (b)	3,000,000	3,096,041
Flagstar Bancorp, Inc., 6.125%, 7/15/2021	4,600,000	4,797,596
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026
(a)	2,000,000	2,057,972
HCMC II LLC, 5.750%, 5/5/2038 (b)	8,500,000	8,500,000
Hildene Collateral Management Co., LLC 5.500%, 12/28/2042 (b)	1,756,211	1,864,884
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.575%), 4/15/2027 (a)	950,000	985,758
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (a)	1,500,000	1,547,452
Jacksonville Bancorp, Inc., 5.644% (3 Month LIBOR USD + 3.750%), 9/15/2038 (a)
(b)	1,200,000	1,197,467
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)
(b)	1,000,000	1,034,513
JPMorgan Chase & Co., 2.409% (3 Month LIBOR USD + 0.500%), 2/1/2027 (a)	6,673,000	6,378,287
JPMorgan Chase & Co., 2.911% (3 Month LIBOR USD + 0.950%), 9/30/2034 (a)	3,400,000	3,162,561

KeyCorp Capital I, 2.649% (3 Month LIBOR USD + 0.740%), 7/1/2028 (a)	5,000,000	4,666,575
Kingstone Cos, Inc., 5.500%, 12/30/2022	4,200,000	4,291,038
Luther Burbank Corp., 6.500%, 9/30/2024 (b)	9,800,000	10,440,193

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (a)	$ 1,250,000	$ 1,288,832
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (b)	1,500,000	1,534,792
Marquis Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.760%), 10/30/2026 (a)(b)
(e)	4,000,000	4,134,395
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.545%), 7/1/2026 (a)
(b)	1,500,000	1,541,859
Metropolitan Bank Holding Corp.,
6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(b)	1,000,000	1,037,083
Midland States Bancorp, Inc., 5.000% (SOFR + 3.610%), 9/30/2029 (a)	750,000	768,469
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (b)	1,000,000	1,045,418
MM Finished Lots Holdings LLC, 7.250%, 1/31/2024 (b)	352,019	352,899
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (b)	900,000	917,590
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 7/1/2021	2,673,000	2,679,348
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(b)	1,800,000	1,828,656
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (a)(b)	1,000,000	1,023,752
Noah Bank, 9.000%, 4/17/2025 (e)	4,500,000	4,665,575
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(b)	1,000,000	1,015,000
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (b)	3,900,000	4,075,267
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (b)	5,000,000	5,438,348
Orrstown Financial Services, Inc.,
6.000% (3 Month LIBOR USD + 3.160%), 12/30/2028 (a)	2,000,000	2,086,529
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (a)	1,650,000	1,684,317
Pacific Premier Bancorp, Inc., 4.875% (3 Month LIBOR USD + 2.500%),
5/15/2029 (a)	1,000,000	1,031,646
Plaza Bancorp, 7.125%, 6/26/2025 (b)	5,000,000	5,195,607
Preferred Pass-Through Trust, 4.558%, 12/29/2049 (b)(o)	1,000,000	830,000
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(b)	4,000,000	4,079,067
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (b)	1,500,000	1,592,630
Revere Bank, 5.625% (3 Month LIBOR USD + 4.409%), 9/30/2026 (a)	4,500,000	4,628,038
Southcoast Capital, 3.585%, 9/30/2035 (e)	4,000,000	3,320,000
Sterling Bancorp, 4.000% (SOFR + 2.530%), 12/30/2029 (a)	4,000,000	4,084,185
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(b)	2,050,000	2,101,430
SunTrust Capital I, 2.580% (3 Month LIBOR USD + 0.670%), 5/15/2027 (a)	3,000,000	2,860,005
SunTrust Capital III, 2.544% (3 Month LIBOR USD + 0.650%), 3/15/2028 (a)	5,330,000	5,075,839
Synovus Financial Corp., 5.750% (3 Month LIBOR USD + 4.182%), 12/15/2025 (a)	5,021,000	5,166,182
TIAA FSB Holdings, Inc., 3.862%, 1/7/2035 (e)	5,000,000	4,600,000
Tri-County Financial Group, Inc.,
7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (a)(e)	4,500,000	4,649,047
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (b)	6,500,000	6,741,815
Trinity Capital, Inc., 7.000%, 1/16/2025 (b)(e)	320,000	8,000,000
United Insurance Holdings Corp., 6.250%, 12/15/2027	2,670,000	2,796,292
Wachovia Capital Trust II, 2.331% (3 Month LIBOR USD + 0.500%), 1/15/2027 (a)	11,500,000	10,905,852
WSFS Cap Trust, 3.677%, 6/1/2035 (b)(e)	4,000,000	3,600,000
Your Community Bank, 6.250% (3 Month LIBOR USD + 4.590%), 12/15/2025 (a)	4,000,000	4,067,617
ZAIS Group LLC, 7.000%, 11/15/2023 (b)	1,700,000	1,772,336
		272,193,547
Real Estate Investment Trust – 0.19%
Ready Capital Corp., 6.500%, 4/30/2021	228,000	5,829,960

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Ready Capital Corp., 6.200%, 7/30/2026	$320,000	$8,608,000
		14,437,960

TOTAL CORPORATE OBLIGATIONS
(Cost – $291,858,869)		286,631,507
Investment Companies – 1.95%	Shares
Affiliated Mutual Funds – 1.95%
Angel Oak Financials Income Fund, Institutional Class	4,012,698	38,441,648
Angel Oak High Yield Opportunities Fund, Institutional Class	2,933,423	34,350,384
Angel Oak Ultrashort Income Fund, Institutional Class	7,746,187	78,391,417
TOTAL INVESTMENT COMPANIES
(Cost – $149,489,770)		151,183,449

Preferred Stocks – 0.14%
Financial – 0.06%
Morgan Stanley	130,497	3,017,090
TriState Capital Holdings, Inc.	40,000	1,064,000
Wells Fargo & Co.	23,990	609,826
		4,690,916
Real Estate Investment Trust – 0.08%
AGNC Investment Corp.	240,000	6,228,000
TOTAL PREFERRED STOCKS
(Cost – $10,481,416)		10,918,916

Residential Mortgage-Backed Securities – 70.09%	Principal
	Amount
Accredited Mortgage Loan Trust, Series 2005-4, Class M1,
2.061% (1 Month LIBOR USD + 0.400%), 12/25/2035 (a)	$1,128,000	1,122,022
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 4.161%, 7/25/2035 (j)	565,168	568,253
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21,
1.891% (1 Month LIBOR USD + 0.230%), 9/25/2035 (a)	5,074	5,140
Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1,
2.181% (1 Month LIBOR USD + 0.520%), 1/25/2036 (a)	3,350,319	3,278,377
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 4.066%, 2/25/2036 (j)	8,200,705	7,586,243
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 3.929%, 3/25/2036 (j)	2,207,547	2,075,666
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 4.143%, 3/25/2036 (j)	1,095,891	935,039
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2,
1.781% (1 Month LIBOR USD + 0.120%), 8/25/2036 (a)	15,936,711	10,120,847
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11,
1.841% (1 Month LIBOR USD + 0.180%), 8/25/2036 (a)	489,316	337,506
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1,
1.811% (1 Month LIBOR USD + 0.150%), 3/25/2037 (a)	1,071,034	1,096,720
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A22,
1.891% (1 Month LIBOR USD + 0.230%), 3/25/2037 (a)	5,294,389	4,089,137
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 4.276%, 3/25/2037 (j)	610,096	612,239

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 4.438%, 6/25/2037 (j)		$ 3,085,664	$ 3,041,063
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.438%, 6/25/2037 (j)		3,289,369	3,026,772
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.250%,
6/25/2037 (p)		535,556	471,239
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1,
1.851%	(1 Month LIBOR USD + 0.190%), 5/25/2046 (a)	35,371,778	32,501,004
American Home Mortgage Assets Trust, Series 2006-1, Class 1A1,
1.871%	(1 Month LIBOR USD + 0.210%), 5/25/2046 (a)	14,424,690	13,422,895
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 1.881%,
5/25/2046 (j)(l)		36,906,788	3,116,520
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1,
3.105%	(12 Month US Treasury Average + 0.960%), 9/25/2046 (a)	1,623,553	1,574,198
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12,
1.871%	(1 Month LIBOR USD + 0.210%), 10/25/2046 (a)	17,101,426	12,093,906
American Home Mortgage Assets Trust, Series 2006-3, Class 1A1,
3.115%	(12 Month US Treasury Average + 0.970%), 10/25/2046 (a)	1,685,442	1,660,361
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.741%,
12/25/2046 (j)(l)		103,587,575	7,863,747
American Home Mortgage Assets Trust, Series 2007-1, Class A1,
2.845%	(12 Month US Treasury Average + 0.700%), 2/25/2047 (a)(k)	60,054,102	38,379,075
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 2.132%,
6/25/2047 (l)		35,306,623	2,875,124
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4A,
5.883%, 9/25/2035 (p)		5,943,482	5,004,733
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1,
3.659%	(6 Month LIBOR USD + 1.750%), 12/25/2036 (a)	6,702,949	6,298,366
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2,
6.750%, 12/25/2036 (p)		6,361,324	3,077,183
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1,
2.308%	(1 Month LIBOR USD + 0.600%), 9/25/2045 (a)	9,696,960	9,597,993
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1,
4.848%	(1 Month LIBOR USD + 3.140%), 9/25/2045 (a)	704,810	629,397
American Home Mortgage Investment Trust, Series 2006-2, Class 1A2,
1.981%	(1 Month LIBOR USD + 0.320%), 6/25/2046 (a)	11,252,306	5,149,168
American Home Mortgage Investment Trust, Series 2006-3, Class 11A1,
2.021%	(1 Month LIBOR USD + 0.360%), 12/25/2046 (a)	16,179,630	16,173,207
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1,
1.891%	(1 Month LIBOR USD + 0.230%), 3/25/2047 (a)	6,228,560	4,178,479
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A,
1.952%	(1 Month LIBOR USD + 0.160%), 5/25/2047 (a)	26,497,234	20,347,994
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C,
1.982%	(1 Month LIBOR USD + 0.190%), 5/25/2047 (a)	35,959,361	24,100,970
Bank of America Alternative Loan Trust, Series 2005-7, Class 3CB1, 6.000%,
8/25/2035		2,783,988	2,701,902
Bank of America Alternative Loan Trust, Series 2005-8, Class 1CB3,
1.911%	(1 Month LIBOR USD + 0.250%), 9/25/2035 (a)	5,240,298	4,980,568
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%,
11/25/2035		709,616	723,564
Bank of America Alternative Loan Trust, Series 2005-12, Class 3CB1, 6.000%,
1/25/2036		6,103,609	6,116,646
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%,
10/25/2036 (j)		4,500,697	2,549,829

Bank of America Alternative Loan Trust, Series 2006-7, Class A6, 5.859%,
10/25/2036 (p)	4,934,418	2,800,796
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 5.998%,
10/25/2036 (p)	13,243,561	7,775,083
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO,
0.000%, 1/25/2037 (d)	276,613	178,934

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bank of America Alternative Loan Trust, Series 2007-1, Class 3A16,
2.261% (1 Month LIBOR USD + 0.600%), 4/25/2037 (a)	$ 4,165,214	$ 3,362,394
Bank of America Funding Trust, Series 2009-R14, Class 2A,
11.603% (-2 x 1 Month LIBOR USD + 15.013%), 7/26/2035 (a)(b)(q)	469,143	527,983
Bank of America Funding Trust, Series 2005-F, Class 4A1, 4.186%, 9/20/2035 (j)	3,822,866	3,673,343
Bank of America Funding Trust, Series 2007-C, Class 4A2, 4.122%, 5/20/2036 (j)	1,546,280	1,578,322
Bank of America Funding Trust, Series 2006-H, Class 6A1,
1.844% (1 Month LIBOR USD + 0.190%), 10/20/2036 (a)	11,995,274	10,806,662
Bank of America Funding Trust, Series 2007-2, Class TA4,
2.061% (1 Month LIBOR USD + 0.400%), 3/25/2037 (a)	8,637,184	7,562,208
Bank of America Funding Trust, Series 2007-2, Class 1A16,
2.261% (1 Month LIBOR USD + 0.600%), 3/25/2037 (a)	4,316,353	3,514,340
Bank of America Funding Trust, Series 2014-R1, Class A2,
1.858% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(b)	8,375,524	7,409,558
Bank of America Funding Trust, Series 2007-A, Class 2A1,
1.814% (1 Month LIBOR USD + 0.160%), 2/20/2047 (a)	3,576,155	3,568,287
Bank of America Funding Trust, Series 2007-A, Class 2A5,
1.884% (1 Month LIBOR USD + 0.230%), 2/20/2047 (a)	2,200,055	2,156,505
Bank of America Funding Trust, Series 2007-B, Class A1,
1.864% (1 Month LIBOR USD + 0.210%), 4/20/2047 (a)	5,452,030	5,086,984
Bank of America Funding Trust, Series 2007-C, Class 7A4,
1.874% (1 Month LIBOR USD + 0.220%), 5/20/2047 (a)(i)	3,817,385	3,695,859
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	1,827,667	1,794,372
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO,
0.000%, 12/28/2035 (d)	646,320	576,436
BCAP LLC, Series 2013-RR1, Class 6A2, 4.125%, 5/28/2036 (b)(j)	5,317,559	4,535,639
BCAP LLC Trust, Series 2013-RR7, Class 4A3, 4.074%, 12/27/2034 (b)(j)	9,013,000	9,022,545
BCAP LLC Trust, Series 2012-RR1, Class 3A4, 5.500%, 10/26/2035 (b)(j)	2,463,390	2,350,616
BCAP LLC Trust, Series 2010-RR6, Class 1410, 4.112%, 12/27/2035 (b)(j)	8,027,313	6,872,520
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 2.072%, 2/26/2036 (b)(j)	3,055,975	2,452,154
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 3.890%, 5/28/2036 (b)(j)	3,186,801	3,000,743
BCAP LLC Trust, Series 2006-AA2, Class A1,
1.831% (1 Month LIBOR USD + 0.170%), 1/25/2037 (a)	12,784,307	12,437,533
BCAP LLC Trust, Series 2012-RR11, Class 1A2, 1.962%, 1/27/2037 (b)(j)	1,652,070	1,563,451
BCAP LLC Trust, Series 2010-RR9, Class 7A2, 2.876%, 1/28/2037 (b)(j)	10,246,910	9,916,878
BCAP LLC Trust, Series 2007-AA3, Class 1A1A,
1.871% (1 Month LIBOR USD + 0.210%), 4/25/2037 (a)	2,234,947	2,236,299
BCAP LLC Trust, Series 2008-IND1, Class A1,
2.861% (1 Month LIBOR USD + 1.200%), 10/25/2047 (a)(k)	28,611,461	28,097,427
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1,
4.267%, 8/25/2035 (j)	4,090,955	3,872,989
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1,
3.775%, 2/25/2036 (j)	392,615	383,494
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1,
4.237%, 7/25/2036 (j)	920,887	921,106
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 2A1,
4.247%, 7/25/2036 (j)	3,968,688	3,933,720
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 3.566%, 6/25/2034 (j)	803,996	818,611
Bear Stearns ALT-A Trust, Series 2005-5, Class 22A1, 3.855%, 7/25/2035 (j)	2,579,928	2,528,242

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 4.076%, 7/25/2035 (j)		$ 1,434,299	$ 1,443,741
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 4.015%, 9/25/2035 (j)(k)		21,571,189	19,164,664
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 4.267%, 9/25/2035 (j)		5,091,479	4,997,771
Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class A2,
2.061%	(1 Month LIBOR USD + 0.400%), 11/25/2034 (a)	1,758,904	1,644,468
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2,
2.661%	(1 Month LIBOR USD + 1.000%), 8/25/2035 (a)	2,222,967	1,969,320
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A,
1.911%	(1 Month LIBOR USD + 0.250%), 5/25/2037 (a)	44,774	44,244
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%,
10/25/2037		2,565,117	1,938,454
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1,
1.871%	(1 Month LIBOR USD + 0.210%), 7/25/2036 (a)	1,078,702	1,060,629
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1,
1.841%	(1 Month LIBOR USD + 0.180%), 10/25/2036 (a)(k)	34,544,163	33,082,979
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1,
1.821%	(1 Month LIBOR USD + 0.160%), 1/25/2037 (a)	7,883,101	7,896,573
BRAVO Residential Funding Trust, Series 2019-NQM1, Class M1, 2.997%,
7/25/2059 (b)(j)		5,025,000	5,052,271
BRAVO Residential Funding Trust, Series 2019-NQM1, Class B1, 4.006%,
7/25/2059 (b)(j)		4,782,000	4,797,317
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3, 3.185%, 7/25/2049 (b)(p)		12,619,868	12,728,966
Bunker Hill Loan Depositary Trust, Series 2019-2, Class M1, 3.671%, 7/25/2049 (b)(p)		15,232,000	15,453,991
Bunker Hill Loan Depositary Trust, Series 2019-3, Cass M1, 3.269%, 11/25/2059 (b)
(p)		14,779,000	14,871,797
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.000%, 11/25/2044 (b)(j)		10,848,777	11,004,891
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A11,
2.611%	(1 Month LIBOR USD + 0.950%), 4/25/2049 (a)(b)	9,598,309	9,706,126
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11,
2.561%	(1 Month LIBOR USD + 0.900%), 8/25/2049 (a)(b)	6,557,704	6,589,508
Chase Mortgage Finance Corp., Series 2019-1, Class A15, 3.500%, 3/25/2050 (b)(j)		14,266,868	14,549,509
Chase Mortgage Finance Trust, Series 2006-S2, Class 2A6, 6.000%, 10/25/2036		1,069,387	794,192
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037		1,548,276	1,259,857
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035		2,303,889	2,004,955
ChaseFlex Trust, Series 2007-1, Class 2A10,
2.161%	(1 Month LIBOR USD + 0.500%), 2/25/2037 (a)	2,788,436	1,328,249
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037		1,935,221	1,576,220
ChaseFlex Trust, Series 2007-2, Class A1,
1.941%	(1 Month LIBOR USD + 0.280%), 5/25/2037 (a)	3,538,831	3,516,437
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A2,
1.981%	(1 Month LIBOR USD + 0.320%), 5/25/2035 (a)(b)(i)	3,914,085	3,984,742
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1,
1.911%	(1 Month LIBOR USD + 0.250%), 8/27/2035 (a)(b)	2,086,849	2,169,284
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2,
1.951%	(1 Month LIBOR USD + 0.290%), 10/25/2035 (a)(b)(i)	5,199,071	5,440,012
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1,
1.811%	(1 Month LIBOR USD + 0.150%), 1/25/2036 (a)(b)	4,569,829	4,465,930
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2,
1.861%	(1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(b)	5,098,798	4,951,055
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1,
1.861%	(1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(b)	4,260,336	4,274,152
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-2A, Class A1,
1.841%	(1 Month LIBOR USD + 0.180%), 5/25/2036 (a)(b)	4,711,490	4,549,283

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2,
1.891%	(1 Month LIBOR USD + 0.230%), 7/25/2036 (a)(b)	$ 7,786,080	$ 7,908,174
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO,
0.408%, 4/25/2037 (b)(j)(e)(l)		31,867,507	516,158
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A1,
1.871%	(1 Month LIBOR USD + 0.210%), 10/25/2046 (a)(b)	1,451,743	1,498,411
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A2,
1.941%	(1 Month LIBOR USD + 0.280%), 10/25/2046 (a)(b)	9,631,406	9,664,606
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1,
1.811%	(1 Month LIBOR USD + 0.150%), 12/25/2046 (a)(b)	5,731,598	5,938,950
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1,
1.791%	(1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(b)	16,015,735	16,491,434
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2,
1.841%	(1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(b)	9,151,212	8,380,177
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1,
1.791%	(1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(b)	1,620,998	1,579,726
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2,
1.841%	(1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(b)	3,417,667	2,974,143
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1,
1.791%	(1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(b)	10,214,492	10,345,033
Citicorp. Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (d)		37,959	30,347
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A2,
1.821%	(1 Month LIBOR USD + 0.160%), 1/25/2037 (a)	6,767,534	6,172,783
Citigroup Mortgage Loan Trust, Series 2009-5, Class 10A1,
2.042%	(1 Month LIBOR USD + 0.250%), 2/25/2037 (a)(b)	2,307,916	833,220
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 3.538%, 3/25/2037 (i)(j)		4,541,952	4,235,915
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1,
2.461%	(1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(b)	3,880,582	3,716,053
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2, 4.513%, 8/25/2035 (j)		886,860	928,429
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 22A3, 6.000%, 10/25/2035		2,959,559	2,324,142
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 2A2A, 4.660%,
11/25/2035 (j)		2,767,018	2,529,467
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 2A1,
1.992%	(1 Month LIBOR USD + 0.200%), 4/25/2038 (a)(b)	1,022,574	1,043,186
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5,
2.311%	(1 Month LIBOR USD + 0.650%), 9/25/2036 (a)	2,598,403	2,202,295
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%,
11/25/2036 (d)		96,963	61,134
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9,
2.311%	(1 Month LIBOR USD + 0.650%), 12/25/2036 (a)	7,413,308	5,936,710
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%,
12/25/2036 (j)		3,858,419	3,859,249
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A2,
2.211%	(1 Month LIBOR USD + 0.550%), 1/25/2037 (a)	13,259,951	11,380,114
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%,
3/25/2037 (d)		161,543	95,677
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2,
2.261%	(1 Month LIBOR USD + 0.600%), 3/25/2037 (a)	4,299,771	3,708,462
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%,
4/25/2037 (d)		228,369	141,978
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9,
2.261%	(1 Month LIBOR USD + 0.600%), 4/25/2037 (a)	2,708,330	2,211,590

CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3,
2.161% (1 Month LIBOR USD + 0.500%), 5/25/2037 (a)	7,251,045	5,907,317

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1,
2.261%	(1 Month LIBOR USD + 0.600%), 6/25/2037 (a)	$ 2,991,053	$ 2,449,951
COLT Mortgage Loan Trust, Series 2018-1, Class B1, 4.362%, 2/25/2048 (b)(j)		3,761,000	3,784,273
COLT Mortgage Loan Trust, Series 2018-2, Class M1, 4.189%, 7/27/2048 (b)(j)		2,191,723	2,204,891
COLT Mortgage Loan Trust, Series 2020-1, Class A3, 2.897%, 2/25/2050 (b)(j)		10,745,000	10,792,772
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2,
4.061%	(1 Month LIBOR USD + 2.400%), 4/25/2031 (a)(b)	2,467,441	2,502,437
Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2,
4.111%	(1 Month LIBOR USD + 2.450%), 7/25/2031 (a)(b)	9,750,000	9,924,769
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2,
3.961%	(1 Month LIBOR USD + 2.300%), 8/25/2031 (a)(b)	16,447,395	16,628,776
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2,
3.811%	(1 Month LIBOR USD + 2.150%), 9/25/2031 (a)(b)	19,740,000	19,957,377
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2,
3.761%	(1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(b)	20,406,899	20,618,212
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1M2,
3.661%	(1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(b)	11,949,252	12,083,394
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2,
3.761%	(1 Month LIBOR USD + 2.100%), 10/25/2039 (a)(b)	3,576,284	3,623,387
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2,
3.742%	(1 Month LIBOR USD + 2.050%), 1/25/2040 (a)(b)	7,300,000	7,395,864
CountryWide Alternative Loan Trust, Series 2004-J10, Class 1A3, 4.250%, 10/25/2034		29,744	30,031
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2,
2.061%	(1 Month LIBOR USD + 0.400%), 2/25/2035 (a)	1,116,416	1,047,626
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035		627,666	625,951
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 1.276%, 6/25/2035 (e)
(j)(l)		27,821,864	1,378,045
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.369%,
7/20/2035 (e)(j)(l)		16,955,269	483,700
CountryWide Alternative Loan Trust, Series 2005-24, Class 4A1,
1.883%	(1 Month LIBOR USD + 0.230%), 7/20/2035 (a)	6,506,804	6,530,150
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A,
3.455%	(12 Month US Treasury Average + 1.310%), 7/20/2035 (a)	936,983	900,989
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7,
1.961%	(1 Month LIBOR USD + 0.300%), 7/25/2035 (a)(k)	7,557,137	6,386,121
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 0.369%,
8/25/2035 (e)(j)(l)		33,416,193	1,201,646
CountryWide Alternative Loan Trust, Series 2005-J12, Class 2A1,
2.201%	(1 Month LIBOR USD + 0.540%), 8/25/2035 (a)	7,377,355	5,172,492
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 2.901%,
8/25/2035 (j)		1,155,369	1,036,599
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.991%,
8/25/2035 (j)		865,811	874,188
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035		918,450	788,094
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 1.159%, 9/25/2035 (e)
(j)(l)		86,665,669	2,902,953
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 1.400%,
9/25/2035 (e)(j)(l)		5,207,933	312,367
CountryWide Alternative Loan Trust, Series 2005-41, Class 1A1,
1.991%	(1 Month LIBOR USD + 0.330%), 9/25/2035 (a)	846,814	770,340
CountryWide Alternative Loan Trust, Series 2005-37T1, Class A5,
2.111%	(1 Month LIBOR USD + 0.450%), 9/25/2035 (a)	8,576,624	6,697,572

CountryWide Alternative Loan Trust, Series 2005-42CB, Class A4,
2.341% (1 Month LIBOR USD + 0.680%), 10/25/2035 (a)	2,231,030	1,777,446
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 1.001%,
11/20/2035 (e)(j)(l)	21,482,174	1,331,616
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 1.288%,
11/20/2035 (e)(j)(l)	27,087,794	1,642,712

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 1.925%, 11/20/2035 (e)
(j)(l)	$32,325,319	$ 2,643,468
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 1.135%, 11/25/2035 (e)
(j)(l)	35,966,561	2,172,021
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1,
1.951% (1 Month LIBOR USD + 0.290%), 11/25/2035 (a)	438,873	390,252
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4,
2.061% (1 Month LIBOR USD + 0.400%), 11/25/2035 (a)	4,798,409	3,364,707
CountryWide Alternative Loan Trust, Series 2005-63, Class 3A1, 3.613%, 11/25/2035 (j)	3,186,400	3,063,673
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1,
2.181% (1 Month LIBOR USD + 0.520%), 12/25/2035 (a)	2,414,239	2,393,597
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035	6,242,590	5,935,730
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	2,567,836	2,350,450
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	2,075,297	1,918,564
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 1.226%, 5/25/2036 (e)
(j)(l)	27,695,691	1,751,891
CountryWide Alternative Loan Trust, Series 2006-24CB, Class A5,
2.261% (1 Month LIBOR USD + 0.600%), 8/25/2036 (a)	5,583,126	3,716,681
CountryWide Alternative Loan Trust, Series 2006-19CB, Class A9,
2.361% (1 Month LIBOR USD + 0.700%), 8/25/2036 (a)	2,980,815	2,070,134
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15,
6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (a)	848,800	696,039
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13,
1.961% (1 Month LIBOR USD + 0.300%), 10/25/2036 (a)	2,441,460	1,634,553
CountryWide Alternative Loan Trust, Series 2006-OC8, Class 2A3,
1.911% (1 Month LIBOR USD + 0.250%), 11/25/2036 (a)	18,104,999	16,763,020
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	929,580	858,158
CountryWide Alternative Loan Trust, Series 2006-36T2, Class 1A4, 5.750%, 12/25/2036	8,888,631	6,163,750
CountryWide Alternative Loan Trust, Series 2006-40T1, Class 1A5, 6.000%, 1/25/2037	830,773	747,131
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	3,642,814	2,531,533
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 1.210%, 3/20/2046 (l)	17,918,531	777,987
CountryWide Alternative Loan Trust, Series 2006-OA7, Class 1X, 0.661%, 6/25/2046 (e)
(j)(l)	24,357,042	548,131
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB,
0.513%, 8/25/2046 (e)(j)(l)	36,267,930	1,868,741
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP,
0.698%, 8/25/2046 (e)(j)(l)	22,062,176	790,333
CountryWide Alternative Loan Trust, Series 2006-OA17, Class 2A1,
2.535% (11th District Cost of Funds Index + 1.500%), 12/20/2046 (a)	2,289,433	2,025,335
CountryWide Alternative Loan Trust, Series 2007-OA3, Class 1A1,
1.801% (1 Month LIBOR USD + 0.140%), 4/25/2047 (a)	6,470,968	6,217,979
CountryWide Alternative Loan Trust, Series 2007-HY7C, Class A4,
1.891% (1 Month LIBOR USD + 0.230%), 8/25/2047 (a)	982,667	940,699
CountryWide Alternative Loan Trust, Series 2007-20, Class A1,
2.161% (1 Month LIBOR USD + 0.500%), 8/25/2047 (a)	4,516,900	2,590,401
CountryWide Alternative Loan Trust, Series 2007-OA10, Class X, 2.000%, 9/25/2047 (j)
(l)	3,637,009	298,595
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A,
1.204%, 12/20/2035 (b)(e)(j)(l)	21,046,835	1,040,703
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A,
1.324%, 12/20/2035 (b)(j)(l)	70,204,243	3,272,922
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X,
0.627%, 2/25/2035 (e)(j)(l)	22,191,505	668,719

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3,
2.401% (1 Month LIBOR USD + 0.740%), 2/25/2035 (a)	$ 2,273,438	$ 2,234,992
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X,
0.857%, 3/25/2035 (e)(j)(l)	1,564,541	58,515
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X,
1.389%, 3/25/2035 (e)(j)(l)	14,080,889	541,804
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X,
1.704%, 3/25/2035 (e)(j)(l)	6,284,972	442,927
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1,
2.301% (1 Month LIBOR USD + 0.640%), 3/25/2035 (a)	1,277,828	1,226,010
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2,
2.978%, 3/25/2035 (j)	5,768,988	5,453,701
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X,
1.295%, 4/25/2035 (e)(j)(l)	11,311,196	248,892
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1,
6.000%, 5/25/2036	2,538,412	2,399,911
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X,
0.185%, 7/25/2036 (e)(j)(l)	38,165,524	245,939
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1,
6.000%, 5/25/2037	1,775,376	1,456,318
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3,
5.750%, 6/25/2037	1,059,787	893,540
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1,
2.311% (1 Month LIBOR USD + 0.650%), 7/25/2037 (a)	6,121,223	2,627,798
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-18, Class 2A1,
6.500%, 11/25/2037	2,476,265	1,683,481
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-8, Class 1A12,
5.875%, 1/25/2038	3,914,493	3,285,661
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 2A1,
5.250%, 8/25/2035	11,180,267	8,752,751
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A2,
2.011% (1 Month LIBOR USD + 0.350%), 10/25/2035 (a)	1,410,300	1,268,461
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12,
5.500%, 11/25/2035	3,463,972	3,033,549
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A2,
3.547%, 8/26/2058 (b)	28,459,150	27,970,848
Credit Suisse Mortgage Trust, Series 2015-6R, Class 1A2, 4.317%, 7/27/2035 (b)(j)	6,761,752	5,602,423
Credit Suisse Mortgage Trust, Series 2010-20R, Class 5A4, 3.500%, 9/27/2035 (b)(j)	6,724,792	6,947,974
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1,
2.273% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(b)	391,142	390,103
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A1,
2.361% (1 Month LIBOR USD + 0.700%), 5/25/2036 (a)	2,416,940	1,649,960
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A3, 6.000%, 5/25/2036	1,579,813	1,429,099
CSMC Mortgage-Backed Trust, Series 2006-9, Class 2A1, 5.500%, 11/25/2036	696,813	651,618
CSMC Series, Series 2019-NQM1, Class M1, 3.388%, 10/25/2059 (b)(j)	7,710,200	7,764,187
CSMC Series, Series 2019-NQM1, Class B1, 3.890%, 10/25/2059 (b)(j)	4,897,425	4,932,784
CSMC Trust, Series 2019-AFC1, Class A3, 2.877%, 8/25/2049 (b)(p)	5,013,367	5,081,864
CSMC Trust, Series 2019-AFC1, Class M1, 3.061%, 8/25/2049 (b)(j)	11,155,839	11,310,448
CSMC Trust, Series 2019-AFC1, Class B1, 4.065%, 8/25/2049 (b)(j)	6,465,143	6,514,879

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
CSMC Trust, Series 2018-RPL3, 3.382%, 7/25/2050 (b)(e)	$14,579,539	$13,925,107
CSMC Trust, Series 2018-RPL8, Class A2, 4.192%, 7/25/2058 (b)(j)	17,000,000	17,360,485
CSMC Trust, Series 2019-RPL8, Class A2, 4.197%, 10/25/2058 (b)(p)	25,513,550	25,489,593
CSMC Trust, Series 2019-RPL9, Class A2, 3.036%, 10/25/2059 (b)(p)	37,699,800	36,820,829
CSMC Trust, Series 2019-NQM1, Class A3, 3.064%, 10/25/2059 (b)(p)	7,561,048	7,601,440
CSMC Trust, Series 2019-RPL10, Class A2, 7.050%, 12/25/2059 (b)(p)	30,776,200	30,059,946
CSMC Trust, Series 2018-RPL2, Class A2, 4.315%, 8/25/2062 (b)(j)	24,800,000	25,236,158
CSMCM Trust, Series 2018-RPL1, Class CERT, 3.289%, 7/25/2057 (b)(e)	17,702,551	16,297,234
CSMCM Trust, Series 2018-SP3, Class CERT, 3.622%, 9/25/2058 (b)	19,173,136	18,860,135
Deephaven Residential Mortgage Trust, Series 2017-1A, Class M1, 4.498%,
12/26/2046 (b)(j)	3,250,000	3,283,810
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A3, 2.708%,
6/25/2047 (b)(j)	958,821	983,918
Deephaven Residential Mortgage Trust, Series 2017-2A, Class M1, 3.897%,
6/25/2047 (b)(j)	5,077,154	5,144,035
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%,
6/25/2047 (b)(j)	6,050,570	6,058,696
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%,
10/25/2047 (b)(j)	1,188,906	1,204,191
Deephaven Residential Mortgage Trust, Series 2017-3A, Class M1, 3.511%,
10/25/2047 (b)(j)	3,830,165	3,847,297
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1, 4.814%,
10/25/2047 (b)(j)	1,729,894	1,738,249
Deephaven Residential Mortgage Trust, Series 2018-2A, Class M1, 4.375%,
4/25/2058 (b)(j)	2,628,524	2,653,737
Deephaven Residential Mortgage Trust, Series 2018-2A, Class B1, 4.776%,
4/25/2058 (b)(j)	3,178,762	3,199,809
Deephaven Residential Mortgage Trust, Series 2018-4A, Class B2, 6.125%,
10/25/2058 (b)(j)	6,710,000	6,912,494
Deephaven Residential Mortgage Trust, Series 2019-1A, Class B1, 5.252%,
1/25/2059 (b)(j)	7,162,000	7,316,728
Deephaven Residential Mortgage Trust, Series 2019-1A, Class B2, 6.037%,
1/25/2059 (b)(j)	5,500,000	5,611,425
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B1, 4.258%,
7/25/2059 (b)(j)	3,000,000	3,046,122
Deustche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7,
5.500%, 11/25/2035	399,852	341,034
Deutchse Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A4,
1.796% (1 Month LIBOR USD + 0.135%), 3/25/2037 (a)	1,164,734	1,141,035
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 1A5,
2.161% (1 Month LIBOR USD + 0.500%), 4/25/2035 (a)	566,037	555,404
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1,
1.971% (1 Month LIBOR USD + 0.310%), 8/25/2035 (a)	3,147,829	2,919,388
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR2, Class 2A1,
3.947%, 10/25/2035 (j)	6,186,741	5,896,255
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4,
5.500%, 11/25/2035	2,655,031	2,341,681
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4,
5.500%, 12/25/2035	642,878	648,270
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1,
3.893%, 2/25/2036 (j)	815,337	755,742
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2,
1.781% (1 Month LIBOR USD + 0.120%), 8/25/2036 (a)	4,614,807	4,554,819

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4, Class A2,
1.851%	(1 Month LIBOR USD + 0.190%), 12/25/2036 (a)(k)	20,052,355	12,046,532
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A4,
1.831%	(1 Month LIBOR USD + 0.170%), 2/25/2037 (a)	890,156	882,866
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A6,
1.851%	(1 Month LIBOR USD + 0.190%), 2/25/2037 (a)	2,276,454	2,123,431
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A1,
1.811%	(1 Month LIBOR USD + 0.150%), 3/25/2037 (a)	12,695,480	12,292,868

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A3,
1.821% (1 Month LIBOR USD + 0.160%), 3/25/2037 (a)(k)	$20,684,229	$14,414,632
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4,
1.901% (1 Month LIBOR USD + 0.240%), 3/25/2037 (a)	74,705,946	9,203,997
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class PO,
0.000%, 4/25/2037 (d)	839,420	615,332
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A5,
1.861% (1 Month LIBOR USD + 0.200%), 6/25/2037 (a)	18,370,633	16,663,487
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A4,
2.011% (1 Month LIBOR USD + 0.350%), 6/25/2037 (a)	27,354,027	25,484,762
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A1,
1.781% (1 Month LIBOR USD + 0.120%), 1/25/2047 (a)	12,339,316	12,505,194
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2,
1.841% (1 Month LIBOR USD + 0.180%), 1/25/2047 (a)	639,469	598,960
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA1, Class A1,
1.811% (1 Month LIBOR USD + 0.150%), 2/25/2047 (a)	9,307,147	7,030,033
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-OA1, Class A1,
1.861% (1 Month LIBOR USD + 0.200%), 2/25/2047 (a)	9,689,412	9,178,984
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1B,
1.791% (1 Month LIBOR USD + 0.130%), 8/25/2047 (a)	9,058,941	8,752,486
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A,
1.851% (1 Month LIBOR USD + 0.190%), 8/25/2047 (a)	9,962,267	9,842,640
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 2A1,
1.861% (1 Month LIBOR USD + 0.200%), 8/25/2047 (a)(k)	16,976,331	16,649,826
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A,
1.861% (1 Month LIBOR USD + 0.200%), 8/25/2047 (a)	2,151,083	2,075,933
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class A4,
1.871% (1 Month LIBOR USD + 0.210%), 8/25/2047 (a)	28,337,649	27,949,933
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2D,
5.720%, 2/25/2036 (j)	5,913,197	6,045,032
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1,
5.165%, 6/25/2036 (j)	602,228	605,873
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8,
5.165%, 6/25/2036 (j)	4,997,542	4,981,550
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2,
5.165%, 6/25/2036 (j)	2,679,464	2,690,937
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3,
5.165%, 6/25/2036 (j)	845,469	835,332
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B,
5.165%, 6/25/2036 (p)	586,312	573,316
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A1,
6.250%, 7/25/2036 (j)	309,058	294,103
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B,
6.300%, 7/25/2036 (p)	299,616	282,998
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2,
6.420%, 7/25/2036 (j)	3,088,608	2,937,134
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B,
6.000%, 10/25/2036 (p)	9,382,556	9,267,835

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2009-RS6, Class A2B,
4.031%, 8/25/2037 (b)(j)		$16,865,355	$16,225,146
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1,
3.801%, 6/27/2037 (b)(j)(k)		21,124,751	22,002,822
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045		1	502,240
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 1A1A,
1.844%	(1 Month LIBOR USD + 0.190%), 10/19/2036 (a)	16,817,065	15,188,618
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A,
1.854%	(1 Month LIBOR USD + 0.200%), 10/19/2036 (a)	26,361,478	24,194,037
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A,
1.794%	(1 Month LIBOR USD + 0.140%), 3/19/2037 (a)(k)	49,610,303	46,955,854
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A,
1.794%	(1 Month LIBOR USD + 0.140%), 3/19/2037 (a)(k)	35,405,879	34,120,009
DSLA Mortgage Loan Trust, Series 2004-AR1, Class X2, 1.253%, 9/19/2044 (e)(j)(l)		27,076,534	912,290
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A2A,
2.474%	(1 Month LIBOR USD + 0.820%), 9/19/2044 (a)	1,342,592	1,342,329
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 1.243%, 1/19/2045 (e)(j)(l)		24,381,733	370,968
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045		1,000,000	9,412
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 1.572%, 3/19/2045 (e)(j)(l)		44,488,567	1,126,139
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A,
2.194%	(1 Month LIBOR USD + 0.540%), 3/19/2045 (a)(k)	27,911,936	27,420,100
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A,
1.864%	(1 Month LIBOR USD + 0.210%), 6/19/2045 (a)	7,627,709	7,649,685
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C,
1.874%	(1 Month LIBOR USD + 0.220%), 6/19/2045 (a)	4,179,715	4,093,892
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A,
1.914%	(1 Month LIBOR USD + 0.260%), 8/19/2045 (a)	272,963	245,923
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A,
1.914%	(1 Month LIBOR USD + 0.260%), 8/19/2045 (a)	2,065,541	2,067,256
DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A,
1.984%	(1 Month LIBOR USD + 0.330%), 9/19/2045 (a)	12,677,825	10,938,947
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A,
3.065%	(12 Month US Treasury Average + 0.920%), 3/19/2046 (a)	18,733,712	18,014,169
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLA,
2.411%	(1 Month LIBOR USD + 0.750%), 10/25/2058 (a)(b)	956,738	959,428
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLB,
2.561%	(1 Month LIBOR USD + 0.900%), 10/25/2058 (a)(b)	10,543,628	10,573,277
Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.469%, 11/25/2059 (b)(j)		3,000,000	3,034,320
Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M3,
6.161%	(1 Month LIBOR USD + 4.500%), 2/26/2024 (a)	5,000,000	5,482,595
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3,
5.811%	(1 Month LIBOR USD + 4.150%), 1/27/2025 (a)	2,634,133	2,751,782
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M2,
4.311%	(1 Month LIBOR USD + 2.650%), 3/27/2028 (a)	74,460	74,644
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M3,
6.361%	(1 Month LIBOR USD + 4.700%), 3/27/2028 (a)	6,000,000	6,398,922
Federal Home Loan Mortgage Corp., Series 2015-DNA3, Class M3,
6.361%	(1 Month LIBOR USD + 4.700%), 4/25/2028 (a)	12,800,000	14,225,190

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Federal Home Loan Mortgage Corp., Series 2015-HQA2, Class M2,
4.461%	(1 Month LIBOR USD + 2.800%), 5/25/2028 (a)	$ 423,331	$ 425,906
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M2,
4.411%	(1 Month LIBOR USD + 2.750%), 9/25/2028 (a)	229,618	230,305
Federal Home Loan Mortgage Corp., Series 2016-DNA2, Class M3,
6.311%	(1 Month LIBOR USD + 4.650%), 10/25/2028 (a)	20,472,655	22,058,140
Federal Home Loan Mortgage Corp., Series 2016-HQA2, Class M3,
6.811%	(1 Month LIBOR USD + 5.150%), 11/27/2028 (a)	2,500,000	2,763,215
Federal Home Loan Mortgage Corp., Series 2016-HQA3, Class M3,
5.511%	(1 Month LIBOR USD + 3.850%), 3/26/2029 (a)	3,900,000	4,198,994
Federal Home Loan Mortgage Corp., Series 2017-HQA3, Class M2,
4.011%	(1 Month LIBOR USD + 2.350%), 4/25/2030 (a)	2,765,488	2,834,633
Federal Home Loan Mortgage Corp., Series 2019-DNA1, Class M1,
2.692%	(1 Month LIBOR USD + 0.900%), 1/25/2049 (a)(b)	1,312,843	1,315,235
Federal Home Loan Mortgage Corp., Series 2019-HQA2, Class M2,
3.711%	(1 Month LIBOR USD + 2.050%), 4/26/2049 (a)(b)	10,391,302	10,491,173
Federal Home Loan Mortgage Corp., Series 2019-DNA3, Class M2,
3.711%	(1 Month LIBOR USD + 2.050%), 7/26/2049 (a)(b)	14,500,000	14,634,908
Federal Home Loan Mortgage Corp., Series 2019-HQA4, Class M2,
3.711%	(1 Month LIBOR USD + 2.050%), 11/26/2049 (a)(b)	6,275,434	6,342,023
Federal Home Loan Mortgage Corp., Series 2020-DNA1, Class M2,
3.359%	(1 Month LIBOR USD + 1.700%), 1/25/2050 (a)(b)	19,500,000	19,513,689
Federal Home Loan Mortgage Corp., Series 2020-HQA1, Class M2,
3.735%	(1 Month LIBOR USD + 1.900%), 1/25/2050 (a)(b)(c)	15,000,000	15,079,170
Federal National Mortgage Association, Series 2015-C03, Class 2M2,
6.661%	(1 Month LIBOR USD + 5.000%), 7/25/2025 (a)	2,948,898	3,149,983
Federal National Mortgage Association, Series 2015-C04, Class 2M2,
7.211%	(1 Month LIBOR USD + 5.550%), 4/25/2028 (a)	11,271,451	12,104,636
Federal National Mortgage Association, Series 2016-C01, Class 1M2,
8.411%	(1 Month LIBOR USD + 6.750%), 8/25/2028 (a)	12,698,196	14,131,010
Federal National Mortgage Association, Series 2016-C01, Class M2M,
8.611%	(1 Month LIBOR USD + 6.950%), 8/25/2028 (a)	9,972,492	10,923,130
Federal National Mortgage Association, Series 2016-C05, Class 2M2,
6.111%	(1 Month LIBOR USD + 4.450%), 1/25/2029 (a)	18,933,514	20,082,760
Federal National Mortgage Association, Series 2016-C06, Class 1M1,
2.961%	(1 Month LIBOR USD + 1.300%), 4/25/2029 (a)	944,755	946,910
Federal National Mortgage Association, Series 2016-C07, Class 2M2,
6.011%	(1 Month LIBOR USD + 4.350%), 5/25/2029 (a)	9,576,328	10,111,443
Federal National Mortgage Association, Series 2017-C02, Class 2M1,
2.811%	(1 Month LIBOR USD + 1.150%), 9/25/2029 (a)	194,983	195,114
Federal National Mortgage Association, Series 2017-C02, Class 2M2,
5.311%	(1 Month LIBOR USD + 3.650%), 9/25/2029 (a)	1,150,000	1,216,925
Federal National Mortgage Association, Series 2017-C03, Class 1M2,
4.661%	(1 Month LIBOR USD + 3.000%), 10/25/2029 (a)	7,000,000	7,353,717
Federal National Mortgage Association, Series 2017-C04, Class 2M1,
2.511%	(1 Month LIBOR USD + 0.850%), 11/26/2029 (a)	539,259	540,025
Federal National Mortgage Association, Series 2017-C04, Class 2M2,
4.511%	(1 Month LIBOR USD + 2.850%), 11/26/2029 (a)	5,900,000	6,127,752

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, Series 2017-C06, Class 2M2,
4.461% (1 Month LIBOR USD + 2.800%), 2/25/2030 (a)	$ 1,588,549	$ 1,633,777
Federal National Mortgage Association, Series 2017-C07, Class 2M2,
4.161% (1 Month LIBOR USD + 2.500%), 5/28/2030 (a)	4,553,664	4,647,966
Federal National Mortgage Association, Series 2018-C04, Class 2M2,
4.211% (1 Month LIBOR USD + 2.550%), 12/26/2030 (a)	7,000,000	7,169,463
Federal National Mortgage Association, Series 2018-C06, Class 2B1,
5.761% (1 Month LIBOR USD + 4.100%), 3/25/2031 (a)	2,700,000	2,985,058
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1,
3.816%, 11/25/2035 (j)	2,250,882	2,101,565
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18,
5.500%, 11/25/2035	10,828	9,810
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8,
2.161% (1 Month LIBOR USD + 0.500%), 4/25/2036 (a)	4,814,884	2,723,977
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12,
6.000%, 4/25/2036	285,063	240,334
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1,
3.646%, 5/25/2036 (j)	738,462	686,941
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A3,
6.000%, 7/25/2036	9,469,259	7,997,698
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A13,
6.000%, 7/25/2036	1,830,157	1,466,552
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A2,
6.000%, 7/25/2036	1,778,859	1,425,446
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA5, Class A9,
7.000%, 11/25/2037	11,550,520	7,560,428
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3,
4.594%, 9/25/2035 (j)	84,241	80,444
Flagstar Mortgage Trust, Series 2017-2, Class A13, 3.500%, 10/25/2047 (b)(j)	14,468,353	14,793,240
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2,
2.361% (1 Month LIBOR USD + 0.700%), 10/25/2048 (a)(b)	3,038,811	3,054,497
Flagstar Mortgage Trust, Series 2019-2, Class A11, 3.500%, 12/25/2049 (b)(j)	9,599,744	9,742,540
Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.500%, 12/25/2049 (b)(j)	11,359,590	11,572,980
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A3,
2.134% (1 Month LIBOR USD + 0.480%), 8/19/2034 (a)	3,527	3,539
FWDSecuritization Trust, Series 2019-INV1, Class A3, 3.110%, 6/25/2049 (b)(j)	6,588,528	6,707,938
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (b)(j)	8,996,341	9,247,401
Galton Funding Mortgage Trust, Series 2019-2, Class A32, 3.500%, 6/25/2059 (b)(j)	12,208,413	12,400,634
GCAT Trust, Series 2019-NQM3, Class A3, 3.043%, 11/25/2059 (b)(j)	10,535,471	10,585,694
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 4.008%,
9/19/2035 (j)	199,668	194,756
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.972%, 4/19/2036 (j)	1,184,020	1,124,758
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1,
1.841% (1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	13,213,933	12,716,098
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2,
1.821% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	1,363,874	1,385,158
GreenPoint Mortgage Funding Trust, Series 2007-AR2, Class 2A1,
1.861% (1 Month LIBOR USD + 0.200%), 5/25/2037 (a)	5,384,884	5,393,123
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1,
1.881% (1 Month LIBOR USD + 0.220%), 6/25/2037 (a)	4,652,558	4,658,341

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A,
2.281%	(1 Month LIBOR USD + 0.620%), 10/25/2045 (a)	$ 1,989,509	$ 1,910,989
GreenPoint MTA Trust, Series 2005-AR1, Class X1, 1.701%, 6/25/2045 (e)(j)(l)		11,494,168	489,468
GreenPoint MTA Trust, Series 2005-AR3, Class X1, 1.776%, 8/25/2045 (e)(j)(l)		33,223,513	2,168,266
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ2, Class A6,
4.000%, 11/25/2049 (b)(j)		16,391,668	17,056,350
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class A6,
3.500%, 3/25/2050 (b)(j)		13,720,625	14,060,814
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ1, Class A6,
3.500%, 5/25/2050 (b)(j)		20,000,000	20,529,320
GS Mortgage-Backed Securities Trust, Series 2019-SL1, Class A2, 2.875%,
1/25/2059 (b)(j)		4,500,000	4,506,485
GSAA Home Equity Trust, Series 2005-14, Class 2A2,
1.911%	(1 Month LIBOR USD + 0.250%), 12/25/2035 (a)	2,105,672	1,669,753
GSAA Home Equity Trust, Series 2005-14, Class 2A3,
2.011%	(1 Month LIBOR USD + 0.350%), 12/25/2035 (a)	4,889,395	4,685,468
GSAA Home Equity Trust, Series 2005-15, Class 2A2,
1.911%	(1 Month LIBOR USD + 0.250%), 1/25/2036 (a)	2,629,207	1,642,163
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (j)		11,066,496	5,646,967
GSAA Home Equity Trust, Series 2006-12, Class A3A,
1.911%	(1 Month LIBOR USD + 0.250%), 8/25/2036 (a)	1,679,203	1,028,277
GSAA Home Equity Trust, Series 2006-16, Class A2,
1.831%	(1 Month LIBOR USD + 0.170%), 10/25/2036 (a)	1,777,134	859,344
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (j)		8,061,088	4,498,748
GSAA Home Equity Trust, Series 2006-20, Class 1A2,
1.841%	(1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	13,754,397	7,774,714
GSAA Home Equity Trust, Series 2006-20, Class A4A,
1.891%	(1 Month LIBOR USD + 0.230%), 1/25/2037 (a)	3,584,668	2,444,912
GSAA Home Equity Trust, Series 2007-1, Class 1A2,
1.831%	(1 Month LIBOR USD + 0.170%), 2/25/2037 (a)	2,271,541	1,195,167
GSAA Home Equity Trust, Series 2007-4, Class A2,
1.861%	(1 Month LIBOR USD + 0.200%), 3/25/2037 (a)	1,503,266	770,370
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 5.983%, 3/25/2037 (p)		2,376,115	1,217,136
GSAA Home Equity Trust, Series 2007-5, Class 2A1A,
1.781%	(1 Month LIBOR USD + 0.120%), 5/25/2037 (a)	5,155,096	4,955,042
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (p)		5,868,580	3,938,838
GSAA Home Equity Trust, Series 2007-10, Class A2A, 6.500%, 11/25/2037		2,768,475	2,034,392
GSAA Resecuritization Mortgage Trust, Series 2005-R1, Class 1A1,
2.161%	(1 Month LIBOR USD + 0.500%), 4/25/2035 (a)(b)	1,749,759	1,455,856
GSAA Trust, Series 2007-3, Class 1A1A,
1.731%	(1 Month LIBOR USD + 0.070%), 3/25/2037 (a)	8,108,882	6,133,332
GSMSC Resecuritization Trust, Series 2014-3R, Class 1B,
1.972%	(1 Month LIBOR USD + 0.180%), 11/26/2036 (a)(b)	9,448,986	6,613,818
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2,
1.914%	(1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	5,220,381
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1,
1.914%	(1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	5,341,632
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3,
1.914%	(1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	4,850,511

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4,
1.914%	(1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	$ 5,709,149	$ 3,973,528
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 4.160%, 5/25/2035 (j)		1,454,259	1,491,657
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 4.869%, 5/25/2035 (j)		2,021,100	2,036,539
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1,
2.161%	(1 Month LIBOR USD + 0.500%), 7/25/2035 (a)	1,050,126	1,053,095
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.234%, 10/25/2035 (j)		1,364,814	1,144,128
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036		1,492,020	1,294,927
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036		489,787	416,376
GSR Mortgage Loan Trust, Series 2006-6F, Class 3A1, 6.500%, 7/25/2036		9,152,750	7,173,788
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.819%, 3/25/2037 (j)		8,709,789	8,090,192
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037		11,260,008	10,023,265
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037		518,125	463,354
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1,
1.961%	(1 Month LIBOR USD + 0.300%), 4/25/2037 (a)	6,594,017	2,894,767
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (e)(j)
(l)		3,227,959	42,076
HarborView Mortgage Loan Trust, Series 2004-8, Class 2A4A,
2.454%	(1 Month LIBOR USD + 0.800%), 11/19/2034 (a)	297,908	295,196
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2,
2.434%	(1 Month LIBOR USD + 0.780%), 12/19/2034 (a)	4,108,692	3,881,079
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 1.100%, 1/19/2035 (e)(j)
(l)		9,973,525	209,255
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 0.906%, 3/19/2035 (e)(j)(l)		11,701,070	679,914
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 1.427%, 6/19/2035 (e)(j)
(l)		88,523,700	3,614,777
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 4.317%, 7/19/2035 (j)		1,260,170	1,217,757
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A,
3.645%	(12 Month US Treasury Average + 1.500%), 9/19/2035 (a)	2,829,591	2,670,495
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 0.241%, 10/19/2035 (j)
(l)		12,572,883	514,030
HarborView Mortgage Loan Trust, Series 2005-16, Class 3A1A,
2.154%	(1 Month LIBOR USD + 0.500%), 1/19/2036 (a)	1,450,109	1,197,519
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 0.170%, 2/19/2036 (e)(j)
(l)		21,605,827	331,822
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A,
1.834%	(1 Month LIBOR USD + 0.180%), 11/19/2036 (a)(k)	28,156,938	27,686,013
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A,
1.824%	(1 Month LIBOR USD + 0.170%), 12/19/2036 (a)	3,581,932	3,348,415
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A,
1.844%	(1 Month LIBOR USD + 0.190%), 12/19/2036 (a)(k)	41,379,426	39,930,526
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A13,
1.894%	(1 Month LIBOR USD + 0.240%), 12/19/2036 (a)	1,627,244	1,566,805
HarborView Mortgage Loan Trust, Series 2006-SB1, Class A1A,
2.995%	(12 Month US Treasury Average + 0.850%), 12/19/2036 (a)	9,368,834	9,101,391
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A,
1.804%	(1 Month LIBOR USD + 0.150%), 2/19/2037 (a)	24,611,247	23,547,377
HarborView Mortgage Loan Trust, Series 2007-1, Class 2A1A,
1.784%	(1 Month LIBOR USD + 0.130%), 3/19/2037 (a)	43,777,949	42,638,497
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A,
1.821%	(1 Month LIBOR USD + 0.160%), 4/25/2037 (a)(k)	23,109,169	21,383,769
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A,
1.854%	(1 Month LIBOR USD + 0.200%), 5/19/2037 (a)(k)	37,728,956	37,270,210

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A,
1.844%	(1 Month LIBOR USD + 0.190%), 8/19/2037 (a)	$ 2,686,794	$ 2,682,737
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A,
1.854%	(1 Month LIBOR USD + 0.200%), 8/19/2037 (a)(k)	25,496,686	23,980,474
HarborView Mortgage Loan Trust, Series 2007-5, Class A1A,
1.844%	(1 Month LIBOR USD + 0.190%), 9/19/2037 (a)	6,876,642	6,722,399
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1,
2.792%	(1 Month LIBOR USD + 1.000%), 10/25/2037 (a)	22,763,573	22,248,911
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 1.229%, 8/19/2045 (e)(j)
(l)		16,064,485	544,827
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11,
1.924%	(1 Month LIBOR USD + 0.270%), 10/20/2045 (a)	3,714,392	3,728,990
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11,
4.145%	(12 Month US Treasury Average + 2.000%), 10/20/2045 (a)	5,790,911	5,848,618
HarborView Mortgage Loan Trust, Series 2006-4, Class X1, 1.541%, 5/19/2046 (j)(l)		9,633,621	537,257
HarborView Mortgage Loan Trust, Series 2006-4, Class 1A1A,
1.834%	(1 Month LIBOR USD + 0.180%), 5/19/2046 (a)	30,004,536	18,887,226
HarborView Mortgage Loan Trust, Series 2006-4, Class 2A1A,
1.854%	(1 Month LIBOR USD + 0.200%), 5/19/2046 (a)	15,148,558	10,985,628
HarborView Mortgage Loan Trust, Series 2006-13, Class A,
1.834%	(1 Month LIBOR USD + 0.180%), 11/19/2046 (a)	8,751,502	7,891,142
HomeBanc Mortgage Trust, Series 2005-1, Class A1,
1.911%	(1 Month LIBOR USD + 0.250%), 3/25/2035 (a)	8,350,083	7,732,436
HomeBanc Mortgage Trust, Series 2005-1, Class A2,
1.971%	(1 Month LIBOR USD + 0.310%), 3/25/2035 (a)	331,932	300,984
HomeBanc Mortgage Trust, Series 2005-3, Class A1,
1.901%	(1 Month LIBOR USD + 0.240%), 7/25/2035 (a)(k)	2,046,852	2,071,322
HomeBanc Mortgage Trust, Series 2005-4, Class A2,
1.991%	(1 Month LIBOR USD + 0.330%), 10/25/2035 (a)	906,564	913,623
HomeBanc Mortgage Trust, Series 2005-5, Class A1,
1.921%	(1 Month LIBOR USD + 0.260%), 1/25/2036 (a)	4,494,875	4,527,386
HomeBanc Mortgage Trust, Series 2006-2, Class A1,
1.841%	(1 Month LIBOR USD + 0.180%), 12/25/2036 (a)	817,306	821,994
HomeBanc Mortgage Trust, Series 2006-2, Class A2,
1.881%	(1 Month LIBOR USD + 0.220%), 12/25/2036 (a)	2,041,977	2,052,683
HomeBanc Mortgage Trust, Series 2006-1, Class 3A2, 4.101%, 4/25/2037 (j)		7,545,010	7,081,520
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, 3.766%,
6/25/2048 (b)(j)		1,768,084	1,790,014
Homeward Opportunities Fund I Trust, Series 2018-1, Class A3, 3.999%,
6/25/2048 (b)(j)		707,234	717,092
Homeward Opportunities Fund I Trust, Series 2018-1, Class B1, 5.295%,
6/25/2048 (b)(j)		3,964,213	4,015,522
Homeward Opportunities Fund I Trust, Series 2019-1, Class M1, 3.951%,
1/25/2059 (b)(j)		14,500,000	14,720,183
Homeward Opportunities Fund I Trust, Series 2019-2, Class A3, 3.007%,
9/25/2059 (b)(j)		12,987,374	13,102,481
HSI Asset Loan Obligation Trust, Series 2007-AR1, Class 2A1, 3.991%, 1/25/2037 (j)		862,650	798,914
IMPAC CMB Trust, Series 2004-4, Class 1A1,
2.301%	(1 Month LIBOR USD + 0.640%), 9/25/2034 (a)	3,048,401	3,073,757
IMPAC CMB Trust, Series 2004-6, Class 1A2,
2.441%	(1 Month LIBOR USD + 0.780%), 10/25/2034 (a)	3,533,570	3,555,298
IMPAC CMB Trust, Series 2004-10, Class 3A1,
2.361%	(1 Month LIBOR USD + 0.700%), 3/25/2035 (a)	504,497	489,201

IMPAC CMB Trust, Series 2005-3, Class A3,
2.021% (1 Month LIBOR USD + 0.360%), 8/25/2035 (a)	9,023,312	8,842,042

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
IMPAC CMB Trust, Series 2005-3, Class A1,
2.141%	(1 Month LIBOR USD + 0.480%), 8/25/2035 (a)	$ 9,878,830	$ 9,627,453
IMPAC CMB Trust, Series 2005-6, Class 1A2,
1.941%	(1 Month LIBOR USD + 0.280%), 10/25/2035 (a)	3,090,209	3,062,475
IMPAC CMB Trust, Series 2005-6, Class 1A1,
2.161%	(1 Month LIBOR USD + 0.500%), 10/25/2035 (a)	29,068,757	29,035,735
IMPAC CMB Trust, Series 2005-7, Class A2,
1.941%	(1 Month LIBOR USD + 0.280%), 11/25/2035 (a)	3,007,392	2,819,147
IMPAC CMB Trust, Series 2005-7, Class A1,
2.181%	(1 Month LIBOR USD + 0.520%), 11/25/2035 (a)(k)	25,163,891	24,860,490
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D,
2.091%	(1 Month LIBOR USD + 0.430%), 3/25/2036 (a)	1,073,696	950,546
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B,
1.831%	(1 Month LIBOR USD + 0.170%), 8/25/2036 (a)	11,232,992	9,870,026
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C,
1.941%	(1 Month LIBOR USD + 0.280%), 8/25/2036 (a)	5,164,136	4,498,019
IMPAC Secured Assets Trust, Series 2006-3, Class A1,
1.831%	(1 Month LIBOR USD + 0.170%), 11/25/2036 (a)	12,506,063	12,075,454
IMPAC Secured Assets Trust, Series 2006-3, Class A7,
1.931%	(1 Month LIBOR USD + 0.270%), 11/25/2036 (a)	17,153,182	13,478,490
IMPAC Secured Assets Trust, Series 2006-4, Class A1,
1.851%	(1 Month LIBOR USD + 0.190%), 1/25/2037 (a)	11,780,268	10,173,770
IMPAC Secured Assets Trust, Series 2006-4, Class A2C,
1.921%	(1 Month LIBOR USD + 0.260%), 1/25/2037 (a)	35,348,980	32,609,681
IMPAC Secured Assets Trust, Series 2007-1, Class A2,
1.821%	(1 Month LIBOR USD + 0.160%), 3/25/2037 (a)	3,483,939	3,295,267
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C,
2.041%	(1 Month LIBOR USD + 0.380%), 5/25/2037 (a)	21,403,433	19,065,750
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2,
3.936%, 6/25/2034 (e)(j)(l)		11,632,648	10,238,335
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A,
2.461%	(1 Month LIBOR USD + 0.800%), 11/25/2034 (a)	689,816	674,063
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2,
1.146%, 2/25/2035 (e)(j)(l)		18,582,474	711,374
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2,
1.097%, 3/25/2035 (e)(j)(l)		24,050,222	1,073,217
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1,
2.141%	(1 Month LIBOR USD + 0.480%), 4/25/2035 (a)	2,333,489	2,279,266
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2,
1.421%, 5/25/2035 (e)(j)(l)		43,361,068	1,416,866
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class 2A1A,
2.121%	(1 Month LIBOR USD + 0.460%), 5/25/2035 (a)	6,809,162	6,555,031
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 3.779%,
5/25/2035 (j)		1,513,545	1,474,820
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1, 3.997%,
6/25/2035 (j)		1,985,690	1,948,132
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2,
1.397%, 7/25/2035 (e)(j)(l)		31,734,726	855,156
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X,
1.137%, 8/25/2035 (e)(j)(l)		34,576,602	1,465,840
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 3.850%,
8/25/2035 (j)		3,012,478	2,626,272

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, 3.570%,
10/25/2035 (j)	$ 6,581,431	$ 6,141,930
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3, 3.669%,
6/25/2036 (j)	889,315	881,652
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A2,
1.871% (1 Month LIBOR USD + 0.210%), 7/25/2036 (a)	5,665,974	5,413,594
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 3.696%,
7/25/2036 (j)	4,869,971	4,465,647
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 5A2, 3.881%,
8/25/2036 (j)	11,416,180	10,918,994
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 3A1, 3.937%,
8/25/2036 (j)	14,392,352	13,682,478
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 3.567%,
9/25/2036 (j)	7,756,096	7,221,972
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2,
1.861% (1 Month LIBOR USD + 0.200%), 10/25/2036 (a)	5,493,069	5,376,435
IndyMac Index Mortgage Loan Trust, Series 2006-AR31, Class A3, 3.699%,
11/25/2036 (j)	4,288,479	4,336,892
IndyMac Index Mortgage Loan Trust, Series 2006-AR35, Class 2A1A,
1.831% (1 Month LIBOR USD + 0.170%), 1/25/2037 (a)	2,804,775	2,715,278
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.282%,
3/25/2037 (j)	1,477,951	1,395,930
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.626%,
6/25/2037 (j)	7,096,329	6,300,774
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.915%,
6/25/2037 (j)	4,713,891	3,787,051
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 4.305%,
6/25/2037 (j)	880,091	824,544
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 2A1,
1.841% (1 Month LIBOR USD + 0.180%), 7/25/2037 (a)	9,672,290	9,357,235
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 1A1,
1.861% (1 Month LIBOR USD + 0.200%), 7/25/2037 (a)(k)	19,269,016	18,436,209
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 3.499%,
7/25/2037 (j)	4,409,379	3,756,244
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1,
1.841% (1 Month LIBOR USD + 0.180%), 8/25/2037 (a)	5,420,802	5,381,257
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX,
1.548%, 7/25/2045 (j)(e)(l)	24,010,012	1,122,660
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A,
1.881% (1 Month LIBOR USD + 0.220%), 4/25/2046 (a)	17,153,669	16,459,409
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A2A,
1.911% (1 Month LIBOR USD + 0.250%), 5/25/2046 (a)	16,839,870	16,927,067
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A,
1.861% (1 Month LIBOR USD + 0.200%), 11/25/2046 (a)	7,727,013	7,292,067
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1,
1.811% (1 Month LIBOR USD + 0.150%), 3/25/2047 (a)	16,313,807	13,208,784
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A3,
2.021% (1 Month LIBOR USD + 0.360%), 3/25/2047 (a)	10,066,818	8,582,244
Jefferies Resecuritization Trust, Series 2009-R2, Class 5A, 3.625%, 1/28/2036 (b)(j)	1,104,102	1,073,310
JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A4,
1.931% (1 Month LIBOR USD + 0.270%), 5/25/2036 (a)	1,951,392	1,941,480
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 11A1,
1.841% (1 Month LIBOR USD + 0.180%), 6/25/2037 (a)	39,363,612	28,445,721

JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 4.209%, 8/25/2035 (j)	11,577	11,805
JP Morgan Mortgage Trust, Series 2005-A8, Class 3A1, 3.994%, 11/25/2035 (j)	2,156,438	2,123,257
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	1,955,419	1,773,718
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 3.991%, 10/25/2036 (j)	377,912	346,786
JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 4.096%, 10/25/2036 (j)	3,127,512	2,988,335
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 4.150%, 10/25/2036 (j)	1,137,924	1,128,300
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A3, 3.821%, 1/25/2037 (j)	2,429,402	2,446,342
JP Morgan Mortgage Trust, Series 2007-A3, Class 1A1, 4.114%, 5/25/2037 (j)	744,579	702,772

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 3.954%, 6/25/2037 (j)	$ 2,849,231	$ 2,816,712
JP Morgan Mortgage Trust, Series 2019-3, Class A11,
2.611% (1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	9,818,991	9,941,493
JP Morgan Mortgage Trust, Series 2019-5, Class A15, 4.000%, 11/25/2049 (b)(j)	5,342,226	5,514,235
JP Morgan Mortgage Trust, Series 2019-6, Class A11,
0.000%, (1 Month LIBOR USD + 0.900%), 12/25/2049 (a)(b)	6,935,994	6,952,750
JP Morgan Mortgage Trust, Series 2019-LTV2, Class A11,
2.561% (1 Month LIBOR USD + 0.900%), 12/25/2049 (a)(b)	13,173,784	13,156,750
JP Morgan Mortgage Trust, Series 2019-7, Class A11,
2.561% (1 Month LIBOR USD + 0.900%), 2/25/2050 (a)(b)	3,513,716	3,522,161
JP Morgan Mortgage Trust, Series 2019-INV2, Class A15, 3.500%, 2/25/2050 (b)
(j)	1,472,548	1,492,818
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A11,
2.642% (1 Month LIBOR USD + 0.850%), 3/25/2050 (a)(b)	12,123,141	12,156,940
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A4, 3.500%, 3/25/2050 (b)
(j)	7,873,155	8,051,537
JP Morgan Mortgage Trust, Series 2019-INV3, Class A11,
2.745% (1 Month LIBOR USD + 1.000%), 5/25/2050 (a)(b)	6,900,527	6,971,196
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11,
2.658% (1 Month LIBOR USD + 1.000%), 6/25/2050 (a)(b)	5,000,000	5,028,625
Lake Summit Mortgage Trust, Series 2019-1, 8.430%, 8/15/2049 (e)(j)	149,226,677	155,780,712
Lake Summit Mortgage Trust, Series 2019-1B, 9.110%, 8/28/2049 (j)	38,729,150	39,261,676
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.000%, 12/25/2054 (b)
(j)	6,558,342	6,704,430
Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.000%, 2/25/2058 (b)
(j)	5,465,542	5,548,941
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A1, 4.000%, 3/25/2058 (b)
(p)	9,269,048	9,462,502
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A2, 4.250%, 3/25/2058 (b)
(p)	21,378,000	21,443,438
Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058 (b)
(p)	8,870,654	8,959,308
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A1, 4.000%, 6/25/2058 (b)
(p)	10,737,932	10,903,221
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A2, 4.250%, 6/25/2058 (b)
(p)	13,000,000	13,213,616
Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.000%, 1/25/2059 (b)
(p)	8,322,297	8,483,159
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A2, 4.250%, 5/25/2059 (b)
(p)	38,900,000	39,281,920
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A2, 4.250%, 5/25/2059 (b)
(p)	29,957,000	30,066,852
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A,
3.410% (1 Month LIBOR USD + 1.750%), 1/28/2070 (a)(b)	9,031,403	9,239,803
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (d)	81,704	69,577
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (d)	59,151	51,614
Lehman XS Trust, Series 2005-3, Class 3A3A, 5.202%, 9/25/2035 (p)	1,970,131	1,969,123
Lehman XS Trust, Series 2007-9, Class WFIO, 0.259%, 4/25/2037 (l)	31,882,160	194,130
Lehman XS Trust, Series 2006-10N, Class 1A3A,
1.871% (1 Month LIBOR USD + 0.210%), 7/25/2046 (a)	2,654,879	2,600,765
Lehman XS Trust, Series 2007-15N, Class 3A1,
2.042% (1 Month LIBOR USD + 0.250%), 8/25/2047 (a)(k)	23,901,317	21,537,071
Luminent Mortgage Trust, Series 2006-1, Class X, 1.384%, 4/25/2036 (e)(j)(l)	43,197,282	1,243,218

Luminent Mortgage Trust, Series 2006-3, Class 12A1,
1.871%	(1 Month LIBOR USD + 0.210%), 5/25/2036 (a)	3,391,646	3,264,348
Luminent Mortgage Trust, Series 2006-5, Class X, 1.236%, 7/25/2036 (j)(l)		42,717,208	1,559,050
Luminent Mortgage Trust, Series 2006-5, Class A1A,
1.851%	(1 Month LIBOR USD + 0.190%), 7/25/2036 (a)	39,075,942	30,409,562
Luminent Mortgage Trust, Series 2007-1, Class 1A1,
1.821%	(1 Month LIBOR USD + 0.160%), 11/25/2036 (a)	3,795,661	3,587,006

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Luminent Mortgage Trust, Series 2006-7, Class 2A1,
1.962% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	$19,356,101	$19,028,383
Luminent Mortgage Trust, Series 2007-2, Class 1A2,
1.941% (1 Month LIBOR USD + 0.280%), 5/25/2037 (a)	6,044,055	5,753,149
Luminent Mortgage Trust, Series 2006-2, Class X, 0.937%, 2/25/2046 (e)(j)(l)	48,223,931	1,034,837
Luminent Mortgage Trust, Series 2006-2, Class A1A,
1.861% (1 Month LIBOR USD + 0.200%), 2/25/2046 (a)	10,098,418	9,298,542
Luminent Mortgage Trust, Series 2006-6, Class A1,
1.861% (1 Month LIBOR USD + 0.200%), 10/25/2046 (a)(k)	16,856,141	16,713,437
Luminent Mortgage Trust, Series 2006-6, Class A2B,
1.901% (1 Month LIBOR USD + 0.240%), 10/25/2046 (a)	899,045	888,701
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 3.985%,
12/25/2034 (j)	12,023	12,096
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 9A1, 3.990%,
1/25/2035 (j)	148,848	152,277
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.777%,
3/25/2035 (j)	405,853	418,982
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 3.742%,
9/25/2035 (j)	1,390,926	1,393,926
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 4.117%,
1/25/2036 (j)	1,819,114	1,863,400
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A1,
1.811% (1 Month LIBOR USD + 0.150%), 3/25/2047 (a)	1,303,599	1,272,888
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 11/25/2021 (d)	11,229	4,373
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (d)	140,744	122,879
MASTR Alternative Loan Trust, Series 2005-5, Class 3A1, 5.750%, 8/25/2035	1,841,992	1,524,952
MASTR Alternative Loan Trust, Series 2006-1, Class A2,
2.361% (1 Month LIBOR USD + 0.700%), 2/25/2036 (a)	2,802,130	1,655,019
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	574,633	577,014
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047	17,592,921	12,802,333
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (d)	58,072	49,490
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (d)	1,904	1,661
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (b)(j)	2,630,382	2,496,309
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.226%, 8/25/2037 (b)(j)	7,631,591	5,101,352
Merrill Lynch Alternative Note Asset Trust, Series 2007-A2, Class A3A,
1.771% (1 Month LIBOR USD + 0.110%), 3/25/2037 (a)	17,404,683	7,405,745
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1,
4.021%, 4/25/2037 (j)	2,738,803	2,693,372
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1,
2.341% (1 Month LIBOR USD + 0.680%), 4/25/2028 (a)	1,995,570	1,999,861
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A1,
2.121% (1 Month LIBOR USD + 0.460%), 4/25/2029 (a)	723,916	717,913
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 3.978%, 11/25/2035 (j)	8,076,765	8,423,436
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1E, 4.119%,
12/25/2035 (j)	2,269,171	2,297,374
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 4.273%,
5/25/2036 (j)	1,082,522	1,032,309
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A1,
1.901% (1 Month LIBOR USD + 0.240%), 3/25/2037 (a)	26,934,756	10,874,638
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1,
1.821% (1 Month LIBOR USD + 0.160%), 9/25/2037 (a)	8,190,238	6,666,395
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C,
1.891% (1 Month LIBOR USD + 0.230%), 9/25/2037 (a)	13,931,785	11,386,726

Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A1,
1.721% (1 Month LIBOR USD + 0.060%), 5/25/2037 (a)	7,338,659	6,797,396

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A3,
1.841% (1 Month LIBOR USD + 0.180%), 5/25/2037 (a)	$21,314,183	$19,933,109
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A4,
1.911% (1 Month LIBOR USD + 0.250%), 5/25/2037 (a)	3,069,242	2,880,849
Morgan Stanley ABS Capital I Trust, Series 2006-NC4, Class A2C,
1.811% (1 Month LIBOR USD + 0.150%), 6/25/2036 (a)	1,721,495	1,639,397
Morgan Stanley Mortgage Loan Trust, Series 2005-1, Class 4A1,
1.961% (1 Month LIBOR USD + 0.300%), 3/25/2035 (a)	2,520,513	2,425,731
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, 3.515%,
7/25/2035 (j)	4,004,794	3,834,863
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 3.811%,
7/25/2035 (j)(k)	11,073,040	8,850,205
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 3.950%,
7/25/2035 (j)	992,552	967,345
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 3.867%,
11/25/2035 (j)	2,780,483	2,203,374
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A,
1.951% (1 Month LIBOR USD + 0.290%), 12/25/2035 (a)	2,979,426	2,722,439
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1,
1.911% (1 Month LIBOR USD + 0.250%), 3/25/2036 (a)	4,117,967	3,463,684
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3,
1.921% (1 Month LIBOR USD + 0.260%), 3/25/2036 (a)	2,488,237	2,097,176
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX,
2.604%, 3/25/2036 (e)(j)(l)	30,945,161	2,728,342
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.901%,
3/25/2036 (i)(j)	9,490,936	8,517,346
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.901%,
3/25/2036 (j)	4,823,983	4,330,456
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX,
2.272%, 4/25/2036 (e)(j)(l)	30,866,727	2,032,667
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2,
2.411% (1 Month LIBOR USD + 0.750%), 6/25/2036 (a)	5,286,390	3,254,984
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1,
1.831% (1 Month LIBOR USD + 0.170%), 8/25/2036 (a)	2,479,416	1,306,890
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A3, 6.000%, 8/25/2036	3,214,700	2,557,734
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.231%,
8/25/2036 (p)	3,101,125	1,261,389
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.424%,
8/25/2036 (p)	3,864,438	1,571,312
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A1,
1.841% (1 Month LIBOR USD + 0.180%), 10/25/2036 (a)	4,383,010	2,166,285
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A2,
2.001% (1 Month LIBOR USD + 0.340%), 10/25/2036 (a)	15,440,401	8,235,694
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1,
1.781% (1 Month LIBOR USD + 0.120%), 4/25/2037 (a)	14,480,773	7,623,968
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A5,
2.191% (1 Month LIBOR USD + 0.530%), 4/25/2037 (a)	21,184,189	12,805,736
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A9,
2.201% (1 Month LIBOR USD + 0.540%), 4/25/2037 (a)	21,184,189	12,827,853
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A2, 6.000%,
4/25/2037 (j)	21,784,946	12,208,218
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3, 3.733%,
6/25/2037 (j)	2,406,139	1,891,312

Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22, 6.000%, 8/25/2037	3,986,549	3,215,371
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 3.548%,
11/25/2037 (j)	7,051,083	6,754,719
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%,
9/25/2046 (p)	13,895,702	6,518,349
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%,
9/25/2046 (p)	5,359,413	2,512,750
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%,
9/25/2046 (p)	13,330,320	6,242,909
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A4C, 6.104%,
9/25/2046 (p)	10,047,231	4,659,022

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%,
1/25/2047 (p)		$ 1,875,973	$ 1,170,513
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%,
1/25/2047 (p)		7,090,661	4,463,089
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%,
2/25/2047 (p)		3,453,118	2,415,867
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%,
2/25/2047 (j)		9,731,004	7,121,411
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B,
1.980%	(1 Month LIBOR USD + 0.190%), 2/26/2037 (a)(b)	10,148,376	9,502,056
Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B,
1.952%	(1 Month LIBOR USD + 0.160%), 12/27/2046 (a)(b)	9,405,673	8,845,819
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 2.616%,
8/27/2047 (b)(j)		1,010,309	879,130
Mortgage Insurance-Linked Notes Series, Series 2020-1, Class M1B,
3.110%	(1 Month LIBOR USD + 1.450%), 2/25/2030 (a)(b)	3,250,000	3,260,163
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 2.049%, 4/25/2036 (j)(l)		16,369,769	825,315
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1,
2.161%	(1 Month LIBOR USD + 0.500%), 9/25/2037 (a)(k)	15,455,484	15,197,594
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12,
1.811%	(1 Month LIBOR USD + 0.150%), 6/25/2047 (a)	3,741,989	3,495,740
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 1A1,
1.891%	(1 Month LIBOR USD + 0.230%), 6/25/2047 (a)	6,547,393	6,627,677
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14,
1.941%	(1 Month LIBOR USD + 0.280%), 6/25/2047 (a)	3,439,993	3,272,748
MortgageIT Trust, Series 2006-1, Class 2A1A,
1.871%	(1 Month LIBOR USD + 0.210%), 4/25/2036 (a)	4,409,028	4,225,520
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class B1,
5.492%, 1/25/2049 (b)(j)		2,750,000	2,772,704
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A1,
5.492%, 1/25/2049 (b)(j)		8,400,000	8,587,597
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class M1,
4.267%, 4/25/2049 (b)(j)		2,500,000	2,562,963
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AP1, Class A3,
5.654%, 1/25/2036 (j)		4,022,685	2,038,588
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1,
4.098%, 2/25/2036 (j)		971,419	843,500
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A,
1.821%	(1 Month LIBOR USD + 0.160%), 10/25/2036 (a)	1,638,465	1,491,041
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3,
1.831%	(1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	222,828	210,451
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2,
2.312%	(1 Month LIBOR USD + 0.260%), 1/26/2036 (a)(b)	6,080,961	6,235,770
Nomura Resecuritization Trust, Series 2018-1R, Class 1A1,
2.561%	(1 Month LIBOR USD + 0.900%), 7/28/2036 (a)(b)	4,548,768	4,627,862
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1,
2.431%	(1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(b)	1,906,870	1,922,651
Nomura Resecuritization Trust, Series 2018-1R, Class 2A1,
2.561%	(1 Month LIBOR USD + 0.900%), 1/26/2037 (a)(b)	4,482,469	4,563,350
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15,
2.259%	(1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(b)	5,923,612	3,629,326
Nomura Resecuritization Trust, Series 2018-1R, Class 3A1,
2.561%	(1 Month LIBOR USD + 0.900%), 3/26/2037 (a)(b)	4,312,515	4,382,468

NRPL Trust, Series 2018-2A, Class A1, 4.250%, 7/25/2067 (b)(p)	7,109,767	7,266,303

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
OBX Trust, Series 2018-EXP1, Class 2A1,
2.511% (1 Month LIBOR USD + 0.850%), 4/27/2048 (a)(b)	$ 6,214,519	$ 6,222,380
OBX Trust, Series 2018-1, Class A2,
2.311% (1 Month LIBOR USD + 0.650%), 6/25/2057 (a)(b)	1,821,175	1,819,992
OBX Trust, Series 2018-EXP2, Class 2A1B,
2.411% (1 Month LIBOR USD + 0.750%), 7/25/2058 (a)(b)	28,086,227	27,954,053
OBX Trust, Series 2018-EXP2, Class 2A1A,
2.411% (1 Month LIBOR USD + 0.750%), 7/25/2058 (a)(b)	865,337	863,762
OBX Trust, Series 2019-EXP1, Class 2A1B,
2.611% (1 Month LIBOR USD + 0.950%), 1/27/2059 (a)(b)	5,770,000	5,832,922
PFCA Home Equity Investment Trust, Series 2003-GP1, Class A, 3.709%,
10/25/2033 (b)(j)	5,850,987	6,113,702
PFCA Home Equity Investment Trust, Series 2003-IFC4, Class A, 4.012%,
10/22/2034 (b)(j)	6,141,224	6,366,054
PHH Alternative Mortgage Trust, Series 2007-2, Class 4PO, 0.000%, 5/25/2022 (d)	1,312	1,308
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (d)	28,677	23,046
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1,
1.821% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	7,141,416	6,489,676
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3,
1.991% (1 Month LIBOR USD + 0.330%), 5/25/2037 (a)	2,618,113	2,481,856
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,309,956	1,282,660
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL2, Class A2,
5.927%, 12/30/2058 (b)(p)	4,500,000	4,589,744
Pretium Mortgage Credit Partners I LLC, Series 2019-CFL1, Class A2,
4.949%, 1/29/2059 (b)(p)	13,481,843	13,759,259
Prime Mortgage Trust, Series 2007-2, Class A2, 6.000%, 4/25/2037	2,983,805	2,614,706
Provident Funding Mortgage Trust, Series 2019-1, Class A5, 3.000%, 12/25/2049 (b)
(j)	14,146,872	14,160,000
PRPM LLC, Series 2018-3A, Class A1, 4.483%, 10/25/2023 (b)(j)	9,870,201	9,974,992
PRPM LLC, Series 2019-1A, Class A1, 4.500%, 1/25/2024 (b)(p)	8,380,075	8,471,728
PRPM LLC, Series 2019-2A, Class A1, 3.967%, 4/25/2024 (b)(p)	5,259,934	5,316,231
PRPM LLC, Series 2019-2A, Class A2, 5.438%, 4/25/2024 (b)(p)	21,000,000	21,504,378
PRPM LLC, Series 2019-3A, Class A2, 4.458%, 7/25/2024 (b)(p)	16,182,000	16,455,654
PRPM LLC, Series 2019-GS1, Class A2, 4.750%, 10/25/2024 (b)(j)	10,711,745	10,808,762
PRPM LLC, Series 2019-4, Class A2, 4.654%, 11/25/2024 (b)(p)	7,250,000	7,304,680
RAAC Series Trust, Series 2005-SP3, Class M1,
2.191% (1 Month LIBOR USD + 0.530%), 12/25/2035 (a)	437,164	439,808
RAMP Trust, Series 2006-RS2, Class A3A,
1.961% (1 Month LIBOR USD + 0.300%), 3/25/2036 (a)	1,380,284	1,373,519
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (b)(j)	2,961,316	2,799,198
RCO Trust, Series 2018-VFS1, Class B1, 6.547%, 12/26/2053 (b)(j)	4,188,000	4,293,864
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	2,709,409	2,644,629
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2,
2.161% (1 Month LIBOR USD + 0.500%), 7/25/2035 (a)	417,355	371,253
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 4.411%,
7/25/2035 (j)	2,338,108	2,293,660
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 4.462%,
7/25/2035 (j)	422,404	360,536
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10,
3.011% (1 Month LIBOR USD + 1.350%), 8/25/2035 (a)	5,210,744	4,824,393
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A4, 5.500%,
8/25/2035	6,824,176	6,850,757

Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%,
8/25/2035	1,231,341	1,171,802
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%,
9/25/2035 (d)	330,763	217,204

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A1,
2.361% (1 Month LIBOR USD + 0.700%), 9/25/2035 (a)	$ 3,777,319	$ 3,369,837
Residential Accredit Loans, Inc. Trust, Series 2005-QA10, Class A31, 4.568%,
9/25/2035 (j)	12,882,953	11,694,088
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%,
9/25/2035	862,501	851,360
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%,
9/25/2035	6,893,650	5,055,368
Residential Accredit Loans, Inc. Trust, Series 2005-QS15, Class 3A, 6.000%,
10/25/2035	4,126,956	4,209,623
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1,
2.361% (1 Month LIBOR USD + 0.700%), 11/25/2035 (a)	804,815	684,510
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%,
12/25/2035 (d)	686,735	533,524
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.586%,
12/25/2035 (j)	6,322,199	6,015,300
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%,
12/25/2035	3,772,526	3,742,380
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A10, 6.000%,
12/25/2035	5,215,405	5,177,594
Residential Accredit Loans, Inc. Trust, Series 2006-QA1, Class A21, 4.751%,
1/25/2036 (j)	4,649,469	4,153,111
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A17,
2.141% (1 Month LIBOR USD + 0.480%), 2/25/2036 (a)	5,419,860	4,725,446
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2,
2.161% (1 Month LIBOR USD + 0.500%), 2/25/2036 (a)	704,327	592,574
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A10,
2.161% (1 Month LIBOR USD + 0.500%), 2/25/2036 (a)	3,766,425	3,164,539
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A14,
2.361% (1 Month LIBOR USD + 0.700%), 2/25/2036 (a)	8,928,758	7,617,373
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5,
2.661% (1 Month LIBOR USD + 1.000%), 2/25/2036 (a)	1,188,529	1,025,219
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A4, 5.500%,
2/25/2036	1,332,806	1,299,909
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%,
2/25/2036	4,836,541	4,494,554
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 2AP, 0.000%,
3/25/2036 (d)	938,465	630,036
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8,
2.061% (1 Month LIBOR USD + 0.400%), 3/25/2036 (a)	2,818,304	2,319,050
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1,
2.361% (1 Month LIBOR USD + 0.700%), 3/25/2036 (a)	5,223,789	4,366,920
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A14, 6.000%,
3/25/2036	2,683,127	2,650,430
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A10, 6.000%,
3/25/2036	318,850	312,338
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2,
1.961% (1 Month LIBOR USD + 0.300%), 4/25/2036 (a)	24,015,856	23,198,717
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	1,235,752	1,187,084
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%,
5/25/2036 (d)	178,537	134,787
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	2,481,330	2,352,678
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	1,736,737	1,647,790

Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A3, 6.000%, 6/25/2036	1,886,361	1,795,942
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%,
7/25/2036 (d)	47,869	19,126
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%,
7/25/2036 (d)	65,516	48,971
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1,
1.841% (1 Month LIBOR USD + 0.180%), 7/25/2036 (a)	155,448	99,902
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2,
1.841% (1 Month LIBOR USD + 0.180%), 7/25/2036 (a)	8,405,027	5,467,268
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3,
1.851% (1 Month LIBOR USD + 0.190%), 7/25/2036 (a)	2,699,452	2,578,806
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8,
2.311% (1 Month LIBOR USD + 0.650%), 7/25/2036 (a)	1,943,658	1,527,004

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%,
7/25/2036	$ 2,795,353	$ 2,720,505
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1,
1.846% (1 Month LIBOR USD + 0.185%), 8/25/2036 (a)	9,574,046	9,333,488
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1,
1.851% (1 Month LIBOR USD + 0.190%), 8/25/2036 (a)	13,671,435	13,092,765
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%,
8/25/2036	2,453,007	2,335,798
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%,
8/25/2036	351,656	329,117
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A2, 6.000%, 8/25/2036	1,550,370	1,478,635
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%,
8/25/2036	459,021	428,726
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%,
8/25/2036	3,917,188	3,545,208
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%,
8/25/2036	3,902,693	3,616,777
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	3,319,740	3,188,438
Residential Accredit Loans, Inc. Trust, Series 2008-QR1, Class 1A4, 6.000%,
8/25/2036	1,120,551	991,356
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1, 6.000%,
8/25/2036	3,343,249	3,204,357
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%,
8/25/2036	5,556,445	5,262,159
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%,
9/25/2036 (d)	230,792	173,829
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A2,
1.841% (1 Month LIBOR USD + 0.180%), 9/25/2036 (a)	760,470	724,385
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A1,
1.851% (1 Month LIBOR USD + 0.190%), 9/25/2036 (a)	1,215,961	1,158,995
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7,
2.311% (1 Month LIBOR USD + 0.650%), 9/25/2036 (a)	5,214,200	4,202,280
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%,
9/25/2036	532,292	501,978
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%,
9/25/2036	5,376,006	5,137,478
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%,
10/25/2036 (d)	213,306	136,850
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A1, 6.500%,
10/25/2036	27,545,336	26,926,337
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%,
10/25/2036	1,954,276	1,934,320
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%,
11/25/2036 (d)	218,345	131,023
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15,
1.961% (1 Month LIBOR USD + 0.300%), 11/25/2036 (a)	2,796,146	2,068,279
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A1,
2.061% (1 Month LIBOR USD + 0.400%), 11/25/2036 (a)	20,210,547	16,392,451
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3,
6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (a)	14,117,715	12,900,697
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A7, 6.000%,
11/25/2036	674,981	633,035

Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%,
11/25/2036	1,280,393	1,205,683
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%,
11/25/2036	1,467,848	1,383,879
Residential Accredit Loans, Inc. Trust, Series 2006-QA11, Class A1,
1.831% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	2,019,843	1,851,550
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2,
1.841% (1 Month LIBOR USD + 0.180%), 12/25/2036 (a)	867,921	834,467
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1,
1.846% (1 Month LIBOR USD + 0.185%), 12/25/2036 (a)	11,448,236	10,901,983
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1,
2.111% (1 Month LIBOR USD + 0.450%), 12/25/2036 (a)	9,461,928	6,974,444
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A7, 6.000%,
12/25/2036	3,736,389	3,560,177
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%,
12/25/2036	8,707,824	8,298,304
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2AP, 0.000%,
1/25/2037 (d)	1,334,542	871,821
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%,
1/25/2037 (d)	195,314	128,335

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2007-QA1, Class A3,
1.962% (1 Month LIBOR USD + 0.170%), 1/25/2037 (a)	$ 3,311,389	$ 3,151,386
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A4,
2.211% (1 Month LIBOR USD + 0.550%), 1/25/2037 (a)	15,795,101	12,636,065
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1A5,
2.211% (1 Month LIBOR USD + 0.550%), 1/25/2037 (a)	11,497,981	9,348,146
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10,
6.000%, 1/25/2037	2,774,564	2,513,489
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%,
2/25/2037 (d)	671,643	405,082
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3,
1.811% (1 Month LIBOR USD + 0.150%), 2/25/2037 (a)(i)	8,975,771	8,527,028
Residential Accredit Loans, Inc. Trust, Series 2007-QH1, Class A1,
1.821% (1 Month LIBOR USD + 0.160%), 2/25/2037 (a)	10,734,262	10,451,533
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class A2, 6.000%, 2/25/2037
(k)	18,396,481	17,285,849
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%,
3/25/2037 (d)	490,077	309,306
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037
(d)	329,786	196,317
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%,
3/25/2037 (d)	684,120	69,420
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	644,314	582,837
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 3A4, 6.000%,
3/25/2037	4,984,796	4,610,493
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%,
4/25/2037 (d)	804,259	476,843
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1,
1.991% (1 Month LIBOR USD + 0.330%), 4/25/2037 (a)	5,741,081	4,641,618
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A29, 6.000%,
4/25/2037	2,051,230	1,966,918
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A1,
1.892% (1 Month LIBOR USD + 0.100%), 5/25/2037 (a)	6,574,936	6,154,377
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3,
1.982% (1 Month LIBOR USD + 0.190%), 5/25/2037 (a)	19,941,190	18,809,887
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A5,
2.061% (1 Month LIBOR USD + 0.400%), 5/25/2037 (a)	6,208,981	4,426,644
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7,
2.211% (1 Month LIBOR USD + 0.550%), 5/25/2037 (a)	924,191	782,259
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A1, 6.000%,
5/25/2037	11,664,959	11,129,001
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%,
6/25/2037	1,054,090	1,040,503
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 2A1, 6.750%,
6/25/2037	31,273,328	21,152,310
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%,
7/25/2037 (d)	1,589,115	888,107
Residential Accredit Loans, Inc. Trust, Series 2007-QH6, Class A1,
1.851% (1 Month LIBOR USD + 0.190%), 7/25/2037 (a)	11,642,265	11,410,386
Residential Accredit Loans, Inc. Trust, Series 2007-QH9, Class A1, 3.377%,
11/25/2037 (j)	4,165,246	3,940,040
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class 1A3A,
1.861% (1 Month LIBOR USD + 0.200%), 12/25/2046 (a)(k)	28,061,012	25,173,786

Residential Accredit Loans, Inc. Trust, Series 2007-QO4, Class A1A,
1.851% (1 Month LIBOR USD + 0.190%), 5/25/2047 (a)	2,112,802	2,072,389
Residential Asset Mortgage Products, Inc. Trust, Series 2007-RS2, Class A2,
1.941% (1 Month LIBOR USD + 0.280%), 8/25/2035 (a)	1,560,573	1,564,446
Residential Asset Securitization Trust, Series 2007-A8, Class 3A1, 6.207%,
8/25/2022 (j)	836,427	737,857
Residential Asset Securitization Trust, Series 2004-A9, Class A4, 5.250%, 12/25/2034	6,638,826	7,000,648
Residential Asset Securitization Trust, Series 2005-A3, Class AX, 0.321%,
4/25/2035 (j)(l)	23,506,109	344,647
Residential Asset Securitization Trust, Series 2005-A4, Class A1,
2.111% (1 Month LIBOR USD + 0.450%), 4/25/2035 (a)	3,906,356	3,089,783

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Asset Securitization Trust, Series 2005-A6CB, Class A2, 5.500%,
6/25/2035	$ 4,861,679	$ 4,719,339
Residential Asset Securitization Trust, Series 2005-A6CB, Class A1, 5.500%,
6/25/2035	4,528,145	4,124,253
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	5,457,181	4,658,992
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,486,062	1,233,158
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%,
10/25/2035 (d)	905,190	603,768
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1,
2.111% (1 Month LIBOR USD + 0.450%), 10/25/2035 (a)	2,843,059	2,297,260
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%,
10/25/2035	2,549,365	2,431,757
Residential Asset Securitization Trust, Series 2005-A12, Class A10,
2.111% (1 Month LIBOR USD + 0.450%), 11/25/2035 (a)	1,286,819	941,492
Residential Asset Securitization Trust, Series 2005-A12, Class A6,
2.161% (1 Month LIBOR USD + 0.500%), 11/25/2035 (a)	6,411,508	4,520,639
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%,
12/25/2035	834,548	691,390
Residential Asset Securitization Trust, Series 2006-A4, Class 2A1,
2.361% (1 Month LIBOR USD + 0.700%), 5/25/2036 (a)	1,163,832	1,069,188
Residential Asset Securitization Trust, Series 2006-A2, Class A5,
2.361% (1 Month LIBOR USD + 0.700%), 5/25/2036 (a)	2,218,985	1,063,164
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1, 6.500%,
7/25/2036	7,520,300	4,431,938
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036	6,461,022	3,595,333
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036	10,612,700	6,437,293
Residential Asset Securitization Trust, Series 2006-A8, Class 2A1, 6.500%, 8/25/2036	1,678,908	1,051,441
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036	10,685,418	6,604,101
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A4, 6.000%,
12/25/2036	3,188,047	1,941,559
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%,
2/25/2037	8,749,847	4,375,177
Residential Asset Securitization Trust, Series 2006-A16, Class 2A3, 6.609%,
2/25/2037 (j)	23,430,582	13,889,790
Residential Asset Securitization Trust, Series 2007-A6, Class 1A4, 6.000%, 6/25/2037	2,981,959	2,677,081
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037	3,518,247	2,304,223
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP,
0.000%, 11/25/2035 (d)	89,327	74,889
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1,
4.564%, 2/25/2036 (j)	1,391,456	1,322,043
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP,
0.000%, 4/25/2036 (d)	185,971	156,471
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4,
0.000%, 6/25/2036 (d)	72,704	55,635
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12,
6.000%, 6/25/2036	1,083,308	1,111,149
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9,
6.000%, 6/25/2036	1,406,104	1,413,195
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7,
6.250%, 8/25/2036	104,521	103,317
Residential Funding Mortgage Securities Trust, Series 2006-S9, Class A4,
5.750%, 9/25/2036	7,422,948	7,327,704

Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP,
0.000%, 10/25/2036 (d)	44,916	32,326
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3,
6.000%, 10/25/2036	839,901	825,674
Residential Funding Mortgage Securities Trust, Series 2006-S11, Class AP,
0.000%, 11/25/2036 (d)	73,279	55,210

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7,
6.000%, 1/25/2037	$ 2,719,487	$ 2,693,513
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP,
0.000%, 5/25/2037 (d)	400,853	312,694
Residential Mortgage Loan Trust, Series 2019-2, Class A3, 3.220%, 5/25/2059 (b)(j)	12,161,235	12,208,396
Residential Mortgage Loan Trust, Series 2019-2, Class M1, 3.862%, 5/25/2059 (b)(j)	7,222,000	7,381,520
Residential Mortgage Loan Trust, Series 2019-2, Class B1, 4.713%, 5/25/2059 (b)(j)	12,400,000	12,688,275
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.664%, 9/25/2059 (b)(j)	1,500,000	1,512,695
Sequoia Mortgage Trust, Series 2004-4, Class A,
2.495% (6 Month LIBOR USD + 0.520%), 5/20/2034 (a)	1,281,432	1,289,452
Sequoia Mortgage Trust, Series 2004-7, Class A3B,
3.117% (6 Month LIBOR USD + 1.100%), 8/20/2034 (a)	64,261	64,854
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.825%, 3/20/2035 (j)(e)(l)	9,369,851	129,154
Sequoia Mortgage Trust, Series 2007-2, Class 2AA1, 4.098%, 1/20/2038 (j)	582,647	567,926
Sequoia Mortgage Trust, Series 2014-3, Class AI01, 0.250%, 10/25/2044 (b)(l)	4,634,069	41,100
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 3.520%, 10/20/2046 (j)	4,002,193	3,644,557
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047 (b)(j)	4,172,834	4,271,246
Sequoia Mortgage Trust, Series 2018-CH2, Class A12, 4.000%, 6/25/2048 (b)(j)	7,451,177	7,726,639
Sequoia Mortgage Trust, Series 2018-7, Class A4, 4.000%, 9/25/2048 (b)(j)	4,162,616	4,282,566
Sequoia Mortgage Trust, Series 2018-CH4, Class A10, 4.500%, 10/25/2048 (b)(j)	2,926,283	3,006,946
Sequoia Mortgage Trust, Series 2019-1, Class A4, 4.000%, 2/25/2049 (b)(j)	3,718,771	3,845,012
Sequoia Mortgage Trust, Series 2019-CH1, Class A10, 4.500%, 3/25/2049 (b)(j)	14,737,131	15,137,598
Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049 (b)(j)	8,703,129	8,956,604
Sequoia Mortgage Trust, Series 2019-CH3, Class A10, 4.000%, 10/25/2049 (b)(j)	9,068,799	9,322,109
SG Residential Mortgage Trust, Series 2018-1, Class A3, 3.735%, 4/25/2048 (b)(j)	873,813	888,435
SG Residential Mortgage Trust, Series 2018-1, Class M1, 4.330%, 4/25/2048 (b)(j)	6,571,715	6,607,321
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class M1, 4.589%,
3/25/2048 (b)(j)	6,400,000	6,499,098
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class M1,
4.770%, 10/26/2048 (b)(j)	12,697,000	13,369,801
Starwood Mortgage Residential Trust, Series 2019-INV1, Class B1, 3.657%,
9/25/2049 (b)(j)	5,000,000	5,043,005
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A,
2.031% (1 Month LIBOR USD + 0.370%), 7/25/2034 (a)	121,568	122,867
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A,
4.267%, 3/25/2035 (j)	1,030,787	1,075,522
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1,
4.107%, 9/25/2035 (j)	3,833,942	3,614,460
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 4A1,
3.784%, 1/25/2036 (j)	1,062,652	1,038,010
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2,
3.281% (1 Month LIBOR USD + 1.500%), 9/25/2037 (a)	1,463,848	1,485,802
Structured Asset Mortgage Investments II Trust, Series 2004-AR7, Class X,
0.944%, 4/19/2035 (e)(j)(l)	13,156,083	317,404
Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 1X,
1.244%, 5/25/2045 (e)(j)(l)	16,119,565	616,509
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series
2003-6A, Class 2A1, 4.263%, 3/25/2033 (j)	34,878	36,515
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class A,
3.192%, 4/25/2023 (b)(j)	1,503,266	1,513,362

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B,
5.031%, 6/25/2024 (b)(j)	$ 7,000,000	$ 7,204,547
TBW Mortgage-Backed Trust Series, Series 2006-3, Class 2A1, 6.500%, 7/25/2036	3,972,427	2,782,562
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 2.409%, 1/25/2037 (b)(j)(l)	34,585,248	2,770,866
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL,
2.911% (1 Month LIBOR USD + 1.250%), 5/25/2047 (a)(b)	278,836	279,699
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFX, 3.000%,
5/25/2047 (b)(j)	446,137	447,922
Velocity Commercial Capital Loan Trust, Series 2017-2, Class AFX, 3.070%,
11/25/2047 (b)(j)	4,120,493	4,186,911
Velocity Commercial Capital Loan Trust, Series 2018-1, Class A, 3.590%,
4/25/2048 (b)	3,540,554	3,603,682
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M1, 3.910%,
4/25/2048 (b)	3,451,662	3,552,568
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M2, 4.260%,
4/25/2048 (b)	1,293,078	1,340,722
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M3, 4.410%,
4/25/2048 (b)	738,337	768,292
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.260%,
4/25/2048 (b)	700,170	738,230
Velocity Commercial Capital Loan Trust, Series 2018-2, Class M1, 4.260%,
10/25/2048 (b)(j)	1,396,609	1,407,864
Velocity Commercial Capital Loan Trust, Series 2019-1, Class A, 3.760%,
3/25/2049 (b)(j)	7,876,348	8,031,142
Velocity Commercial Capital Loan Trust, Series 2019-1, Class M5, 5.700%,
3/25/2049 (b)(j)	795,423	824,959
Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.967%, 3/25/2049 (b)
(p)	4,912,044	5,021,317
Verus Securitization Trust, Series 2017-2A, Class B1, 3.700%, 7/25/2047 (b)(j)	2,700,000	2,708,527
Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.690%, 11/25/2047 (b)(j)	5,782,137	5,833,569
Verus Securitization Trust, Series 2017-SG1A, Class B1, 3.615%, 11/25/2047 (b)(p)	8,711,571	8,723,741
Verus Securitization Trust, Series 2018-INV1, Class B1, 4.553%, 3/25/2058 (b)(j)	9,443,551	9,504,150
Verus Securitization Trust, Series 2018-INV1, Class B2, 5.648%, 3/25/2058 (b)(j)	6,700,000	6,743,403
Verus Securitization Trust, Series 2018-3, Class M1, 4.595%, 10/25/2058 (b)(j)	8,000,000	8,112,824
Verus Securitization Trust, Series 2019-INV1, Class A2, 3.504%, 12/25/2058 (b)(j)	10,425,286	10,589,808
Verus Securitization Trust, Series 2019-INV1, Class B1, 4.991%, 12/25/2058 (b)	1,500,000	1,522,515
Verus Securitization Trust, Series 2019-2, Class A3, 3.448%, 5/25/2059 (b)(j)	13,815,612	13,885,768
Verus Securitization Trust, Series 2019-2, Class M1, 3.781%, 5/25/2059 (b)(j)	13,000,000	13,192,647
Verus Securitization Trust, Series 2019-2, Class B1, 4.437%, 5/25/2059 (b)(j)	3,800,000	3,873,313
Verus Securitization Trust, Series 2019-3, Class B1, 4.043%, 7/25/2059 (b)(j)	6,400,000	6,455,859
Verus Securitization Trust, Series 2019-4, Class A1B, 3.142%, 10/25/2059 (b)(j)	12,626,101	12,836,553
Verus Securitization Trust, Series 2019-INV3, Class A1B, 3.192%, 11/25/2059 (b)(j)	15,776,377	15,963,422
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A1,
1.842% (1 Month LIBOR USD + 0.050%), 8/25/2036 (a)	6,202,386	3,737,037
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2,
1.942% (1 Month LIBOR USD + 0.150%), 8/25/2036 (a)	26,220,183	16,367,713
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3,
2.032% (1 Month LIBOR USD + 0.240%), 8/25/2036 (a)	3,082,332	1,862,724
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1,
1.741% (1 Month LIBOR USD + 0.080%), 1/25/2037 (a)	9,992,469	6,610,068
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2,
1.841% (1 Month LIBOR USD + 0.180%), 1/25/2037 (a)	3,423,240	2,278,916

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3,
Class B1,
4.493%, 6/25/2034 (j)	1,086,754	1,114,173
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR16,
Class 1A2,
3.745%, 12/25/2035 (j)	21,559,698	22,449,186
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18,
Class 1A2,
3.705%, 1/25/2036 (j)(k)	21,997,059	23,024,915
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10,
Class 1A1,
3.706%, 9/25/2036 (j)	578,079	552,289

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR12,
Class 1A4, 3.691%, 10/25/2036 (j)	$ 3,912,554	$ 4,026,311
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14,
Class 2A3, 3.244%, 11/25/2036 (j)	1,296,351	1,274,076
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18,
Class 3A1, 3.189%, 1/25/2037 (j)	648,083	632,152
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6,
Class 1A1, 3.739%, 6/25/2037 (j)	3,297,943	3,288,227
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10,
Class X, 1.235%, 7/25/2044 (j)(e)(l)	21,325,129	619,751
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR15,
Class X, 1.219%, 11/25/2045 (j)(e)(l)	37,137,767	1,918,500
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19,
Class A1B2, 2.071% (1 Month LIBOR USD + 0.410%), 12/25/2045 (a)	111,090	112,931
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR1,
Class 2A1A, 3.215% (12 Month US Treasury Average + 1.070%), 1/25/2046 (a)	1,624,418	1,640,015
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR7,
Class CXPP, 0.248%, 7/25/2046 (j)(l)	21,148,159	239,355
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9,
Class 2XPP, 0.733%, 8/25/2046 (j)(l)	8,610,624	288,938
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR17,
Class 1A, 3.060% (12 Month US Treasury Average + 0.820%), 12/25/2046 (a)	12,279,524	11,910,242
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA2,
Class 1A, 2.845% (12 Month US Treasury Average + 0.700%), 3/25/2047 (a)	9,874,356	9,357,384
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2003-MS7, Class P, 0.000%, 3/25/2033 (d)	972	876
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-4, Class CB9, 2.061% (1 Month LIBOR USD + 0.400%), 6/25/2035 (a)	136,864	118,758
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-4, Class CB3, 2.111% (1 Month LIBOR USD + 0.450%), 6/25/2035 (a)(k)	14,911,516	12,608,880
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-9, Class 5A3, 3.011% (1 Month LIBOR USD + 1.350%), 11/25/2035 (a)	2,784,609	2,219,637
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-AR1, Class A1A, 1.921% (1 Month LIBOR USD + 0.260%), 12/25/2035 (a)	4,684,070	4,683,653
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-10, Class 4CB3, 2.261% (1 Month LIBOR USD + 0.600%), 12/25/2035 (a)	3,279,175	2,970,234
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2005-11, Class A2, 5.750%, 1/25/2036	3,388,663	3,172,781
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-1, Class 2XB1, 7.000%, 2/25/2036	5,408,556	4,957,147
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-8, Class A3B, 4.306%, 10/25/2036 (p)	3,648,238	2,244,476
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-8, Class A5, 4.306%, 10/25/2036 (p)	9,042,108	5,627,609
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-8, Class A4, 4.306%, 10/25/2036 (p)	9,744,128	5,977,155
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-
AR10, Class A2A, 1.831% (1 Month LIBOR USD + 0.170%), 12/25/2036 (a)	15,326,163	14,150,569

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2007-HY1, Class A1, 1.751% (1 Month LIBOR USD + 0.090%), 2/25/2037 (a)	$ 10,312,613	$7,256,810
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2007-3, Class A19, 6.000%, 4/25/2037 (k)	9,885,502	10,007,302
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-AR8, Class 3X1, 0.064%, 10/25/2046 (j)(l)	18,913,439	651,322
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2006-AR9, Class 1A, 2.975% (12 Month US Treasury Average + 0.830%),
11/25/2046 (a)	8,044,698	7,426,174
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2007-OA3, Class 2A, 2.895% (12 Month US Treasury Average + 0.750%),
2/25/2047 (a)	19,270,848	18,313,781
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series
2007-OA3, Class 5A, 2.285% (11th District Cost of Funds Index + 1.250%),
4/25/2047 (a)	5,207,938	4,888,254
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%,
7/25/2037	2,999,660	2,807,178
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%,
7/25/2037	3,290,619	3,079,466
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1,
4.858%, 8/25/2036 (j)	339,321	343,949
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1,
4.721%, 9/25/2036 (j)	683,204	689,244
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2,
4.823%, 9/25/2036 (j)	335,507	334,923
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3,
4.550%, 10/25/2036 (j)	1,172,816	1,184,741
Wells Fargo Mortgage Backed Securities Trust, Series 2007-15, Class A1,
6.000%, 11/25/2037	1,310,681	1,333,488
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO,
0.000%, 1/25/2038 (d)	48,153	39,924
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A4,
3.000%, 7/25/2049 (b)(j)	6,325,159	6,453,649
Wells Fargo Mortgage Loan Trust, Series 2010-RR2, Class 1A4, 3.924%,
9/27/2035 (b)(j)	6,528,342	5,985,315

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost – $5,424,358,399)		5,443,446,495
Residential Mortgage-Backed Securities – U.S. Government Agency –
0.08%
Federal National Mortgage Association, Series 2013-24, Class LC, 1.500%,
3/25/2028	5,241,876	5,234,364
Finance of America Structured Securities Trust, Series 2018-HB1, Class A,
3.375%, 9/25/2028 (b)(j)	737,306	740,635

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S.
GOVERNMENT AGENCY
(Cost – $5,862,273)		5,974,999
Whole Loans – 2.50%
Agency High Balance Residential Mortgages,
4.500% to 5.500% , 5/24/2048 to 12/1/2048 (e)	36,720,403	37,669,710
Agency High Balance Residential Mortgages,
4.875% to 5.375%, 9/15/2036 to 12/10/2037 (e)	3,816,830	3,785,966

PPMF Transitional Bridge Loans, 8.500% to 11.000%, 4/1/2020 to 8/1/2021 (e)	13,669,083	13,669,083
Residential Second Lien Mortgages, 4.789% to 11.549%, 9/1/2023 to
2/1/2050 (e)	123,044,723	127,702,977
Savannah Grand, 6.940%, 2/6/2022	4,600,000	4,583,314
Valley Oaks Nursing Home Commercial Loans, 7.500%, 8/6/2021	6,500,000	6,482,752

TOTAL WHOLE LOANS
(Cost – $193,209,724)		193,893,802

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

	Shares	Value

Short-Term Investments – 2.57%
Fidelity Institutional Money Market Government Portfolio, Institutional
Class, 1.450% (r)(s)	199,277,368	$199,277,368

TOTAL SHORT-TERM INVESTMENTS
(Cost – $199,277,368)		199,277,368
TOTAL INVESTMENTS – 103.76%
(Cost – $8,032,545,172)		8,057,891,348

Liabilities in Excess of Other Assets – (3.76%)		(292,064,370)
NET ASSETS – 100.00%		$7,765,826,978
LIBOR London Inter-Bank Offered Rate
SOFR Secured Overnight Financing Rate

(a)Variable or Floating Rate Security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2020.

(b)Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At January 31, 2020, the value of these securities amounted to $3,421,033,532 or 44.05% of net assets.

(c)Security issued on a when-issued basis. On October 31, 2019, the total value of investments purchased on a when- issued basis was $86,814,832 or 1.12% of net assets.

(d)Principal Only Security.

(e)Illiquid security. At January 31, 2020, the value of these securities amounted to $530,661,976 or 6.83% of net assets.

(f)See Note 5 to the Financial Statements.

(g)Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2020.

(h)Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. At January 31, 2020, the value of securities pledged amounted to $43,823,962 or 0.56% of net assets.

(i)All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2020, the value of securities pledged amounted to $214,978,060.

(j)Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2020.

(k)All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2020, the value of securities pledged amounted to $622,175,568.

(l)Interest Only Security.

(m)As of January 31, 2020, the Fund has fair valued these securities. The value of these securities amounted to $2,025,000 or 0.03% of net assets. Value determined using significant unobservable inputs.

(n)Non-income producing security. Item identified as in default as to the payment of interest.

(o)Auction Rate Security. Rate disclosed is the rate in effect as of January 31, 2020.

(p)Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2020.

(q)Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(r)Rate disclosed is the seven-day yield as of January 31, 2020.

(s)$8,683,181 of this security has been pledged as collateral in connection with open futures contracts.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2020

Consolidated Schedule of Open Futures Contracts

					Value &
					Unrealized
		Expiration	Number of		Appreciation
Short Futures Contracts		Month	Contracts	Notional Value	(Depreciation)
4 Year ERIS Aged Standard Swap Future		June 2022	(412)	$(41,147,717)	$(1,747,951)
5 Year ERIS Aged Standard Swap Future		June 2023	(898)	(91,211,297)	(5,269,105)
10 Year ERIS Aged Standard Swap Future	December 2024		(338)	(39,181,061)	(2,830,006)
10 Year ERIS Aged Standard Swap Future		March 2027	(3)	(305,819)	(26,349)

Total					$(9,873,411)
Consolidated Schedule of Open Reverse Repurchase Agreements
	Interest	Trade	Maturity	Net Closing
Counterparty	Rate	Date	Date	Amount	Face Value

Bank of America Merrill Lynch	3.680%	1/6/2020	2/6/2020	$ 3,934,428	$3,922,000
RBC Capital Markets, LLC	2.758%	1/3/2020	2/4/2020	50,122,595	50,000,000
					$53,922,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments

January 31, 2020

	Principal
	Amount	Value
Collateralized Debt Obligations – 7.54%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C,
7.000%, 7/30/2026 (a)(b)	$3,725,000	$3,784,447
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (a)(b)(c)
(d)	6,666,000	6,632,670
Financial Institution Note Securitization Ltd., Series 2019-1A, Class A,
3.900%, 7/17/2034 (a)(c)	4,000,000	4,000,000
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1,
3.194% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(e)	1,717,579	1,682,369
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B,
5.874% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(e)	1,000,000	973,750
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1,
3.659% (3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(e)	1,932,051	1,919,976
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2,
4.349% (3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(e)	2,000,000	1,982,500
TOTAL COLLATERALIZED DEBT OBLIGATIONS
(Cost – $20,982,454)		20,975,712

Common Stocks – 2.33%	Shares
Financial – 2.33%
AmeriServ Financial, Inc.	90,000	369,000
Arrow Financial Corp.	10,700	375,142
Atlantic Capital Bancshares, Inc. (f)	14,800	279,276
Central Valley Community Bancorp	10,700	201,053
Chemung Financial Corp.	5,400	214,218
Codorus Valley Bancorp, Inc.	22,516	490,849
Community Financial Corp.	13,300	452,200
Community West Bancshares	38,200	420,200
Eagle Bancorp Montana, Inc.	21,631	454,684
ESSA Bancorp, Inc.	15,300	259,335
Financial Institutions, Inc.	11,828	364,421
First Bank	25,548	273,363
First United Corp.	15,500	370,605
German American Bancorp, Inc.	11,600	396,604
Greene County Bancorp, Inc.	14,200	414,498
Hingham Institution for Savings	1,800	376,902
Pathfinder Bancorp, Inc.	21,000	290,850
Sandy Spring Bancorp, Inc.	8,230	286,404
Summit Financial Group, Inc.	7,500	184,125
TOTAL COMMON STOCKS
(Cost – $6,373,188)		6,473,729
Corporate Obligations – 81.17%	Principal
	Amount
Financial – 80.20%
Allegiance Bancshares, Inc., 4.700% (3 Month LIBOR USD + 3.130%), 10/1/2029 (e)	$1,000,000	1,026,562
Allegiance Bank, 5.250% (3 Month LIBOR USD + 3.030%), 12/15/2027 (a)(e)	1,000,000	1,028,179
Ameris Bancorp, 4.250% (SOFR + 2.940%), 12/15/2029 (e)	3,500,000	3,571,505
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (e)	2,960,000	3,065,619
Arbor Realty Trust, Inc. 5.625%, 5/1/2023	3,000,000	3,096,304
Arbor Realty Trust, Inc. 5.750%, 4/1/2024 (a)	2,000,000	2,090,668

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Atlantic Capital Bancshares, Inc., 6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)
(e)	$2,605,000	$2,635,935
B. Riley Financial, Inc., 6.750%, 5/31/2024	63,000	1,595,160
B. Riley Financial, Inc., 6.500%, 9/30/2026	40,000	1,010,000
Banc of California, Inc., 5.250%, 4/15/2025	2,000,000	2,074,383
BancorpSouth Bank, 4.125% (3 Month LIBOR USD + 2.470%), 11/20/2029 (e)	4,000,000	4,145,038
Bar Harbor Bankshares, 4.625% (SOFR + 3.270%), 12/1/2029 (a)(e)	3,000,000	3,041,256
Beal Trust I, 5.396% (6 Month LIBOR USD + 3.625%), 7/30/2037 (d)(e)	2,000	2,000,000
Business Development Corp. of America, 4.750%, 12/30/2022 (a)	2,000,000	2,013,576
Business Development Corp. of America, 4.850%, 12/15/2024 (a)	2,000,000	2,038,978
Cadence BanCorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (e)	2,500,000	2,581,044
Clear Blue Financial Holdings LLC, 7.000%, 4/15/2025 (a)	4,000,000	4,138,253
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (e)	1,950,000	2,012,829
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (e)	2,600,000	2,616,735
Cowen, Inc., 7.250%, 5/6/2024 (a)	3,000,000	3,149,597
Customers Bancorp, Inc., 4.500%, 9/25/2024	1,000,000	1,026,596
Dime Community Bancshares, Inc., 4.500% (3 Month LIBOR USD + 2.660%),
6/15/2027 (e)	650,000	655,416
Enstar Group Ltd., 4.950%, 6/1/2029	3,000,000	3,354,631
FedNat Holding Co., 7.500%, 3/15/2029 (a)	3,000,000	3,226,042
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (e)	2,000,000	2,088,032
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(e)	3,000,000	3,099,089
Fidus Investment Corp., 5.375%, 11/1/2024	80,000	2,053,600
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (e)	2,000,000	2,099,417
FineMark Holdings, Inc., 5.875% (3 Month LIBOR USD + 2.970%), 6/30/2028 (e)	2,000,000	2,073,748
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (e)	2,500,000	2,706,782
First Business Financial Services, Inc.,
5.500% (3 Month LIBOR USD + 4.070%), 8/15/2029 (a)(e)	4,000,000	4,110,017
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(e)	4,500,000	4,594,697
First Paragould Bankshares, Inc., 5.250% (3 Month LIBOR USD + 3.095%), 12/15/2027 (a)
(e)	2,250,000	2,305,242
FNB Corp., 4.950% (3 Month LIBOR USD + 2.400%), 2/14/2029 (e)	2,375,000	2,470,640
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (e)	2,000,000	2,057,972
German American Bancorp, Inc., 4.500% (3 Month LIBOR USD + 2.680%), 6/30/2029 (e)	2,250,000	2,312,108
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.315%), 3/30/2027 (e)	3,500,000	3,609,239
Heritage Commerce Corp., 5.250% (3 Month LIBOR USD + 3.365%), 6/1/2027 (e)	3,000,000	3,071,526
Hildene Collateral Management Co. LLC, 5.500%, 12/28/2042 (a)	1,756,211	1,864,884
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.575%), 4/15/2027 (e)	2,600,000	2,697,864
Independent Bank Corp., 4.750% (3 Month LIBOR USD + 2.190%), 3/15/2029 (a)(e)	1,500,000	1,566,497
Independent Bank Group, Inc., 5.000% (3 Month LIBOR USD + 2.830%), 12/31/2027 (e)	1,750,000	1,804,981
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (e)	2,500,000	2,579,087
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(e)	1,000,000	1,034,513
JPMorgan Chase & Co., 2.409% (3 Month LIBOR USD + 0.500%), 2/1/2027 (e)	3,400,000	3,249,839
Kingstone Cos, Inc., 5.500%, 12/30/2022	4,350,000	4,444,290
Lakeland Bancorp, Inc., 5.125% (3 Month LIBOR USD + 3.970%), 9/30/2026 (e)	2,145,000	2,187,267
Level One Bancorp, Inc., 4.750% (SOFR + 3.110%), 12/18/2029 (a)(e)	3,000,000	3,055,436
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a)(e)	1,000,000	1,024,156
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	1,000,000	1,065,326
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (e)	500,000	515,533
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (a)	3,500,000	3,581,182
Meridian Corp., 5.375% (SOFR + 3.950%), 12/30/2029 (a)(e)	2,000,000	2,116,685
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.545%), 7/1/2026 (a)(e)	1,000,000	1,027,906

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Metropolitan Bank Holding Corp.,
6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(e)	$1,200,000	$1,244,499
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,045,418
National Bank of Indianapolis Corp.,
5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a)(e)	2,000,000	2,047,516
New York Community Bancorp, Inc.,
5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (e)	1,500,000	1,595,571
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(e)	4,500,000	4,571,639
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (e)	200,000	203,184
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (a)(e)	2,500,000	2,559,380
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(e)	4,000,000	4,060,000
Northpointe Bancshares, Inc., 6.000% (SOFR + 4.905%), 9/30/2029 (a)(e)	1,000,000	1,034,582
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (a)	4,000,000	4,350,678
Origin Bank, 4.250% (3 Month LIBOR USD + 2.820%), 2/15/2030 (e)(g)	3,500,000	3,500,000
Orrstown Financial Services, Inc.,
6.000% (3 Month LIBOR USD + 3.160%), 12/30/2028 (e)	2,000,000	2,086,529
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (e)	1,500,000	1,531,197
Pacific Premier Bancorp, Inc., 4.875% (3 Month LIBOR USD + 2.500%), 5/15/2029 (e)	3,000,000	3,094,938
Peapack Gladstone Financial Corp.,
4.750% (3 Month LIBOR USD + 2.540%), 12/15/2027 (e)	2,250,000	2,299,567
Pinnacle Financial Partners, Inc., 4.125% (3 Month LIBOR USD + 2.775%), 9/15/2029 (e)	2,000,000	2,067,203
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.673%), 6/15/2026 (e)	1,301,000	1,332,742
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(e)	2,800,000	2,855,347
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (a)	1,000,000	1,061,753
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (a)(e)	2,500,000	2,545,886
Revere Bank, 5.625% (3 Month LIBOR USD + 4.409%), 9/30/2026 (e)	1,000,000	1,028,453
Sandy Spring Bancorp, Inc., 4.250% (3 Month LIBOR USD + 2.620%), 11/15/2029 (e)	1,250,000	1,267,647
Signature Bank, 4.125% (3 Month LIBOR USD + 2.559%), 11/1/2029 (e)	1,000,000	1,022,027
Silver Queen Financial Services, Inc.,
5.500% (3 Month LIBOR USD + 3.338%), 12/1/2027 (a)(e)	3,800,000	3,913,815
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(e)	1,250,000	1,296,799
Southern National Bancorp of Virginia, Inc.,
5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(e)	1,000,000	1,032,807
Southside Bancshares, Inc., 5.500% (3 Month LIBOR USD + 4.297%), 9/30/2026 (e)	1,000,000	1,039,033
Sterling Bancorp, 4.000% (SOFR + 2.530%), 12/30/2029 (e)	2,300,000	2,348,406
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(e)	2,000,000	2,050,176
SunTrust Capital I, 2.580% (3 Month LIBOR USD + 0.670%), 5/15/2027 (e)	925,000	881,835
SunTrust Capital III, 2.544% (3 Month LIBOR USD + 0.650%), 3/15/2028 (e)	1,500,000	1,428,473
TCF National Bank, 4.125% (3 Month LIBOR USD + 2.375%), 7/2/2029 (e)	2,000,000	2,047,259
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(e)	2,000,000	2,072,628
TIAA FSB Holdings, Inc., 5.750%, 7/2/2025	1,000,000	1,105,218
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (e)	2,500,000	2,555,519
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)	3,000,000	3,111,607
Triumph Bancorp, Inc., 4.875% (3 Month LIBOR USD + 3.330%), 11/27/2029 (e)	4,000,000	4,137,927
United Insurance Holdings Corp., 6.250%, 12/15/2027	3,000,000	3,141,901
USAmeriBancorp, Inc., 6.250% (3 Month LIBOR USD + 4.945%), 4/1/2026 (a)(e)	2,000,000	2,053,291
Wachovia Capital Trust II, 2.331% (3 Month LIBOR USD + 0.500%), 1/15/2027 (e)	3,500,000	3,319,173
Wintrust Financial Corp., 4.850%, 6/6/2029	2,500,000	2,753,847
WT Holdings, Inc., 7.000%, 4/30/2023 (a)	3,000,000	3,046,470

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
ZAIS Group LLC, 7.000%, 11/15/2023 (a)	$1,700,000	$1,772,336
		223,176,137

Real Estate Investment Trust – 0.97%
Ready Capital Corp., 6.200%, 7/30/2026	100,000	2,690,000

TOTAL CORPORATE OBLIGATIONS
(Cost – $220,651,598)		225,866,137
Preferred Stocks – 1.84%	Shares
Financial – 0.76%
TriState Capital Holdings, Inc.	80,000	2,128,000
Real Estate Investment Trust – 1.08%
ARMOUR Residential, Inc.	120,000	3,012,000

TOTAL PREFERRED STOCKS
(Cost – $5,062,000)		5,140,000
Short-Term Investments – 7.33%
Money Market Funds – 7.33%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.450% (h)	20,404,700	20,404,700

TOTAL SHORT-TERM INVESTMENTS
(Cost – $20,404,700)		20,404,700
TOTAL INVESTMENTS – 100.21%
(Cost – $273,473,940)		278,860,278

Liabilities in Excess of Other Assets – (0.21%)		(586,021)
NET ASSETS – 100.00%		$278,274,257
LIBOR London Inter-Bank Offered Rate
SOFR Secured Overnight Financing Rate

(a)Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At January 31, 2020, the value of these securities amounted to $122,510,453 or 44.03% of net assets.

(b)See Note 5 to the Financial Statements.

(c)Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2020.

(d)Illiquid security. At January 31, 2020, the value of these securities amounted to $8,632,670 or 3.10% of net assets.

(e)Variable or Floating Rate Security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2020.

(f)Non-income producing security.

(g)Security issued on a when-issued basis. On January 31, 2020, the total value of investments purchased on a when- issued basis was $3,500,000 or 1.26% of net assets.

(h)Rate disclosed is the seven-day yield as of January 31, 2020.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2020

	Principal
	Amount	Value
Collateralized Loan Obligations – 6.14%
AMMC CLO Ltd., Series 2016-19A, Class E,
8.831% (3 Month LIBOR USD + 7.000%), 10/16/2028 (a)(b)	$500,000	$499,958
JFIN CLO Ltd., Series 2013-1A, Class DR,
9.189% (3 Month LIBOR USD + 7.370%), 1/22/2030 (a)(b)	500,000	476,638
Madison Park Funding XII Ltd., Series 2014-12A, Class E,
6.919% (3 Month LIBOR USD + 5.100%), 7/20/2026 (a)(b)	500,000	499,981
MMCF CLO LLC, Series 2017-1A, Class D,
8.211% (3 Month LIBOR USD + 6.380%), 1/15/2028 (a)(b)(c)	500,000	488,023
OCP CLO Ltd., Series 2015-8A, Class D,
7.336% (3 Month LIBOR USD + 5.500%), 4/19/2027 (a)(b)	500,000	500,914
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class E,
10.331% (3 Month LIBOR USD + 8.500%), 4/15/2030 (a)(b)(c)	500,000	500,166
Venture XXIII Ltd., Series 2016-23A, Class ER,
7.769% (3 Month LIBOR USD + 5.950%), 7/19/2028 (a)(b)	1,000,000	988,090
West CLO Ltd., Series 2014-1A, Class D,
6.719% (3 Month LIBOR USD + 4.900%), 7/18/2026 (a)(b)	500,000	501,237
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost – $4,436,688)		4,455,007

Common Stocks – 0.09%	Shares
Consumer, Non-cyclical – 0.09%
Cenveo Corp. (b)(c)(d)	4,630	67,135
TOTAL COMMON STOCKS
(Cost – $490,470)		67,135
Corporate Obligations – 90.62%	Principal
	Amount
Basic Materials – 11.94%
Alcoa Nederland Holding BV, 7.000%, 9/30/2026 (b)	$500,000	542,825
Allegheny Technologies, Inc., 5.875%, 12/1/2027	100,000	102,035
Big River Steel LLC / BRS Finance Corp., 7.250%, 9/1/2025 (b)	350,000	368,445
Blue Cube Spinco LLC, 9.750%, 10/15/2023	250,000	267,190
Cascades, Inc., 5.750%, 7/15/2023 (b)	128,000	131,534
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027 (b)	400,000	369,740
Coeur Mining, Inc., 5.875%, 6/1/2024	750,000	750,094
Compass Minerals International, Inc., 6.750%, 12/1/2027 (b)	500,000	536,440
Consolidated Energy Finance SA, 6.875%, 6/15/2025 (b)	240,000	238,497
Consolidated Energy Finance SA, 6.500%, 5/15/2026 (b)	1,250,000	1,237,934
Cornerstone Chemical Co., 6.750%, 8/15/2024 (b)	175,000	168,897
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, 6/15/2023 (b)	1,000,000	1,043,335
FMG Resources Ltd., 5.125%, 5/15/2024 (b)	250,000	265,209
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA,
8.375%, 12/1/2022 (b)	1,000,000	1,045,000
Mercer International, Inc., 7.375%, 1/15/2025	1,000,000	1,060,835
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (b)	500,000	538,924

		8,666,934

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Communications – 11.75%
AMC Networks, Inc., 4.750%, 8/1/2025	$ 500,000	$ 505,832
Cincinnati Bell, Inc., 7.000%, 7/15/2024 (b)	250,000	262,185
Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/2024 (b)	426,000	464,696
CommScope Finance LLC, 8.250%, 3/1/2027 (b)	1,000,000	1,029,350
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (b)	500,000	480,000
CSC Holdings LLC, 5.500%, 4/15/2027 (b)	500,000	531,550
Cumulus Media New Holdings, Inc., 6.750%, 7/1/2026 (b)	600,000	631,874
Entercom Media Corp., 6.500%, 5/1/2027 (b)	100,000	107,325
Gray Television, Inc., 7.000%, 5/15/2027 (b)	1,000,000	1,090,650
iHeartCommunications, Inc., 5.250%, 8/15/2027 (b)	100,000	104,435
Lamar Media Corp., 5.750%, 2/1/2026	250,000	264,212
Lamar Media Corp., 4.000%, 2/15/2030 (b)(e)	100,000	101,000
National CineMedia LLC, 5.875%, 4/15/2028 (b)	250,000	261,788
Nexstar Broadcasting, Inc., 5.625%, 7/15/2027 (b)	250,000	263,405
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.000%, 8/15/2027 (b)	250,000	262,313
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/2030 (b)	100,000	103,185
Radiate Holdco LLC / Radiate Finance, Inc., 6.875%, 2/15/2023 (b)	500,000	514,583
Sinclair Television Group, Inc., 5.500%, 3/1/2030 (b)	1,000,000	1,024,350
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (b)	250,000	258,125
T-Mobile USA, Inc., 4.750%, 2/1/2028	250,000	266,400
		8,527,258
Consumer, Cyclical – 15.43%
American Axle & Manufacturing, Inc., 6.500%, 4/1/2027	750,000	768,769
Arrow Bidco LLC, 9.500%, 3/15/2024 (b)	500,000	498,957
BCD Acquisition, Inc., 9.625%, 9/15/2023 (b)	1,000,000	1,041,240
Beacon Roofing Supply, Inc., 4.500%, 11/15/2026 (b)	250,000	257,187
Boyd Gaming Corp., 6.000%, 8/15/2026	500,000	532,674
Boyd Gaming Corp., 4.750%, 12/1/2027 (b)	100,000	102,435
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.,
6.250%, 9/15/2027 (b)	250,000	267,962
Century Communities, Inc., 5.875%, 7/15/2025	500,000	526,457
Century Communities, Inc., 6.750%, 6/1/2027 (b)	1,000,000	1,087,322
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/2024 (b)	250,000	261,146
IAA, Inc., 5.500%, 6/15/2027 (b)	100,000	106,300
Installed Building Products, Inc., 5.750%, 2/1/2028 (b)	100,000	106,535
KB Home, 6.875%, 6/15/2027	1,000,000	1,179,097
Lions Gate Capital Holdings LLC, 5.875%, 11/1/2024 (b)	300,000	294,124
Lithia Motors, Inc., 5.250%, 8/1/2025 (b)	250,000	258,854
Lithia Motors, Inc., 4.625%, 12/15/2027 (b)	250,000	256,250
Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028 (b)	500,000	512,674
New Red Finance, Inc., 4.375%, 1/15/2028 (b)	250,000	251,063
Resideo Funding, Inc., 6.125%, 11/1/2026 (b)	438,000	431,419
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/2025	500,000	518,543
Scotts Miracle-Gro Co., 4.500%, 10/15/2029 (b)	250,000	259,069
TRI Pointe Group, Inc., / TRI Pointe Homes, Inc. 5.875%, 6/15/2024	850,000	924,728
Univar Solutions USA, Inc., / Washington 5.125%, 12/1/2027 (b)	250,000	259,838
Wabash National Corp., 5.500%, 10/1/2025 (b)	500,000	496,458
		11,199,101

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Consumer, Non-cyclical – 10.51%
Albertsons Cos, Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC,
4.625%, 1/15/2027 (b)	$ 100,000	$ 101,573
Bausch Health Cos, Inc., 5.000%, 1/30/2028 (b)	100,000	101,500
Catalent Pharma Solutions, Inc., 5.000%, 7/15/2027 (b)	250,000	263,625
Darling Ingredients, Inc., 5.250%, 4/15/2027 (b)	100,000	105,732
Encompass Health Corp., 5.750%, 9/15/2025	750,000	782,186
Encompass Health Corp., 4.500%, 2/1/2028	250,000	257,972
Herc Holdings, Inc., 5.500%, 7/15/2027 (b)	500,000	523,612
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (b)	250,000	256,337
Hologic, Inc., 4.375%, 10/15/2025 (b)	100,000	102,041
JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 6/15/2025 (b)	250,000	259,604
JBS USA LUX SA / JBS USA Finance, Inc., 6.500%, 4/15/2029 (b)	750,000	841,388
Korn Ferry, 4.625%, 12/15/2027 (b)	250,000	251,588
Minerva Luxembourg SA, 6.500%, 9/20/2026 (b)	500,000	531,701
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.750%, 4/15/2026 (b)	750,000	792,656
Select Medical Corp., 6.250%, 8/15/2026 (b)	1,000,000	1,080,665
ServiceMaster Co. LLC, 7.450%, 8/15/2027	500,000	575,174
Sotheby's, 7.375%, 10/15/2027 (b)	250,000	255,125
United Rentals North America, Inc., 6.500%, 12/15/2026	500,000	544,050

		7,626,529

Energy – 13.22%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 3/1/2027 (b)	250,000	195,556
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 1/15/2028 (b)	2,000,000	1,560,450
Antero Resources Corp., 5.625%, 6/1/2023	400,000	289,000
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/2027 (b)	730,000	780,390
Cheniere Energy Partners LP, 5.250%, 10/1/2025	1,000,000	1,032,490
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (b)	1,200,000	1,283,124
Hilcorp. Energy I LP / Hilcorp. Finance Co., 5.750%, 10/1/2025 (b)	250,000	226,771
PBF Holding Co. LLC / PBF Finance Corp., 7.000%, 11/15/2023	1,000,000	1,039,015
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	250,000	257,497
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (b)	1,500,000	1,398,735
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.500%,
7/15/2027	100,000	109,250
Transocean, Inc., 8.000%, 2/1/2027 (b)	250,000	233,013
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/2026	250,000	260,469
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/2027	250,000	261,063
Warrior Met Coal, Inc., 8.000%, 11/1/2024 (b)	640,000	664,400

		9,591,223
Financial – 7.79%
Credit Acceptance Corp., 7.375%, 3/15/2023	115,000	117,587
Credit Acceptance Corp., 6.625%, 3/15/2026 (b)	500,000	539,936
Global Aircraft Leasing Co. Ltd., 6.500%, 9/15/2024 (b)	250,000	256,387
goeasy Ltd., 5.375%, 12/1/2024 (b)	250,000	256,459
HAT Holdings I LLC / HAT Holdings II LLC, 5.250%, 7/15/2024 (b)	500,000	526,042
Hunt Cos, Inc., 6.250%, 2/15/2026 (b)	500,000	485,089
iStar, Inc., 4.250%, 8/1/2025	250,000	251,875
LPL Holdings, Inc., 4.625%, 11/15/2027 (b)	500,000	510,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, 10/15/2027	$ 500,000	$ 526,863
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (b)	400,000	423,834
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (b)	1,000,000	1,019,545
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 7/1/2021	332,000	332,789
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/2027 (b)	150,000	155,981
Starwood Property Trust, Inc., 3.625%, 2/1/2021	250,000	251,663

		5,654,050
Industrial – 12.41%
American Woodmark Corp., 4.875%, 3/15/2026 (b)	250,000	257,899
ATS Automation Tooling Systems, Inc., 6.500%, 6/15/2023 (b)	353,000	362,773
BMC East LLC, 5.500%, 10/1/2024 (b)	135,000	139,444
Boise Cascade Co., 5.625%, 9/1/2024 (b)	500,000	520,207
Bombardier, Inc., 7.500%, 12/1/2024 (b)	900,000	876,001
Bombardier, Inc., 7.875%, 4/15/2027 (b)	500,000	474,987
Cargo Aircraft Management, Inc., 4.750%, 2/1/2028 (b)	1,000,000	1,017,540
Cascades, Inc., 5.375%, 1/15/2028 (b)	100,000	103,720
Clean Harbors, Inc., 4.875%, 7/15/2027 (b)	100,000	105,425
Cleaver-Brooks, Inc., 7.875%, 3/1/2023 (b)	100,000	99,708
Cloud Crane LLC, 10.125%, 8/1/2024 (b)	300,000	320,312
Covanta Holding Corp., 5.875%, 7/1/2025	500,000	520,051
Energizer Holdings, Inc., 7.750%, 1/15/2027 (b)	1,000,000	1,104,400
frontdoor, Inc., 6.750%, 8/15/2026 (b)	520,000	569,921
FXI Holdings, Inc., 7.875%, 11/1/2024 (b)	450,000	427,496
Griffon Corp., 5.250%, 3/1/2022	600,000	600,824
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025 (b)	250,000	266,979
Matthews International Corp., 5.250%, 12/1/2025 (b)	250,000	250,729
Moog, Inc., 4.250%, 12/15/2027 (b)	250,000	256,913
Stericycle, Inc., 5.375%, 7/15/2024 (b)	100,000	104,886
US Concrete, Inc., 6.375%, 6/1/2024	600,000	622,251

		9,002,466

Technology – 3.66%
CDK Global, Inc., 5.875%, 6/15/2026	750,000	798,262
CDW LLC / CDW Finance Corp., 5.000%, 9/1/2025	250,000	260,209
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%,
3/1/2025 (b)	250,000	255,242
Dell International LLC / EMC Corp., 7.125%, 6/15/2024 (b)	575,000	605,188
MTS Systems Corp., 5.750%, 8/15/2027 (b)	500,000	526,424
Qorvo, Inc., 5.500%, 7/15/2026	100,000	105,937
Qorvo, Inc., 4.375%, 10/15/2029 (b)	100,000	104,688

		2,655,950
Utilities – 3.91%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	268,122
Calpine Corp., 4.500%, 2/15/2028 (b)	250,000	249,063
Calpine Corp., 5.125%, 3/15/2028 (b)	250,000	248,906
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/2023 (b)	500,000	489,895
Talen Energy Supply LLC, 10.500%, 1/15/2026 (b)	625,000	555,814

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – (continued)
Utilities – (continued)
Talen Energy Supply LLC, 6.625%, 1/15/2028 (b)	$250,000	$250,712
Vistra Operations Co. LLC, 5.625%, 2/15/2027 (b)	500,000	520,925
Vistra Operations Co. LLC, 5.000%, 7/31/2027 (b)	250,000	257,963
		2,841,400

TOTAL CORPORATE OBLIGATIONS
(Cost – $64,287,066)		65,764,911
	Shares
Exchange Traded Funds – 1.39%
iShares iBoxx High Yield Corporate Bond ETF	5,771	505,136
SPDR Bloomberg Barclays High Yield Bond ETF	4,632	505,073
TOTAL EXCHANGE TRADED FUNDS
(Cost – $1,008,388)		1,010,209

Short-Term Investments – 0.80%
Money Market Funds – 0.80%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.450% (f)	577,007	577,007
TOTAL SHORT-TERM INVESTMENTS
(Cost – $577,007)		577,007

TOTAL INVESTMENTS – 99.04%
(Cost – $70,799,619)		71,874,269
Other Assets in Excess of Liabilities – 0.96%		693,961

NET ASSETS — 100.00%		$72,568,230
LIBOR London Inter-Bank Offered Rate

(a)Variable or Floating Rate Security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2020.

(b)Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At January 31, 2020, the value of these securities amounted to $52,555,588 or 72.42% of net assets.

(c)Illiquid security. At January 31, 2020, the value of these securities amounted to $1,055,324 or 1.45% of net assets.

(d)As of January 31, 2020, the Fund has fair valued these securities. The value of these securities amounted to $67,135 or 0.09% of net assets. Value determined using significant unobservable inputs.

(e)Security issued on a when-issued basis. On January 31, 2020, the total value of investments purchased on a when- issued basis was $101,000 or 0.14% of net assets.

(f)Rate disclosed is the seven-day yield as of January 31, 2020.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2020

	Principal
	Amount	Value
Asset-Backed Securities – 42.21%
ACC Trust, Series 2019-1, Class A, 3.750%, 5/20/2022 (a)	$6,150,889	$6,201,000
ACC Trust, Series 2019-2, Class A, 2.820%, 2/20/2023 (a)	1,823,425	1,829,866
American Credit Acceptance Receivables Trust, Series 2018-2, Class C, 3.700%,
7/10/2024 (a)	4,533,000	4,582,405
American Express Credit Account Master Trust, Series 2019-4, Class A,
1.916% (1 Month LIBOR USD + 0.240%), 4/15/2024 (b)	2,500,000	2,506,500
American Express Credit Account Master Trust, Series 2017-5, Class B,
2.256% (1 Month LIBOR USD + 0.580%), 2/18/2025 (b)	3,030,000	3,048,092
Aqua Finance Trust, Series 2019-A, Class A, 3.140%, 7/16/2040 (a)	2,710,155	2,736,387
Avant Loans Funding Trust, Series 2019-B, Class A, 2.720%, 10/15/2026 (a)	1,904,428	1,911,883
CARDS II Trust, Series 2019-1A, Class A,
2.066% (1 Month LIBOR USD + 0.390%), 5/15/2024 (a)(b)	4,500,000	4,519,890
CarMax Auto Owner Trust, Series 2018-3, Class A2B,
1.876% (1 Month LIBOR USD + 0.200%), 10/15/2021 (b)	60,267	60,335
Carnow Auto Receivables Trust, Series 2019-1A, Class A, 2.720%, 11/15/2022 (a)	1,418,416	1,424,528
Chase Issuance Trust, Series 2017-A2, Class A,
2.076% (1 Month LIBOR USD + 0.400%), 3/15/2024 (b)	2,100,000	2,111,571
CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.300%, 8/15/2024 (a)	135,545	136,545
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class A,
2.590%, 12/15/2026 (a)	1,876,985	1,886,107
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2018-NP1, Class C,
4.740%, 5/15/2024 (a)	1,867,772	1,878,405
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class A,
2.470%, 10/15/2026 (a)	1,594,902	1,601,632
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C,
4.410%, 10/15/2026 (a)	200,000	201,029
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class C, 4.870%,
1/16/2024 (a)	678,689	682,452
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (a)	500,000	514,150
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (a)	500,000	519,249
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.300%, 7/15/2025 (a)	500,000	509,680
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (a)	850,000	872,867
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028 (a)	1,995,000	2,016,464
Discover Card Execution Note Trust, Series 2019-A2, Class A,
1.946% (1 Month LIBOR USD + 0.270%), 12/15/2023 (b)	4,000,000	4,015,584
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.750%, 9/15/2023	48,787	48,910
DT Auto Owner Trust, Series 2017-2A, Class D, 3.890%, 1/17/2023 (a)	1,703,022	1,722,333
DT Auto Owner Trust, Series 2017-1A, Class E, 5.790%, 2/15/2024 (a)	2,700,000	2,812,180
DT Auto Owner Trust, Series 2020-1A, Class B, 0.000%, 5/15/2024 (a)(c)	2,750,000	2,761,330
DT Auto Owner Trust, Series 2019-1A, Class E, 4.940%, 2/17/2026 (a)	800,000	836,409
DT Auto Owner Trust, Series 2019-4A, Class E, 3.930%, 10/15/2026 (a)	1,000,000	1,011,259
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.620%, 9/16/2024 (a)	1,900,000	1,905,309
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024 (a)	2,500,000	2,519,025
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.000%, 8/17/2026 (a)	265,000	269,277
First Investors Auto Owner Trust, Series 2017-2A, Class C, 3.000%, 8/15/2023 (a)	1,150,000	1,159,021
First Investors Auto Owner Trust, Series 2016-2A, Class E, 5.750%, 9/15/2023 (a)	1,000,000	1,038,339
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (a)	500,000	514,068
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	200,000	204,162
Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022 (a)	300,000	303,147
Flagship Credit Auto Trust, Series 2016-2, Class D, 8.560%, 11/15/2023 (a)	500,000	532,090
Flagship Credit Auto Trust, Series 2017-1, Class E, 6.460%, 12/15/2023 (a)	1,500,000	1,590,568

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Asset-Backed Securities – (continued)
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class E,
5.560%, 1/16/2024 (a)	$ 400,000	$ 420,259
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class E,
5.500%, 10/15/2024 (a)	250,000	262,137
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class C,
2.410%, 8/15/2025 (a)(c)	1,750,000	1,751,153
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class E, 4.300%,
9/15/2025 (a)	500,000	510,747
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E,
3.490%, 4/15/2026 (a)(c)	150,000	150,690
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F,
5.570%, 11/16/2026 (a)	1,000,000	1,022,759
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F,
4.620%, 6/15/2027 (a)(c)	150,000	151,673
FREED ABS Trust, Series 2019-2, Class A, 2.620%, 11/18/2026 (a)	3,050,718	3,068,729
FREED ABS Trust, Series 2018-1, Class A, 3.610%, 7/18/2024 (a)	902,898	908,565
FREED ABS Trust, Series 2020-FP1, Class A, 2.520%, 3/18/2027 (a)	3,000,000	3,010,815
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (a)	100,000	102,059
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class A, 2.470%, 11/15/2023 (a)	2,772,838	2,789,631
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class A, 2.170%, 2/15/2024 (a)(c)	5,000,000	5,006,495
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)(c)	250,000	250,862
GLS Auto Receivables Trust, Series 2018-2A, Class C, 4.170%, 4/15/2024 (a)	2,370,000	2,443,378
GLS Auto Receivables Trust, Series 2018-3A, Class C, 4.180%, 7/15/2024 (a)	1,500,000	1,557,305
Golden Credit Card Trust, Series 2017-4, Class A,
2.196% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	4,900,000	4,930,434
GTE Auto Receivables Trust, Series 2019-1, Class A2, 2.170%, 12/15/2022 (a)	3,500,000	3,516,800
Hertz Vehicle Financing II LP, Series 2017-2A, Class B, 4.200%, 10/25/2023 (a)	2,500,000	2,620,178
Hertz Vehicle Financing II LP, Series 2018-1A, Class B, 3.600%, 2/25/2024 (a)	1,683,000	1,744,113
Lendingpoint Asset Securitization Trust, Series 2019-1, Class A, 3.154%, 8/15/2025 (a)	3,269,809	3,286,325
LL ABS Trust, Series 2019-1A, Class A, 2.870%, 3/15/2027 (a)	1,698,110	1,703,065
Marlette Funding Trust, Series 2017-3A, Class C, 4.010%, 12/16/2024 (a)	3,348,000	3,375,966
Marlette Funding Trust, Series 2017-3A, Class D, 5.030%, 12/16/2024 (a)	1,500,000	1,523,690
Marlette Funding Trust, Series 2018-3A, Class B, 3.860%, 9/15/2028 (a)	3,805,000	3,853,133
Marlette Funding Trust, Series 2018-3A, Class C, 4.630%, 9/15/2028 (a)	1,000,000	1,027,503
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (a)(d)	331,168	314,591
OnDeck Asset Securitization Trust LLC, Series 2018-1A, Class B, 4.020%, 4/18/2022 (a)	2,000,000	2,006,086
OnDeck Asset Securitization Trust LLC, Series 2018-1A, Class C, 4.520%, 4/18/2022 (a)	1,500,000	1,508,724
Oportun Funding VII LLC, Series 2017-B, Class B, 4.260%, 10/10/2023 (a)	1,000,000	1,008,526
PMIT, Series 2019-4A, Class A, 2.480%, 2/16/2026 (a)	4,296,942	4,310,920
Skopos Auto Receivables Trust, Series 2019-1A, Class A, 2.900%, 12/15/2022 (a)	1,518,875	1,526,638
Skopos Auto Receivables Trust, Series 2018-1A, Class C, 4.770%, 4/17/2023 (a)	5,000,000	5,088,825
Skopos Auto Receivables Trust, Series 2019-1A, Class C, 3.630%, 9/16/2024 (a)	1,750,000	1,764,971
Sofi Consumer Loan Program Trust, Series 2018-1, Class A2, 3.140%, 2/25/2027 (a)	2,218,577	2,236,787
Sofi Consumer Loan Program Trust, Series 2018-3, Class A2, 3.670%, 8/25/2027 (a)	1,845,000	1,870,066
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%,
5/27/2036 (a)	4,131,466	4,181,594
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A2, 2.470%, 12/15/2020 (a)	1,500,000	1,504,407
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A1,
2.526% (1 Month LIBOR USD + 0.850%), 12/15/2020 (a)(b)	1,425,000	1,429,828
United Auto Credit Securitization Trust, Series 2018-2, Class C, 3.780%, 5/10/2023 (a)	1,325,000	1,332,921
Upgrade Master Pass-Thru Trust Series, Series 2019-ST5, Class A, 3.750%,
1/15/2026 (a)	481,161	483,385

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Asset-Backed Securities – (continued)
Upstart Securitization Trust, Series 2018-2, Class B, 4.445%, 12/22/2025 (a)		$1,741,463	$ 1,753,026
Upstart Securitization Trust, Series 2019-1, Class A, 3.450%, 4/20/2026 (a)		566,868	569,305
Upstart Securitization Trust, Series 2019-2, Class A, 2.897%, 9/20/2029 (a)		3,967,641	3,993,323
Upstart Securitization Trust, Series 2019-3, Class A, 2.684%, 1/20/2030 (a)		4,719,383	4,737,123
US Auto Funding LLC, Series 2019-1A, Class A, 3.610%, 4/15/2022 (a)		343,918	345,966
Verizon Owner Trust, Series 2019-C, Class A1B,
2.074%	(1 Month LIBOR USD + 0.420%), 4/22/2024 (b)	2,000,000	2,014,272
Veros Automobile Receivables Trust, Series 2018-1, Class A, 3.630%, 5/15/2023 (a)		745,598	748,952
Veros Automobile Receivables Trust, Series 2018-1, Class B, 4.050%, 2/15/2024 (a)		250,000	252,551
Veros Automobile Receivables Trust, Series 2018-1, Class C, 4.650%, 2/15/2024 (a)		2,500,000	2,559,610
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (a)		500,000	508,962
Westlake Automobile Receivables Trust, Series 2018-1A, Class E, 4.530%,
5/15/2023 (a)		500,000	514,806
Westlake Automobile Receivables Trust, Series 2018-2A, Class E, 4.860%,
1/16/2024 (a)		2,000,000	2,093,344
Westlake Automobile Receivables Trust, Series 2018-1A, Class F, 5.600%,
7/15/2024 (a)		500,000	514,678
World Financial Network Credit Card Master Trust, Series 2019-B, Class M,
3.040%, 4/15/2026		3,365,000	3,407,985
World Omni Select Auto Trust, Series 2019-A, Class A2B,
2.016%	(1 Month LIBOR USD + 0.340%), 8/15/2023 (b)	2,000,000	2,003,404
TOTAL ASSET-BACKED SECURITIES
(Cost – $171,531,930)			172,568,088
Collateralized Loan Obligations – 8.97%
ACIS CLO Ltd., Series 2014-4A, Class A,
3.329%	(3 Month LIBOR USD + 1.420%), 5/1/2026 (a)(b)	3,375,034	3,382,388
ACIS CLO Ltd., Series 2014-5A, Class A1,
3.419%	(3 Month LIBOR USD + 1.510%), 11/2/2026 (a)(b)	1,998,735	2,002,980
Apex Credit CLO Ltd., Series 2016-1A, Class AS1R,
3.094%	(3 Month LIBOR USD + 1.300%), 10/27/2028 (a)(b)	2,000,000	2,001,596
Apex Credit CLO Ltd., Series 2017-1A, Class A1,
3.271%	(3 Month LIBOR USD + 1.470%), 4/24/2029 (a)(b)	2,500,000	2,499,982
Dorchester Park CLO DAC, Series 2015-1A, Class AR,
2.719%	(3 Month LIBOR USD + 0.900%), 4/20/2028 (a)(b)	1,300,000	1,301,252
Elevation CLO Ltd., Series 2016-5A, Class X,
2.594%	(3 Month LIBOR USD + 0.800%), 10/15/2031 (a)(b)	583,333	583,333
Garrison MML CLO LP, Series 2019-1A, Class X,
2.819%	(3 Month LIBOR USD + 1.000%), 7/21/2031 (a)(b)	2,625,000	2,625,000
Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class AR,
2.902%	(3 Month LIBOR USD + 1.100%), 10/22/2025 (a)(b)	450,645	450,915
Hull Street CLO Ltd., Series 2014-1A, Class AR,
3.047%	(3 Month LIBOR USD + 1.220%), 10/18/2026 (a)(b)	611,733	612,716
MidOcean Credit CLO I, Series 2012-1A, Class A1RR,
2.651%	(3 Month LIBOR USD + 0.820%), 1/16/2024 (a)(b)	958,532	958,072
Monroe Capital CLO Ltd., Series 2014-1A, Class BR,
3.653%	(3 Month LIBOR USD + 1.700%), 10/22/2026 (a)(b)	2,000,000	1,980,346
Mountain View CLO Ltd., Series 2014-1A, Class ARR,
2.631%	(3 Month LIBOR USD + 0.800%), 10/15/2026 (a)(b)	1,712,886	1,714,998
Ocean Trails CLO IV, Series 2013-4A, Class CR,
3.705%	(3 Month LIBOR USD + 1.800%), 8/13/2025 (a)(b)	1,800,000	1,798,011
OCP CLO Ltd., Series 2015-8A, Class A1R,
2.686%	(3 Month LIBOR USD + 0.850%), 4/17/2027 (a)(b)	5,849,724	5,851,070

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Collateralized Loan Obligations – (continued)
OCP CLO Ltd., Series 2015-10A, Class A1R,
2.614%	(3 Month LIBOR USD + 0.820%), 10/26/2027 (a)(b)	$3,205,652	$ 3,208,402
Palmer Square CLO Ltd., Series 2018-3A, Class A1,
3.008%	(3 Month LIBOR USD + 0.850%), 8/15/2026 (a)(b)	273,869	274,335
Peaks CLO Ltd., Series 2018-3, Class X,
2.694%	(3 Month LIBOR USD + 0.900%), 1/27/2031 (a)(b)	500,000	500,000
Silvermore CLO Ltd., Series 2014-1A, Class A1R,
3.080%	(3 Month LIBOR USD + 1.170%), 5/15/2026 (a)(b)	2,424,448	2,424,916
TCW CLO AMR Ltd., Series 2019-1A, Class X,
2.810%	(3 Month LIBOR USD + 0.900%), 2/15/2029 (a)(b)	2,500,000	2,500,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost – $36,680,705)			36,670,312

Commercial Mortgage-Backed Securities – 2.88%
BBCMS Trust, Series 2018-RR1, Class D,
3.726%	(1 Month LIBOR USD + 2.050%), 2/15/2033 (a)(b)	755,000	755,942
BX Commercial Mortgage Trust, Series 2019-XL, Class A,
2.596%	(1 Month LIBOR USD + 0.920%), 10/15/2036 (a)(b)	2,000,000	2,006,254
BX Trust, Series 2019-ATL, Class A,
2.763%	(1 Month LIBOR USD + 1.087%), 10/15/2036 (a)(b)	1,000,000	1,001,250
BXP Trust, Series 2017-CQHP, Class C,
2.926%	(1 Month LIBOR USD + 1.250%), 11/15/2034 (a)(b)	5,000,000	4,997,625
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F,
3.476%	(1 Month LIBOR USD + 1.800%), 7/15/2032 (a)(b)	1,000,000	1,004,066
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A,
2.876%	(1 Month LIBOR USD + 1.200%), 4/15/2031 (a)(b)	1,000,000	1,002,188
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A,
3.176%	(1 Month LIBOR USD + 1.500%), 7/15/2036 (a)(b)	1,000,000	1,003,753

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost – $11,737,045)			11,771,078
Commercial Mortgage-Backed Securities – U.S. Government Agency – 3.72%
Federal Home Loan Mortgage Corp., Series K504, Class A2, 2.566%, 9/25/2020 (e)		2,761,514	2,768,431
Federal Home Loan Mortgage Corp., Series KF17, Class A,
2.313%	(1 Month LIBOR USD + 0.550%), 3/25/2023 (b)	2,086,173	2,086,990
Federal Home Loan Mortgage Corp., Series KF23, Class A,
2.243%	(1 Month LIBOR USD + 0.480%), 9/25/2023 (b)	1,021,829	1,022,768
Federal Home Loan Mortgage Corp., Series Q009, Class A,
2.090%	(1 Month LIBOR USD + 0.350%), 4/25/2024 (b)	1,847,225	1,849,569
Federal Home Loan Mortgage Corp., Series KF32, Class A,
2.133%	(1 Month LIBOR USD + 0.370%), 5/25/2024 (b)	1,342,395	1,343,021
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B,
4.063%	(1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(b)	1,000,000	1,004,998
Federal Home Loan Mortgage Corp., Series KF21, Class A,
2.243%	(1 Month LIBOR USD + 0.480%), 7/25/2026 (b)	3,125,475	3,116,586
Federal Home Loan Mortgage Corp., Series K-F73, Class AL,
2.363%	(1 Month LIBOR USD + 0.600%), 11/26/2029 (b)	2,000,000	2,002,498

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT
AGENCY
(Cost — $15,186,685)			15,194,861

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Corporate Obligations – 0.75%
Consumer, Non-cyclical – 0.06%
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/2020	$ 250,000	$ 249,844
Financial – 0.44%
Green Bancorp, Inc., 8.500% (3 Month LIBOR USD + 6.685%), 12/15/2026 (b)	1,000,000	1,068,242
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 7/1/2021	497,000	498,180
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (b)	250,000	255,200

		1,821,622

Industrial – 0.25%
Arconic, Inc., 6.150%, 8/15/2020	500,000	509,260
Griffon Corp., 5.250%, 3/1/2022	500,000	500,687

		1,009,947

TOTAL CORPORATE OBLIGATIONS
(Cost – $3,092,158)		3,081,413
Residential Mortgage-Backed Securities – 31.26%
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919%, 10/26/2048 (a)(f)	1,564,070	1,592,917
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3, 3.185%, 7/25/2049 (a)(f)	901,419	909,212
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A3, 3.135%, 11/25/2059 (a)(f)	3,880,409	3,919,814
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11,
2.561% (1 Month LIBOR USD + 0.900%), 8/25/2049 (a)(b)	5,315,867	5,341,649
COLT Mortgage Loan Trust, Series 2018-4, Class A3, 4.210%, 12/28/2048 (a)(e)	1,578,339	1,607,622
COLT Mortgage Loan Trust, Series 2019-4, Class A3, 3.019%, 11/25/2049 (a)(e)	4,008,882	4,050,146
COLT Mortgage Loan Trust, Series 2020-1, Class A3, 2.897%, 2/25/2050 (a)(e)	4,000,000	4,017,784
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2,
4.061% (1 Month LIBOR USD + 2.400%), 4/25/2031 (a)(b)	224,313	227,494
Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2,
4.111% (1 Month LIBOR USD + 2.450%), 7/25/2031 (a)(b)	2,250,000	2,290,331
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2,
3.811% (1 Month LIBOR USD + 2.150%), 9/25/2031 (a)(b)	1,250,000	1,263,765
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M1,
2.411% (1 Month LIBOR USD + 0.750%), 6/27/2039 (a)(b)	1,377,950	1,380,080
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2,
3.761% (1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(b)	2,000,000	2,020,710
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1M2,
3.661% (1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(b)	1,500,000	1,516,839
CSMC Trust, Series 2019-AFC1, Class A3, 2.877%, 8/25/2049 (a)(f)	3,669,107	3,719,238
CSMC Trust, Series 2019-NQM1, Class A3, 3.064%, 10/25/2059 (a)(f)	1,890,262	1,900,360
CSMC Trust, Series 2018-RPL2, Class A2, 4.315%, 8/25/2062 (a)(e)	500,000	508,794
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1,
5.269%, 6/25/2047 (a)(e)	1,000,000	1,001,343
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1,
4.814%, 10/25/2047 (a)(e)	750,000	753,623
Deephaven Residential Mortgage Trust, Series 2018-1A, Class M1,
3.939%, 12/25/2057 (a)(e)	740,000	741,760
Deephaven Residential Mortgage Trust, Series 2019-4A, Class A3,
3.047%, 10/25/2059 (a)(e)	2,862,770	2,875,225
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLA,
2.411% (1 Month LIBOR USD + 0.750%), 10/25/2058 (a)(b)	421,656	422,842

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

		Principal
		Amount	Value
Residential Mortgage-Backed Securities – (continued)
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3,
5.811%	(1 Month LIBOR USD + 4.150%), 1/27/2025 (b)	$ 658,533	$ 687,945
Federal Home Loan Mortgage Corp., Series 2015-DNA2, Class M2,
4.261%	(1 Month LIBOR USD + 2.600%), 12/27/2027 (b)	164,056	164,586
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M3,
6.361%	(1 Month LIBOR USD + 4.700%), 3/27/2028 (b)	1,210,000	1,290,449
Federal Home Loan Mortgage Corp., Series 2019-HQA1, Class M1,
2.561%	(1 Month LIBOR USD + 0.900%), 2/25/2049 (a)(b)	338,080	338,634
Federal Home Loan Mortgage Corp., Series 2019-DNA3, Class M2,
3.711%	(1 Month LIBOR USD + 2.050%), 7/26/2049 (a)(b)	2,000,000	2,018,608
Federal National Mortgage Association, Series 2014-C03, Class 1M2,
4.661%	(1 Month LIBOR USD + 3.000%), 7/25/2024 (b)	2,239,740	2,372,579
Federal National Mortgage Association, Series 2015-C02, Class 2M2,
5.661%	(1 Month LIBOR USD + 4.000%), 5/27/2025 (b)	824,210	858,939
Federal National Mortgage Association, Series 2015-C04, Class 2M2,
7.211%	(1 Month LIBOR USD + 5.550%), 4/25/2028 (b)	1,618,937	1,738,608
Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.500%, 12/25/2049 (a)(e)		2,839,897	2,893,245
FWDSecuritization Trust, Series 2019-INV1, Class A3, 3.110%, 6/25/2049 (a)(e)		1,782,610	1,814,918
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(e)		372,902	383,308
GCAT Trust, Series 2019-NQM2, Class A2, 3.060%, 9/25/2059 (a)(f)		4,178,250	4,201,657
GCAT Trust, Series 2019-NQM3, Class A3, 3.043%, 11/25/2059 (a)(e)		4,838,556	4,861,621
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, 3.766%, 6/25/2048 (a)
(e)		1,473,403	1,491,678
Homeward Opportunities Fund I Trust, Series 2019-2, Class A3, 3.007%, 9/25/2059 (a)
(e)		3,287,943	3,317,084
JP Morgan Mortgage Trust, Series 2018-6, Class 1A3, 3.500%, 12/25/2048 (a)(e)		1,380,651	1,406,984
JP Morgan Mortgage Trust, Series 2019-3, Class A11,
2.611%	(1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	5,122,328	5,186,235
JP Morgan Mortgage Trust, Series 2019-INV1, Class A11,
2.611%	(1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	4,828,971	4,838,214
JP Morgan Mortgage Trust, Series 2019-INV3, Class A11,
2.745%	(1 Month LIBOR USD + 1.000%), 5/25/2050 (a)(b)	2,957,369	2,987,655
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.000%, 12/25/2054 (a)(e)		728,705	744,937
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A3,
3.065%, 11/25/2059 (a)(e)		1,480,192	1,486,467
NRPL Trust, Series 2018-2A, Class A1, 4.250%, 7/25/2067 (a)(f)		888,721	908,288
OBX Trust, Series 2019-EXP1, Class 2A1A,
2.611%	(1 Month LIBOR USD + 0.950%), 1/27/2059 (a)(b)	2,551,729	2,563,615
Pepper Residential Securities Trust, Series 21A, Class A1U,
2.550%	(1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	255,880	256,572
Pepper Residential Securities Trust, Series 23A, Class A1U,
2.604%	(1 Month LIBOR USD + 0.950%), 8/18/2060 (a)(b)	311,042	312,178
Pretium Mortgage Credit Partners I LLC, Series 2019-CFL1, Class A2,
4.949%, 1/29/2059 (a)(f)		1,925,978	1,965,609
PRPM LLC, Series 2019-1A, Class A1, 4.500%, 1/25/2024 (a)(f)		347,175	350,972
PRPM LLC, Series 2019-2A, Class A1, 3.967%, 4/25/2024 (a)(f)		1,753,311	1,772,077
PRPM LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024 (a)(f)		4,661,287	4,695,850
RAAC Series Trust, Series 2005-SP3, Class M1,
2.191%	(1 Month LIBOR USD + 0.530%), 12/25/2035 (b)	109,291	109,952
Residential Mortgage Loan Trust, Series 2019-2, Class A3, 3.220%, 5/25/2059 (a)(e)		4,053,745	4,069,465
RESIMAC Bastille Trust Series, Series 2018-1NCA, Class A1,
2.584%	(1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	418,571	419,618

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

	Principal
	Amount	Value
Residential Mortgage-Backed Securities – (continued)
Sequoia Mortgage Trust, Series 2019-CH3, Class A10, 4.000%, 10/25/2049 (a)(e)	$3,454,781	$3,551,280
SG Residential Mortgage Trust, Series 2018-1, Class A3, 3.735%, 4/25/2048 (a)(e)	249,661	253,839
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A,
2.031% (1 Month LIBOR USD + 0.370%), 7/25/2034 (b)	258,333	261,092
Velocity Commercial Capital Loan Trust, Series 2018-2, Class M1,
4.260%, 10/25/2048 (a)(e)	193,973	195,537
Velocity Commercial Capital Loan Trust, Series 2019-1, Class A, 3.760%,
3/25/2049 (a)(e)	875,150	892,349
Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.690%, 11/25/2047 (a)(e)	2,491,636	2,513,799
Verus Securitization Trust, Series 2017-SG1A, Class A3, 2.825%, 11/25/2047 (a)(e)	1,807,078	1,817,437
Verus Securitization Trust, Series 2017-SG1A, Class B1, 3.615%, 11/25/2047 (a)(f)	740,000	741,034
Verus Securitization Trust, Series 2018-INV1, Class A2, 3.849%, 3/25/2058 (a)(e)	1,147,651	1,163,636
Verus Securitization Trust, Series 2018-INV1, Class B2, 5.648%, 3/25/2058 (a)(e)	235,000	236,522
Verus Securitization Trust, Series 2019-INV1, Class A2, 3.504%, 12/25/2058 (a)(e)	418,955	425,567
Verus Securitization Trust, Series 2019-1, Class A2, 3.938%, 2/25/2059 (a)(e)	2,874,620	2,918,561
Verus Securitization Trust, Series 2019-2, Class A3, 3.448%, 5/25/2059 (a)(e)	3,837,670	3,857,158
Visio Trust, Series 2019-1, Class A3, 3.825%, 6/25/2054 (a)(e)	2,735,365	2,800,579
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A4,
3.000%, 7/25/2049 (a)(e)	1,581,290	1,613,412
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost – $126,691,344)		127,811,897

Residential Mortgage-Backed Securities – U.S. Government Agency – 0.04%
Finance of America Structured Securities Trust, Series 2018-HB1, Class A,
3.375%, 9/25/2028 (a)(e)	167,569	168,326

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT
AGENCY
(Cost – $167,566)		168,326
Short-Term Investments – 11.21%	Shares
Money Market Funds – 11.21%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.450% (g)
(h)	45,826,430	45,826,430

TOTAL SHORT-TERM INVESTMENTS
(Cost – $45,826,430)		45,826,430
TOTAL INVESTMENTS – 101.04%
(Cost – $410,913,863)		413,092,405

Liabilities in Excess of Other Assets – (1.04%)		(4,259,981)
NET ASSETS – 100.00%		$408,832,424
LIBOR London Inter-Bank Offered Rate

(a)Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At January 31, 2020, the value of these securities amounted to $323,293,896 or 79.08% of net assets.

(b)Variable or Floating Rate Security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2020.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2020

(c)Security issued on a when-issued basis. On January 31, 2020, the total value of investments purchased on a when- issued basis was $10,072,203 or 2.46% of net assets.

(d)Principal Only Security.

(e)Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2020.

(f)Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2020.

(g)Rate disclosed is the seven-day yield as of January 31, 2020.

(h)$364,136 of this security has been pledged as collateral in connection with open futures contracts.

Schedule of Open Futures Contracts

				Value &
				Unrealized
	Expiration	Number of		Appreciation
Short Futures Contracts	Month	Contracts	Notional Value	(Depreciation)
90 Day Euro$ Future	March 2020	(12)	$(2,950,800)	$(4,542)
90 Day Euro$ Future	September 2020	(36)	(8,875,800)	(78,126)
2 Year ERIS Aged Standard Swap Future	March 2021	(61)	(6,201,882)	(95,684)
2 Year ERIS Aged Standard Swap Future	June 2021	(22)	(2,254,853)	(19,642)
3 Year ERIS Aged Standard Swap Future	September 2021	(96)	(9,699,456)	(146,488)
3 Year ERIS Aged Standard Swap Future	December 2021	(58)	(5,959,674)	(132,259)
3 Year ERIS Aged Standard Swap Future	June 2022	(42)	(4,376,719)	(111,070)
4 Year ERIS Aged Standard Swap Future	September 2023	(7)	(743,069)	4,157
Total				$(583,654)

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2020

	Multi-Strategy	Financials	High Yield	UltraShort
	Income Fund (a)	Income Fund	Opportunities Fund	Income Fund
Assets
Investments in unaffiliated securities at fair value (cost
$7,883,055,402, $273,473,940, $70,799,619, and
$410,913,863 respectively)	$7,906,707,899	$278,860,278	$71,874,269	$413,092,405
Investments in affiliated securities at fair value (cost
$149,489,770, $0, $0, and $0 respectively)	151,183,449	–	–	–
Cash	3,245,981	–	–	–
Deposit at broker for futures	1,190,451	–	–	219,518
Deposit at brokers for reverse repurchase agreements	912,058	–	–	–
Receivable for fund shares sold	35,284,518	909,576	50,832	5,262,889
Receivable for investments sold	132,409,661	190,028	495,726	3,064,026
Dividends and interest receivable	21,133,989	2,646,306	1,035,568	678,744
Prepaid expenses	106,867	44,644	20,554	48,040

Total Assets	8,252,174,873	282,650,832	73,476,949	422,365,622
Liabilities
Payable for credit agreements	250,000,000	–	–	–
Payable for reverse repurchase agreements	53,922,000	–	–	–
Payable for investments purchased	149,518,436	3,500,000	595,000	11,650,523
Payable for fund shares redeemed	17,681,123	455,835	21,040	1,518,024
Payable for distributions to shareholders	7,159,470	204,836	215,828	211,573
Variation margin on futures contracts	266,000	–	–	–
Interest payable for credit and reverse repurchase
agreements	809,401	–	–	–
Payable to Adviser	5,721,225	109,953	24,767	35,118
Payable to administrator, fund accountant, and
transfer agent	449,284	28,853	16,235	33,248
Payable to custodian	69,900	2,000	600	3,400
12b-1 fees accrued	203,409	8,008	1,637	10,650
Other accrued expenses	547,647	67,090	33,612	70,662

Total Liabilities	486,347,895	4,376,575	908,719	13,533,198

Net Assets	$7,765,826,978	$278,274,257	$72,568,230	$408,832,424

Net Assets consist of:
Paid-in capital	$8,233,850,718	$307,850,833	$73,065,582	$406,607,938
Total distributable earnings (accumulated deficit)	(468,023,740)	(29,576,576)	(497,352)	2,224,486

Net Assets	$7,765,826,978	$278,274,257	$72,568,230	$408,832,424

Class A:
Net Assets	$496,114,085	$13,719,584	$7,771,367	$51,529,192

Shares outstanding (unlimited number of shares
authorized, no par value)	44,694,267	1,429,511	660,847	5,091,183

Net asset value ("NAV") per share	$11.10	$9.60	$11.76	$10.12

Offering price per share (NAV/0.9775) (b)	$11.36	$9.82	$12.03	$–
Class C:
Net Assets	$116,328,126	$6,162,305	$–	$–
Shares outstanding (unlimited number of shares
authorized, no par value)	10,575,445	648,266	–	–
Net asset value ("NAV") and offering price per share	$11.00	$9.51	$–	$–

Minimum redemption price per share (NAV*0.99) (c)	$10.89	$9.41	$–	$–

Institutional Class:
Net Assets	$7,153,384,767	$258,392,368	$64,796,863	$357,303,232

Shares outstanding (unlimited number of shares
authorized, no par value)	645,497,902	26,964,101	5,532,467	35,293,851

Net asset value ("NAV") and offering price per share	$11.08	$9.58	$11.71	$10.12

(a)Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

(b)Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.

(c)A contingent deferred sales charge ("CDSC") of 1.00% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year Ended January 31, 2020

	Multi-Strategy	Financials	High Yield	UltraShort
	Income Fund (a)	Income Fund	Opportunities Fund	Income Fund

Investment Income
Interest	$438,019,935	$10,227,163	$4,327,748	$7,657,786
Dividends from unaffiliated investments	1,009,293	493,697	24,898	–
Dividends from affiliate investments	5,913,247	–	–	–

Total Investment Income	444,942,475	10,720,860	4,352,646	7,657,786
Expenses
Investment Advisory (See Note 4)	67,949,808	1,866,263	373,522	1,067,339
12b-1 – Class A	1,335,711	23,259	15,024	57,496
12b-1 – Class C	1,114,565	32,976	—	—
Fund accounting	1,214,632	50,457	37,540	69,542
Administration	814,211	60,869	27,524	47,905
Transfer agent	634,419	54,245	27,308	39,516
Printing	578,508	17,296	1,590	4,761
Custodian	444,932	10,124	3,391	15,662
Legal	323,597	29,287	3,239	11,464
Trustee	313,822	52,107	46,830	50,698
Registration	215,951	90,235	39,740	82,815
Audit & tax	191,531	31,657	26,561	24,164
Insurance	60,947	1,257	460	1,124
Compliance	18,168	18,125	18,124	18,122
Interest expense	10,974,438	—	18	—
Service fees	2,012,544	—	—	—
Miscellaneous	107,482	4,226	2,136	3,180

Total Expenses	88,305,266	2,342,383	623,007	1,493,788
Fees contractually recouped (waived) by Adviser (See
Note 4)	(772,371)	–	(166,530)	–
Fees voluntarily waived by Adviser (See Note 4)	–	(839,270)	–	(829,849)

Net expenses	87,532,895	1,503,113	456,477	663,939

Net Investment Income	357,409,580	9,217,747	3,896,169	6,993,847

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated
securities	(29,013,322)	791,559	(252,796)	1,138,652
Net realized gain (loss) on futures contracts	(38,637,596)	–	–	(182,249)
Net change in unrealized appreciation (depreciation) on
investments in unaffiliated securities	101,159,416	5,584,896	2,249,727	1,909,713
Net change in unrealized appreciation (depreciation) on
investments in affiliated securities	2,753,082	–	–	–
Net change in unrealized appreciation (depreciation) on
futures contracts	7,735,644	–	–	(427,278)

Net realized and unrealized gain (loss) on investments	43,997,224	6,376,455	1,996,931	2,438,838
Net increase (decrease) in net assets resulting from
operations	$401,406,804	$15,594,202	$5,893,100	$9,432,685

(a) Statement has been consolidated. See Notes 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Consolidated Statement of Cash Flows

For the Year Ended January 31, 2020

Multi-Strategy
Income Fund (a)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$401,406,804
Net adjustments to reconcile net increase in net assets resulting from operations to net cash provided by
(used in) operating activities:
Net amortization and accretion of premium and discount	(23,656,970)
Net realized paydown gains on mortgage backed and other asset backed securities	(67,667,557)
Purchases of short-term investments, net	114,175,334
Purchases of investments	(5,305,255,133)
Proceeds from sales of long-term investments	4,895,814,509
Net change in unrealized appreciation on investments	(103,912,498)
Net change in unrealized appreciation on futures contracts	(7,735,644)
Net realized loss on investments	29,013,322
Net realized loss on futures contracts	38,637,596
(Increase) Decrease In:
Deposits at broker for futures	5,712,326
Deposits at broker for reverse repurchase agreements	321,257
Receivable for investments sold	(116,337,495)
Dividends and interest receivable	3,161,232
Prepaid expense	(7,300)
Increase (Decrease) In:
Payable for investments purchased	(5,265,592)
Interest payable for credit and reverse repurchase agreements	(533,902)
Variation margin on futures contracts	(33,329,696)
Payable to Adviser	443,810
Payable to administrator, fund accountant, and transfer agent	43,493
Payable to custodian	7,408
12b-1 fees accrued	(7,486)
Other accrued expenses	(193,017)

Net cash provided by (used in) operating activities	(175,165,199)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	3,241,590,026
Payment on shares redeemed	(2,998,345,694)
Distributions paid to shareholders	(90,702,364)
Purchases of reverse repurchase agreements	53,922,000
Proceeds from reverse repurchase agreements	(28,061,000)
Net cash provided by (used in) financing activities	178,402,968
Net change in cash	$3,237,769
CASH:
Beginning Balance	8,212

Ending Balance	$3,245,981
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$13,520,884
Non-cash financing activities-distributions reinvested	270,292,183
Non-cash financing activities – decrease in receivable for fund shares sold	(44,127,090)
Non-cash financing activities – decrease in payable for fund shares redeemed	8,071,631

(a) Statement has been consolidated. See Note 1 in the notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	January 31, 2020 (a)	January 31, 2019 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$357,409,580	$343,505,141
Net realized gain (loss) on investment transactions and futures contracts	(67,650,918)	(61,399,003)
Net change in unrealized appreciation (depreciation) on investments and futures
contracts	111,648,142	(76,909,996)

Net increase (decrease) in net assets resulting from operations	401,406,804	205,196,142
Distributions to Shareholders
Distributions, Class A	(24,133,007)	(27,574,577)
Distributions, Class C	(4,251,542)	(3,809,688)
Distributions, Institutional Class	(332,840,103)	(310,374,827)

Total distributions	(361,224,652)	(341,759,092)
Capital Transactions – Class A
Proceeds from shares sold	178,400,372	268,588,629
Reinvestment of distributions	19,302,203	22,432,061
Amount paid for shares redeemed	(294,918,196)	(227,801,206)

Total Class A	(97,215,621)	63,219,484

Capital Transactions – Class C
Proceeds from shares sold	33,519,282	34,718,380
Reinvestment of distributions	3,613,180	3,267,836
Amount paid for shares redeemed	(23,803,674)	(20,483,167)

Total Class C	13,328,788	17,503,049
Capital Transactions – Institutional Class
Proceeds from shares sold	2,985,543,282	3,161,058,008
Reinvestment of distributions	247,376,800	234,729,365
Amount paid for shares redeemed	(2,671,552,193)	(2,543,951,072)
Total Institutional Class	561,367,889	851,836,301

Net increase (decrease) in net assets resulting from capital transactions	477,481,056	932,558,834

Total Increase (Decrease) in Net Assets	517,663,208	795,995,884
Net Assets
Beginning of period	7,248,163,770	6,452,167,886

End of period	$7,765,826,978	$7,248,163,770
Share Transactions – Class A
Shares sold	16,105,826	24,002,941
Shares issued in reinvestment of distributions	1,742,337	2,009,374
Shares redeemed	(26,623,966)	(20,388,854)

Total Class A	(8,775,803)	5,623,461
Share Transactions – Class C
Shares sold	3,052,618	3,132,816
Shares issued in reinvestment of distributions	329,002	295,076
Shares redeemed	(2,167,465)	(1,847,924)

Total Class C	1,214,155	1,579,968
Share Transactions – Institutional Class
Shares sold	269,958,901	283,672,672
Shares issued in reinvestment of distributions	22,363,357	21,058,587
Shares redeemed	(241,477,177)	(228,686,822)

Total Institutional Class	50,845,081	76,044,437

Net increase (decrease) in share transactions	43,283,433	83,247,866

(a) Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	January 31, 2020	January 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$9,217,747	$6,068,997
Net realized gain (loss) on investment transactions	791,559	38,651
Net change in unrealized appreciation (depreciation) on investments	5,584,896	(1,759,747)

Net increase (decrease) in net assets resulting from operations	15,594,202	4,347,901
Distributions to Shareholders
Distributions, Class A	(393,425)	(386,348)
Distributions, Class C	(116,087)	(61,211)
Distributions, Institutional Class	(8,830,191)	(5,476,487)

Total distributions	(9,339,703)	(5,924,046)
Capital Transactions – Class A
Proceeds from shares sold	10,793,760	3,327,487
Reinvestment of distributions	379,243	370,754
Amount paid for shares redeemed	(4,822,976)	(5,875,413)

Total Class A	6,350,027	(2,177,172)
Capital Transactions – Class C
Proceeds from shares sold	4,606,597	826,217
Reinvestment of distributions	89,410	45,602
Amount paid for shares redeemed	(672,696)	(279,619)

Total Class C	4,023,311	592,200
Capital Transactions – Institutional Class
Proceeds from shares sold	174,510,258	65,146,324
Reinvestment of distributions	7,903,550	4,993,847
Amount paid for shares redeemed	(52,255,398)	(52,827,103)
Total Institutional Class	130,158,410	17,313,068
Net increase (decrease) in net assets resulting from capital transactions	140,531,748	15,728,096
Total Increase (Decrease) in Net Assets	146,786,247	14,151,951
Net Assets
Beginning of period	131,488,010	117,336,059

End of period	$278,274,257	$131,488,010
Share Transactions – Class A
Shares sold	1,142,216	355,918
Shares issued in reinvestment of distributions	40,019	39,535
Shares redeemed	(511,997)	(628,374)

Total Class A	670,238	(232,921)
Share Transactions – Class C
Shares sold	490,224	89,355
Shares issued in reinvestment of distributions	9,516	4,909
Shares redeemed	(71,963)	(30,042)

Total Class C	427,777	64,222
Share Transactions – Institutional Class
Shares sold	18,525,570	6,957,112
Shares issued in reinvestment of distributions	835,806	533,561
Shares redeemed	(5,532,478)	(5,641,905)

Total Institutional Class	13,828,898	1,848,768

Net increase (decrease) in share transactions	14,926,913	1,680,069

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	January 31, 2020	January 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,896,169	$2,981,229
Net realized gain (loss) on investment transactions	(252,796)	(81,711)
Net change in unrealized appreciation (depreciation) on investments	2,249,727	(2,558,255)

Net increase (decrease) in net assets resulting from operations	5,893,100	341,263
Distributions to Shareholders
Distributions, Class A	(326,814)	(98,028)
Distributions, Institutional Class	(3,569,773)	(2,861,920)

Total distributions	(3,896,587)	(2,959,948)
Capital Transactions – Class A
Proceeds from shares sold	5,569,313	2,035,119
Reinvestment of distributions	326,335	97,975
Amount paid for shares redeemed	(1,012,215)	(580,470)

Total Class A	4,883,433	1,552,624
Capital Transactions – Institutional Class
Proceeds from shares sold	14,597,913	1,972,685
Reinvestment of distributions	2,550,641	2,064,850
Amount paid for shares redeemed	(2,640,433)	(4,604,828)

Total Institutional Class	14,508,121	(567,293)

Net increase (decrease) in net assets resulting from capital transactions	19,391,554	985,331

Total Increase (Decrease) in Net Assets	21,388,067	(1,633,354)

Net Assets
Beginning of period	51,180,163	52,813,517

End of period	$72,568,230	$51,180,163
Share Transactions – Class A
Shares sold	478,095	175,016
Shares issued in reinvestment of distributions	27,929	8,532
Shares redeemed	(86,859)	(50,060)
Total Class A	419,165	133,488
Share Transactions – Institutional Class
Shares sold	1,273,095	171,186
Shares issued in reinvestment of distributions	219,543	179,271
Shares redeemed	(226,374)	(396,962)

Total Institutional Class	1,266,264	(46,505)
Net increase (decrease) in share transactions	1,685,429	86,983

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Period Ended
	January 31, 2020	January 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$6,993,847	$1,798,217
Net realized gain (loss) on investment transactions and futures contracts	956,403	(27,431)
Net change in unrealized appreciation (depreciation) on investments and futures
contracts	1,482,435	112,453
Net increase (decrease) in net assets resulting from operations	9,432,685	1,883,239
Distributions to Shareholders
Distributions, Class A (a)	(628,556)	(26,050)
Distributions, Institutional Class (b)	(6,654,747)	(1,782,085)

Total distributions	(7,283,303)	(1,808,135)
Capital Transactions – Class A (a)
Proceeds from shares sold	63,947,191	7,976,386
Reinvestment of distributions	600,472	16,397
Amount paid for shares redeemed	(21,105,688)	(96,652)
Total Class A	43,441,975	7,896,131
Capital Transactions – Institutional Class (b)
Proceeds from shares sold	330,510,853	118,511,344
Reinvestment of distributions	6,099,999	1,737,394
Amount paid for shares redeemed	(87,869,255)	(13,720,503)
Total Institutional Class	248,741,597	106,528,235

Net increase (decrease) in net assets resulting from capital transactions	292,183,572	114,424,366
Total Increase (Decrease) in Net Assets	294,332,954	114,499,470

Net Assets
Beginning of period	114,499,470	–
End of period	$408,832,424	$114,499,470
Share Transactions – Class A (a)
Shares sold	6,333,056	796,670
Shares issued in reinvestment of distributions	59,469	1,637
Shares redeemed	(2,090,001)	(9,648)
Total Class A	4,302,524	788,659
Share Transactions – Institutional Class (b)
Shares sold	32,753,940	11,837,291
Shares issued in reinvestment of distributions	604,393	173,410
Shares redeemed	(8,704,925)	(1,370,258)
Total Institutional Class	24,653,408	10,640,443
Net increase (decrease) in share transactions	28,955,932	11,429,102

(a) Class A Shares commenced operations on April 30, 2018.

(b) Institutional Class Shares commenced operations on April 2, 2018.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A Consolidated Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016
Selected Per Share Data:
Net asset value, beginning of
period	$11.04	$11.26	$11.30	$11.28	$12.08

Income from investment
operations:
Net investment income (loss)	0.50	0.52	0.54	0.60	0.66
Net realized and unrealized
gain (loss) on investments	0.06	(0.22)	(0.02)	0.12	(0.69)
Total from investment operations	0.56	0.30	0.52	0.72	(0.03)
Less distributions to shareholders:
From net investment income	(0.50)	(0.52)	(0.56)	(0.70)	(0.77)

Total distributions	(0.50)	(0.52)	(0.56)	(0.70)	(0.77)

Net asset value, end of period	$11.10	$11.04	$11.26	$11.30	$11.28

Total return (a)	5.08%	2.72%	4.69%	6.64%	-0.33%
Ratios and Supplemental Data:
Net assets, end of period (000's
omitted)	$496,114	$590,386	$538,699	$431,536	$470,926
Ratio of expenses to average net
assets after waiver and
reimbursement
(recapture) (b)(c)(d)	1.36%	1.37%	1.40%	1.38%	1.41%
Ratio of net investment income
(loss) to average net assets
before waiver and
reimbursement (recapture)	4.46%	4.69%	4.80%	5.42%	5.68%
Ratio of net investment income
(loss) to average net assets
after waiver and reimbursement
(recapture)	4.47%	4.67%	4.76%	5.38%	5.69%
Portfolio turnover rate	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to average
net assets before waiver and
reimbursement (recapture).	1.37%	1.35%	1.36%	1.34%	1.43%
(c) Ratio of expenses to average
net assets before waiver and
reimbursement (recapture)
excluding interest expense.	1.20%	1.20%	1.20%	1.20%	1.25%
(d) Ratio of expenses to average
net assets after waiver and
reimbursement (recapture)
excluding interest expense.	1.19%	1.22%	1.24%	1.24%	1.24%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C Consolidated Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of
period	$10.95	$11.17	$11.23	$11.26	$12.06

Income from investment
operations:
Net investment income
(loss)	0.41	0.44	0.46	0.56	0.32
Net realized and
unrealized gain (loss)
on investments	0.06	(0.22)	(0.03)	0.08	(0.70)
Total from investment
operations	0.47	0.22	0.43	0.64	(0.38)
Less distributions to
shareholders:
From net investment
income	(0.42)	(0.44)	(0.49)	(0.67)	(0.42)

Total distributions	(0.42)	(0.44)	(0.49)	(0.67)	(0.42)

Net asset value, end of period	$11.00	$10.95	$11.17	$11.23	$11.26

Total return (b)(c)	4.27%	2.04%	3.90%	5.87%	-3.20%
Ratios and Supplemental
Data:
Net assets, end of period
(000's omitted)	$116,328	$102,487	$86,923	$47,541	$17,650
Ratio of expenses to average
net assets after waiver and
reimbursement
(recapture) (d)(e)(f)(g)	2.11%	2.12%	2.15%	2.12%	2.21%
Ratio of net investment
income (loss) to average
net assets before waiver
and reimbursement
(recapture) (g)	3.70%	3.94%	4.03%	4.45%	5.65%
Ratio of net investment
income (loss) to average
net assets after waiver and
reimbursement
(recapture) (g)	3.71%	3.92%	3.99%	4.41%	5.65%
Portfolio turnover rate (c)	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to
average net assets
before waiver and
reimbursement
(recapture). (g)	2.12%	2.10%	2.11%	2.08%	2.21%

(e) Ratio of expenses to
average net assets
before waiver and
reimbursement
(recapture) excluding
interest expense. (g)	1.95%	1.95%	1.95%	1.95%	1.99%
(f) Ratio of expenses to
average net assets after
waiver and
reimbursement
(recapture) excluding
interest expense. (g)	1.94%	1.97%	1.99%	1.99%	1.99%
(g) Annualized for periods
less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class Consolidated Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$11.02	$11.23	$11.28	$11.27	$12.07

Income from investment operations:
Net investment income (loss)	0.53	0.55	0.57	0.63	0.72
Net realized and unrealized gain
(loss) on investments	0.06	(0.21)	(0.03)	0.12	(0.72)
Total from investment operations
	0.59	0.34	0.54	0.75	–
Less distributions to shareholders:
From net investment income	(0.53)	(0.55)	(0.59)	(0.74)	(0.80)

Total distributions	(0.53)	(0.55)	(0.59)	(0.74)	(0.80)

Net asset value, end of period	$11.08	$11.02	$11.23	$11.28	$11.27

Total return	5.45%	3.05%	4.88%	6.96%	-0.09%
Ratios and Supplemental Data:
Net assets, end of period (000's omitted)	$7,153,385	$6,555,291	$5,826,546	$4,037,526	$4,006,007
Ratio of expenses to average net assets
after waiver and reimbursement
(recapture) (a)(b)(c)	1.11%	1.12%	1.15%	1.13%	1.19%
Ratio of net investment income (loss) to
average net assets before waiver and
reimbursement (recapture)	4.70%	4.94%	5.06%	5.67%	6.18%
Ratio of net investment income (loss) to
average net assets after waiver and
reimbursement (recapture)	4.71%	4.92%	5.02%	5.63%	6.19%
Portfolio turnover rate	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Ratio of expenses to average net
assets before waiver and
reimbursement (recapture).	1.12%	1.10%	1.11%	1.09%	1.21%
(b) Ratio of expenses to average net
assets before waiver and
reimbursement (recapture)
excluding interest expense.	0.95%	0.95%	0.95%	0.95%	1.00%
(c) Ratio of expenses to average net
assets after waiver and
reimbursement (recapture)
excluding interest expense.	0.94%	0.97%	0.99%	0.99%	0.99%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class A Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016
Selected Per Share Data:
Net asset value, beginning of
period	$9.33	$9.45	$9.42	$9.56	$10.14

Income from investment
operations:
Net investment income
(loss)	0.40	0.44	0.40	0.48	0.47
Net realized and unrealized
gain (loss) on
investments	0.27	(0.13)	0.03	(0.17)	(0.60)
Total from investment operations	0.67	0.31	0.43	0.31	(0.13)
Less distributions to
shareholders:
From net investment
income	(0.40)	(0.43)	(0.40)	(0.45)	(0.45)

Total distributions	(0.40)	(0.43)	(0.40)	(0.45)	(0.45)

Net asset value, end of period	$9.60	$9.33	$9.45	$9.42	$9.56

Total return (a)	7.39%	3.36%	4.69%	3.47%	-1.36%
Ratios and Supplemental Data:
Net assets, end of period (000's
omitted)	$13,720	$7,086	$9,377	$6,785	$15,125
Ratio of expenses to average net
assets after waiver and
reimbursement (b)(c)(d)	0.94%	0.94%	0.94%	1.13%	1.20%
Ratio of net investment income
(loss) to average net assets
before waiver and
reimbursement	3.78%	4.22%	3.74%	4.44%	4.62%
Ratio of net investment income
(loss) to average net assets
after waiver and
reimbursement	4.18%	4.70%	4.16%	4.78%	4.89%
Portfolio turnover rate	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to
average net assets before
waiver and reimbursement.	1.34%	1.42%	1.36%	1.47%	1.47%
(c) Ratio of expenses to
average net assets before
waiver and reimbursement
excluding interest expense.	1.34%	1.42%	1.36%	1.42%	1.37%
(d) Ratio of expenses to
average net assets after
waiver and reimbursement
excluding interest expense.	0.94%	0.94%	0.94%	1.08%	1.10%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class C Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning
of period	$9.25	$9.37	$9.37	$9.55	$10.28

Income from investment
operations:
Net investment income
(loss)	0.34	0.37	0.33	0.35	0.20
Net realized and
unrealized gain
(loss) on
investments	0.26	(0.12)	0.02	(0.11)	(0.70)
Total from investment
operations	0.60	0.25	0.35	0.24	(0.50)
Less distributions to
shareholders:
From net investment
income	(0.34)	(0.37)	(0.35)	(0.42)	(0.23)

Total distributions	(0.34)	(0.37)	(0.35)	(0.42)	(0.23)
Net asset value, end of
period	$9.51	$9.25	$9.37	$9.37	$9.55

Total return (b)(c)	6.59%	2.69%	3.80%	2.73%	-4.97%
Ratios and Supplemental
Data:
Net assets, end of period
(000's omitted)	$6,162	$2,039	$1,465	$875	$648
Ratio of expenses to
average net assets after
waiver and
reimbursement (d)(e)(f)(g)	1.69%	1.69%	1.69%	1.84%	1.97%
Ratio of net investment
income (loss) to average
net assets before waiver
and reimbursement (g)	3.02%	3.49%	2.99%	3.58%	4.05%
Ratio of net investment
income (loss) to average
net assets after waiver
and reimbursement (g)	3.42%	3.97%	3.41%	3.89%	4.39%
Portfolio turnover rate (c)	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to
average net assets
before waiver and
reimbursement. (g)	2.09%	2.17%	2.11%	2.15%	2.32%

(e) Ratio of expenses to
average net assets
before waiver and
reimbursement
excluding interest
expense. (g)	2.09%	2.17%	2.11%	2.12%	2.19%
(f) Ratio of expenses to
average net assets
after waiver and
reimbursement
excluding interest
expense. (g)	1.69%	1.69%	1.69%	1.81%	1.85%
(g) Annualized for periods
less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016
Selected Per Share Data:
Net asset value, beginning of
period	$9.32	$9.44	$9.41	$9.56	$10.14

Income from investment
operations:
Net investment income (loss)	0.43	0.46	0.41	0.47	0.46
Net realized and unrealized
gain (loss) on investments	0.26	(0.13)	0.05	(0.14)	(0.57)
Total from investment operations	0.69	0.33	0.46	0.33	(0.11)
Less distributions to shareholders:
From net investment income	(0.43)	(0.45)	(0.43)	(0.48)	(0.47)

Total distributions	(0.43)	(0.45)	(0.43)	(0.48)	(0.47)

Net asset value, end of period	$9.58	$9.32	$9.44	$9.41	$9.56

Total return	7.55%	3.61%	4.97%	3.69%	-1.11%
Ratios and Supplemental Data:
Net assets, end of period (000's
omitted)	$258,392	$122,363	$106,494	$164,458	$298,244
Ratio of expenses to average net
assets after waiver and
reimbursement (a)(b)(c)	0.69%	0.69%	0.69%	0.87%	0.97%
Ratio of net investment income
(loss) to average net assets
before waiver and
reimbursement	4.02%	4.48%	3.98%	4.66%	4.81%
Ratio of net investment income
(loss) to average net assets
after waiver and reimbursement	4.42%	4.96%	4.39%	4.98%	5.10%
Portfolio turnover rate	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Ratio of expenses to average
net assets before waiver and
reimbursement.	1.09%	1.17%	1.10%	1.19%	1.26%
(b) Ratio of expenses to average
net assets before waiver and
reimbursement excluding
interest expense.	1.09%	1.17%	1.10%	1.15%	1.14%
(c) Ratio of expenses to average
net assets after waiver and
reimbursement excluding
interest expense.	0.69%	0.69%	0.69%	0.83%	0.85%

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017 (a)	March 31, 2016	March 31, 2015
Selected Per Share
Data:
Net asset value,
beginning of
period	$11.39	$12.00	$11.92	$10.80	$11.73	$12.34

Income from
investment
operations:
Net investment
income
(loss)	0.64	0.65	0.68	0.59(b)	0.64(b)	0.63(b)
Net realized
and
unrealized
gain (loss)
on
investments	0.37	(0.61)	0.06	1.10	(0.94)	(0.46)
Total from
investment
operations	1.01	0.04	0.74	1.69	(0.30)	0.17
Less distributions to
shareholders:
From net
investment
income	(0.64)	(0.65)	(0.66)	(0.57)	(0.63)	(0.62)
From net
realized gain	–	–	–	–	–	(0.16)

Total distributions	(0.64)	(0.65)	(0.66)	(0.57)	(0.63)	(0.78)

Net asset value, end
of period	$11.76	$11.39	$12.00	$11.92	$10.80	$11.73
Total return (c)(d)	9.08%	0.41%	6.34%	16.00%	-2.57%	1.46%

Ratios and
Supplemental
Data:
Net assets, end of
period
(000's omitted)	$7,771	$2,754	$1,298	$745	$705	$2,273
Ratio of expenses to
average net
assets after
waiver and
reimbursement (e)
(f)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net
investment
income (loss) to
average net
assets before
waiver and
reimbursement (f)	5.20%	5.28%	5.34%	5.70%	N/A	N/A

Ratio of net
investment
income (loss) to
average net
assets after
waiver and
reimbursement (f)	5.44%	5.62%	5.71%	6.13%	5.62%	5.29%
Portfolio turnover
rate (d)	35.80%	33.27%	45.86%	70.87%	35.45%	33.69%

(a)For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return does not include the effects of sales charges.

(d)  Not annualized for periods less than one year.

(e)  Ratio of expenses to average net assets before waiver and

reimbursement.	1.14%	1.24%	1.27%	1.33%	1.11%	1.11%

(f)  Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	January 31, 2020	January 31, 2019	January 31, 2018	January 31, 2017 (a)	March 31, 2016	March 31, 2015

Selected Per Share
Data:
Net asset value,
beginning of period	$11.35	$11.95	$11.89	$10.77	$11.71	$12.32

Income from investment
operations:
Net investment
income (loss)	0.67	0.69	0.71	0.60	0.67(b)	0.67(b)
Net realized and
unrealized gain
(loss) on
investments	0.36	(0.61)	0.04	1.12	(0.94)	(0.46)
Total from investment
operations	1.03	0.08	0.75	1.72	(0.27)	0.21
Less distributions to
shareholders:
From net
investment
income	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)	(0.66)
From net realized
gain	–	–	–	–	–	(0.16)
Total distributions	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)	(0.82)

Net asset value, end of
period	$11.71	$11.35	$11.95	$11.89	$10.77	$11.71
Total return (c)	9.28%	0.74%	6.53%	16.28%	-2.30%	1.78%

Ratios and
Supplemental Data:
Net assets, end of
period
(000's omitted)	$64,797	$48,426	$51,516	$47,979	$37,538	$52,561
Ratio of expenses to
average net assets
after waiver and
reimbursement (d)(e)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment
income (loss) to
average net assets
before waiver and
reimbursement (e)	5.52%	5.59%	5.61%	5.91%	N/A	N/A
Ratio of net investment
income (loss) to
average net assets
after waiver and
reimbursement (e)	5.76%	5.93%	5.98%	6.33%	5.94%	5.51%
Portfolio turnover
rate (c)	35.80%	33.27%	45.86%	70.87%	35.45%	33.69%

(a)For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.

(b)  Calculated based on average shares outstanding during the period.

(c) Not annualized for periods less than one year.
(d) Ratio of expenses
to average net
assets before
waiver and
reimbursement. (e)	0.89%	0.99%	1.02%	1.07%	0.74%	0.73%

(e)  Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	January 31, 2020	January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.02	$10.01

Income from investment operations:
Net investment income (loss)	0.29	0.20
Net realized and unrealized gain (loss) on investments	0.10	0.01
Total from investment operations	0.39	0.21
Less distributions to shareholders:
From net investment income	(0.29)	(0.20)
From net realized gain	–	0.00(b)
Total distributions	(0.29)	(0.20)

Net asset value, end of period	$10.12	$10.02
Total return (c)	3.92%	2.12%

Ratios and Supplemental Data:
Net assets, end of period (000's omitted)	$51,529	$7,903
Ratio of expenses to average net assets after waiver and reimbursement (d)
(e)	0.50%	0.50%
Ratio of net investment income (loss) to average net assets before waiver
and reimbursement (e)	2.22%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and
reimbursement (e)	2.56%	2.76%
Portfolio turnover rate (c)	156.42%	178.59%

(a)Class commenced operations on April 30, 2018.

(b)  Less than (0.005).

(c)  Not annualized for periods less than one year.

(d)  Ratio of expenses to average net assets before waiver and

reimbursement. (e)	0.84%	0.94%

(e)  Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	January 31, 2020	January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.31	0.24
Net realized and unrealized gain (loss) on investments	0.10	0.02
Total from investment operations	0.41	0.26
Less distributions to shareholders:
From net investment income	(0.31)	(0.24)
From net realized gain	–	(0.00)(b)
Total distributions	(0.31)	(0.24)

Net asset value, end of period	$10.12	$10.02
Total return (c)	4.16%	2.60%

Ratios and Supplemental Data:
Net assets, end of period (000's omitted)	$357,303	$106,596
Ratio of expenses to average net assets after waiver and reimbursement (d)
(e)	0.25%	0.26%
Ratio of net investment income (loss) to average net assets before waiver and
reimbursement (e)	2.58%	2.37%
Ratio of net investment income (loss) to average net assets after waiver and
reimbursement (e)	2.92%	2.88%
Portfolio turnover rate (c)	156.42%	178.59%

(a)Class commenced operations on April 2, 2018.

(b)  Less than (0.005).

(c)  Not annualized for periods less than one year.

(d)  Ratio of expenses to average net assets before waiver and

reimbursement. (e)	0.59%	0.77%

(e)  Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds

Notes to the Financial Statements

January 31, 2020

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the "Trust") is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the "1940 Act"). The Trust consists of four series, Angel Oak Multi-Strategy Income Fund (the "Multi-Strategy Income Fund"), Angel Oak Financials Income Fund (the "Financials Income Fund"), Angel Oak High Yield Opportunities Fund (the "High Yield Opportunities Fund"), and Angel Oak UltraShort Income Fund (the "UltraShort Income Fund") (the "Funds"). Please see the table below for a summary of class specific information:

	Commencement of	Front-End	Back-End
	Operations	Sales Charge	Sales Charge	12b-1 Fees
Multi-Strategy Income Fund
Class A	6/28/2011	2.25%	N/A	0.25%

Class C	8/4/2015	N/A	1.00%	1.00%

Institutional Class	8/16/2012	N/A	N/A	N/A

Class T	N/A	2.50%	N/A	0.25%
Financials Income Fund
Class A	11/3/2014	2.25%	N/A	0.25%

Class C	8/4/2015	N/A	1.00%	1.00%

Institutional Class	11/3/2014	N/A	N/A	N/A

Class T	N/A	2.50%	N/A	0.25%
High Yield Opportunities Fund
Class A	7/31/2012	2.25%	N/A	0.25%

Class C	N/A	N/A	1.00%	1.00%

Institutional Class	3/31/2009	N/A	N/A	N/A

Class T	N/A	2.50%	N/A	0.25%
UltraShort Income Fund
Class A	4/30/2018	N/A	N/A	0.25%

Class C	N/A	N/A	1.00%	1.00%

Institutional Class	4/2/2018	N/A	N/A	N/A

The investment objective of the Multi-Strategy Income Fund is current income. The investment objective of the Financials Income Fund is to seek current income with a secondary objective of total return. The investment objective of High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation. The investment objective of the UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity. The Multi-Strategy Income Fund, Financials Income Fund, and High Yield Opportunities Fund are diversified series of the Trust. The UltraShort Income Fund is a non-diversified series of the Trust, which means that it can invest a higher percentage of assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Multi-Strategy Income Fund is the successor in interest to a fund (the "Predecessor Multi-Strategy Income Fund") having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by the Multi- Strategy Income Fund's investment adviser, Angel Oak Capital Advisors, LLC (the "Adviser"). On March 26, 2015, the shareholders of the Predecessor Multi-Strategy Income Fund approved the reorganization of the Predecessor Multi-Strategy Income Fund with and into the Multi-Strategy Income Fund, and effective as of the close of business on April 10, 2015, the assets and liabilities of the Predecessor Multi-Strategy Income Fund were transferred to the Trust in exchange for shares of the Multi-Strategy Income Fund. Costs incurred by the Multi-Strategy Income Fund in connection with the reorganization were paid by the Adviser. The Predecessor Multi- Strategy Income Fund ceased offering its Class C shares and converted them into Class A shares effective as of the close of business April 2, 2015.

The High Yield Opportunities Fund is the successor in interest to the Rainier High Yield Fund (the "Predecessor High Yield Fund"), which had the same investment objective and was included as a series of another investment company, Rainier

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 1. ORGANIZATION – (continued)

Investment Management Mutual Funds, and that was advised by Rainier Investment Management, LLC. On April 15, 2016, the shareholders of the Predecessor High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Predecessor High Yield Fund with and into the Class A shares and Institutional Class shares of the Angel Oak High Yield Opportunities Fund, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Predecessor High Yield Fund were transferred to the Trust in exchange for shares in the Angel Oak High Yield Opportunities Fund. Costs incurred by the Angel Oak High Yield Opportunities Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor High Yield Fund was March 31, 2016. The reporting period ended January 31, 2017 for the High Yield Opportunities Fund was April 1, 2016 through January 31, 2017. Operations prior to April 15, 2016 were for the Predecessor High Yield Fund. Net assets and shares outstanding on April 15, 2016 were $705,808 and 64,250 for Original Shares and $37,954,151 and 3,463,606 for Institutional Shares, respectively, all of which were transferred into the Trust at NAV at the close of business on April 15, 2016.

The Financials Income Fund commenced operations on November 3, 2014, under the name "Angel Oak Flexible Income Fund." On March 16, 2016, shareholders approved a change to the Fund's fundamental investment policy on the concentration of investments. On December 16, 2018, the Fund's name was changed to "Angel Oak Financials Income Fund," and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the 1940 Act, and made certain other changes to the Fund's investment strategies. As a result, the Fund's performance during periods prior to these dates may have differed had the Fund's current investment policies and strategies been in place at those times.

Wholly-Owned Subsidiaries – As part of its investment strategies, the Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through wholly-owned and controlled subsidiaries formed by the Fund, Hyperion Loan Funding Trust ("Hyperion") and Titan Loan Funding Trust ("Titan"), each a statutory trust organized under the laws of the state of Delaware, each incorporated on August 2, 2018. Hyperion and Titan act as investment vehicles in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund's investments, if any, in Hyperion or Titan will vary over time and might not include all of the types of investments described above.

On January 31, 2020, investments in Hyperion and Titan represented 2.32% and 0.18% of the total net assets of the Multi- Strategy Income Fund, respectively.

The consolidated financial statements of the Multi-Strategy Income Fund includes the investment activity and financial statements of Hyperion and Titan. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its respective subsidiaries, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass it subsidiaries.

At January 31, 2020, investments held by Hyperion and Titan included whole loans, valued at $180,224,719 and $13,669,083, respectively. In addition, Hyperion and Titan held $982,026 and $2,263,955 in cash, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in accordance with the accounting principles generally accepted in the United States of America ("GAAP"). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Codification Topic 946 "Financial Services-Investment Companies".

Securities Valuation and Fair Value Measurements – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value ("NAV") of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations, whole loans, and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, "Nasdaq"), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP"). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or

(ii)the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. "Composite Market" means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets ("OTC") as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board of Trustees ("Board"). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds' valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of the Adviser the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser's Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the inputs used to value each Fund's net assets as of January 31, 2020:

Multi-Strategy Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$310,260,912	$–	$310,260,912
Collateralized Debt Obligations	–	40,123,135	–	40,123,135

Collateralized Loan Obligations	–	792,278,328	–	792,278,328

Commercial Mortgage-Backed Securities	–	489,922,022	–	489,922,022

Commercial Mortgage-Backed Securities – U.S. Government Agency	–	133,980,415	–	133,980,415

Corporate Obligations	–	284,606,507	2,025,000	286,631,507

Investment Companies	151,183,449	–	–	151,183,449

Preferred Stocks	10,918,916	–	–	10,918,916

Residential Mortgage-Backed Securities	–	5,443,446,495	–	5,443,446,495
Residential Mortgage-Backed Securities – U.S. Government Agency	–	5,974,999	–	5,974,999

Whole Loans	–	193,893,802	–	193,893,802

Short-Term Investments	199,277,368	–	–	199,277,368

Total	$361,379,733	$7,694,486,615	$2,025,000	$8,057,891,348
Other Financial Instruments*
Liabilities
Futures Contracts	$9,873,411	$–	$–	$9,873,411

Reverse Repurchase Agreements	$–	$53,922,000	$–	$53,922,000

*Other financial instruments are derivative instruments, such as futures, and reverse repurchase agreements. Futures are reflected at the unrealized appreciation (depreciation) on the instrument as reflected in the Consolidated Schedule of Investments.

See the Consolidated Schedule of Investments for further dissaggregation of investment categories. For the year ended January 31, 2020, the Multi-Strategy Income Fund did not recognize any transfers to or from Level 3. See the summary of quatitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Change in
				Net Unrealized				Transfers
Multi-Strategy	Balance as of	Discounts/	Net Realized	Appreciation			Transfers	Out of	Balance as of
Income Fund	01/31/2019	Premiums	Gain (Loss)	(Depreciation)	Purchases	Sales	Into Level 3	Level 3	01/31/2020
Corporate
Obligations	$ 2,700,000	$–	$–	$(675,000)	$–	$ –	$–	$–	$ 2,025,000

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The total change in unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments still held at January 31, 2020 is ($675,000).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Multi-Strategy	Fair Value as of	Valuation	Unobservable	Range/Weighted Average
Income Fund	01/31/2020	Techniques	Input	Unobservable Input*
Corporate Obligations	$2,025,000	Consensus Pricing	Third party	$15.00

* Table presents information for one security, which valued at $15.00 as of January 31, 2020.

	Financials Income Fund
Assets		Level 1	Level 2	Level 3	Total
Collateralized Debt Obligations		$–	$20,975,712	$–	$20,975,712
Common Stocks		6,473,729	–	–	6,473,729
Corporate Obligations		–	225,866,137	–	225,866,137
Preferred Stocks		5,140,000	–	–	5,140,000
Short-Term Investments		20,404,700	–	–	20,404,700
Total	$32,018,429		$246,841,849	$–	$278,860,278

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2020, the Financials Income Fund did not recognize any transfers to or from Level 3.

	High Yield Opportunities Fund
Assets		Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations		$–	$4,455,007	$–	$4,455,007
Common Stocks		–	–	67,135	67,135

Corporate Obligations		–	65,764,911	–	65,764,911
Exchange Traded Funds		1,010,209	–	–	1,010,209

Short-Term Investments		577,007	–	–	577,007

Total		$1,587,216	$70,219,918	$67,135	$71,874,269

See the Schedule of Investments for further dissaggregation of investment categories. For the year ended January 31, 2020, the High Yield Opportunities Fund did not recognize any transfers to or from Level 3. See the summary of quatitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Change in
				Net Unrealized				Transfers
High Yield Opportunities Balance as of		Discounts/	Net Realized	Appreciation			Transfers	Out of	Balance as of
Fund	01/31/2019	Premiums	Gain (Loss)	(Depreciation)	Purchases	Sales	Into Level 3	Level 3	01/31/2020
Common Stocks	$62,505	$–	$–	$4,630	$–	$ –	$–	$–	$67,135

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributed to Level 3 investments still held at January 31, 2020 is $4,630.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

				Range/Weighted
				Average
	Fair Value as of	Valuation	Unobservable	Unobservable
High Yield Opportunities Fund	01/31/2020	Techniques	Input	Input*
Common Stocks	$67,135	Broker Quote	Third party	$14.50

* Table presents information for one security, which is valued at $14.50 as of January 31, 2020.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

UltraShort Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$172,568,088	$–	$172,568,088
Collateralized Loan Obligations	–	36,670,312	–	36,670,312
Commercial Mortgage-Backed Securities	–	11,771,078	–	11,771,078
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	15,194,861	–	15,194,861
Corporate Obligations	–	3,081,413	–	3,081,413
Residential Mortgage-Backed Securities	–	127,811,897	–	127,811,897
Residential Mortgage-Backed Securities – U.S. Government Agency	–	168,326	–	168,326
Short-Term Investments	45,826,430	–	–	45,826,430
Total	$45,826,430	$367,265,975	$–	$413,092,405
Other Financial Instruments*
Assets
Futures Contracts	$4,157	$–	$–	$4,157
Liabilities
Futures Contracts	$587,811	$–	$–	$587,811

*Other financial instruments are derivative instruments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2020, the UltraShort Income Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes – The Funds intend to elect and continue to qualify to be taxed as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended January 31, 2020, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds' financial statements. The Funds' Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Services and state departments of revenue.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security's estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds' shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual Funds based on each Fund's relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Dividends and Distributions – Distributions from each Fund's net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year or period ended January 31, 2020, there were no reclassifications.

Share Valuation – The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds' NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust's organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Cash and Cash Equivalents – Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or pollical conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund's net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Repurchase Agreements – Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by the Funds, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. The exercise of the Funds' right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing their rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under the reverse repurchase agreement.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Multi-Strategy Income Fund
	Overnight and			Greater than
Reverse Repurchase Agreements	Continuous	Up to 30 Days	30-90 Days	90 Days	Total
Collateralized Loan Obligations	$–	$14,814,815	$–	$–	$14,814,815
Commercial Mortgage-Backed Securities	–	25,925,926	–	–	25,925,926
Residential Mortgage-Backed Securities	–	13,181,259	–	–	13,181,259
Total	$–	$53,922,000	$–	$–	$53,922,000

Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$53,922,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Asset-Backed and Mortgage-Backed Securities and Whole Loan Risks – Prepayment risk is associated with mortgage- backed and asset-backed securities, including collateralized loan obligations ("CLOs"), and whole loans. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds' investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds' Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in their entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Funds may invest could negatively impact the value of the Funds' investments. To the extent the Funds focus their investments in particular types of mortgage-backed or asset-backed securities, including CLOs, and whole loans, the Funds may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies – The Funds may invest in subordinated debt securities, sometimes also called "junior debt", which are debt securities for which the issuer's obligations to make principal and interest payments are secondary to the issuer's payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities – The Funds may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund's assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds' investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.

Common and Preferred Stocks – The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company.

In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price. The Funds may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Funds, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Funds only as a part of your overall investment portfolio.

Futures Contracts – The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the fair value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 3 for information on futures contract activity during the year ended January 31, 2020.

Options – A Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of a Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the applicable Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option. See Note 3. The Funds did not hold any options during the year ended January 31, 2020.

Swaps – The Funds may enter into swap contracts to hedge various investments for risk management or to pursue their investment objective. The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk," regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not hold any swaps during the year ended January 31, 2020.

NOTE 3. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2020 and the effect of derivative instruments on the Consolidated Statements of Assets and Liabilities as of January 31, 2020 for the Multi- Strategy Income Fund.

	Multi-Strategy Income Fund
		Consolidated Statements of
	Type of	Assets and
Derivatives	Derivative Risk	Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures	$266,000
		Contracts

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended January 31, 2020 for the Multi-Strategy Income Fund:

		Location of	Realized
	Type of	Gain (Loss) on Derivatives	Gain (Loss) on
Derivatives	Derivative Risk	in Income	Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on	$(38,637,596)
		futures contracts
			Change in
			Unrealized
		Location of	Appreciation
	Type of	Gain (Loss) on Derivatives	(Depreciation) on
Derivatives	Derivative Risk	in Income	Derivatives
Futures Contracts	Interest Rate	Net change in unrealized	$7,735,644
		appreciation (depreciation) on
		futures contracts

For the Multi-Strategy Income Fund the average monthly notional value of short futures contracts during the year ended January 31, 2020 was ($821,358,527).

The following tables present a summary of the value of derivative instruments as of January 31, 2020 and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2020 for the UltraShort Income Fund.

UltraShort Income Fund
Statements of
	Type of	Assets and
Derivatives	Derivative Risk	Liabilities Location*	Liabilities
Futures Contracts	Interest Rate	Deposit at broker for futures	$29,582

*Deposit at broker for futures on the Statements of Assets and Liabilities includes the daily change in variation margin as of January 31, 2020.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2020 for the UltraShort Income Fund:

		Location of	Realized
	Type of	Gain (Loss) on Derivatives	Gain (Loss) on
Derivatives	Derivative Risk	in Income	Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on	$(182,249)
		futures contracts
			Change in
			Unrealized
		Location of	Appreciation
	Type of	Gain (Loss) on Derivatives	(Depreciation) on
Derivatives	Derivative Risk	in Income	Derivatives
Futures Contracts	Interest Rate	Net change in unrealized	$(427,278)
		appreciation (depreciation) on
		futures contracts

For the UltraShort Income Fund the average monthly notional value of long and short futures contracts during the year ended January 31, 2020, were $6,098,129 and ($40,759,723), respectively.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2020, the Funds were not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2020.

			Multi-Strategy Income Fund
					Gross Amounts Not Offset in
					Consolidated Statements of Assets and Liabilities
				Net Amounts of
			Gross Amounts Offset in	Liabilities Presented in
	Gross Amounts of	Consolidated Statements of Consolidated Statements of			Financial	Cash Collateral
Recognized Liabilities			Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Futures Contracts $	266,000	$	– $	266,000	$–	$266,000	$–
Reverse	53,922,000		–	53,922,000	53,922,000	–	–
Repurchase
Agreements

			UltraShort Income Fund
					Gross Amounts Not Offset in
					Statements of Assets and Liabilities
				Net Amounts of
			Gross Amounts Offset in	Liabilities Presented in
	Gross Amounts of		Statements of Assets	Statements of Assets	Financial	Cash Collateral
	Recognized Liabilities		and Liabilities	and Liabilities	Instruments	Pledged	Net Amount
Futures	$29,582		$–	$29,582	$–	$29,582	$–
Contracts*

*Deposit at broker for futures on the Statements of Assets and Liabilities includes the daily change in variation margin as of January 31, 2020.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the "Agreement"), the Adviser manages the Funds' investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, 0.55%, and 0.44%, respectively, of the average daily net assets of the Fund. The Adviser waives its Advisory Fee on the assets invested by the Multi-Strategy Income Fund in affiliated mutual funds.

The Adviser has entered into a subadvisory agreement with Parks Capital Management, LLC (the "Subadviser") pursuant to which the subadviser is compensated out of the investment advisory fees that the Adviser receives from the Multi- Strategy Income Fund and the Financials Income Fund at a rate of 0.445% of the assets managed by the Subadviser. The Subadviser began managing a portion of Financials Income Fund's portfolio in July 2018. The Subadvisor never began managing a portion of the Multi-Strategy Income Fund's portfolio and as of September 25, 2019, the subadvisory agreement was terminated. Additionally, as of December 31, 2019, the subadvisory agreement between the Financials Income Fund and the Subadvisor was terminated via written consent from the Board.

The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, the Financials Income Fund, the High Yield Opportunities Fund, and the UltraShort Income Fund until May 31, 2021, so that the total annual fund operating expenses of each Fund do not exceed 0.99%, 0.85%, 0.65%, and 0.49%, respectively. Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Fund's average daily net assets. Effective May 7, 2018, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the UltraShort Income Fund's average daily net assets. These voluntary waivers are in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time. During the year ended January 31, 2020, the Financials Income Fund and UltraShort Income Fund voluntarily waived $839,270 and $829,849 of expenses, respectively. Fees waived under these voluntary waivers are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as "acquired funds fees and expenses"). In addition, the Adviser has contractually agreed through May 31, 2021 to waive the amount of the Multi-Strategy Income Fund's management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days' written notice to the Adviser. During the year ended January 31, 2020, the Multi-Strategy Income Fund waived $772,371 of management fees of underlying Funds.

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year ended January 31, 2020, the High Yield Opportunities Fund waived $166,530 of expenses. During the year ended January 31, 2020, the Financials Income Fund and High Yield Opportunities Fund had $579,174 and $148,887 of previously waived expenses expire, respectively. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2020 are included in the table below. Fees waived by the Predecessor High Yield Fund are not subject to recoupment by the Angel Oak High Yield Opportunities Fund.

	Recoverable	Recoverable	Recoverable
	through	through	through
	January 31, 2021	January 31, 2022	January 31, 2023
Multi-Strategy Income Fund	$–	$–	$–
Financials Income Fund	$–	$–	$–
High Yield Opportunities Fund	$184,315	$170,618	$166,530
UltraShort Income Fund	N/A	$20,922	$–

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class C shares, and Class T shares, as applicable. The Distribution Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class T shares and an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities. For the year ended January 31, 2020, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund incurred distribution fees of $2,450,276, $56,235, $15,024 and $57,496, respectively.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds' Administrator ("Administrator") and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds' fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodians; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the "Custodian") serves as custodian to the Funds. Both the Administrator and Custodian are affiliates of the Distributor.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser.

NOTE 5. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Financials Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Financials Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. In February 2016, Financials Income Fund sold $7,673,000 of Class A notes. See the Schedule of Investments (consolidated where applicable) for current shares held. The Adviser has been named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$5,286,749,526	$4,884,996,185

Financials Income Fund	$195,287,765	$69,354,250

High Yield Opportunities Fund	$43,428,735	$23,122,857
UltraShort Income Fund	$611,384,663	$359,016,260

For the year ended January 31, 2020, there were $708,049,563 of long-term purchases and $674,106,086 of long-term sales of U.S. Government securities for the Multi-Strategy Income Fund. For the year ended January 31, 2020, there were $48,379,572 of long-term purchases and $11,312,450 of long-term sales of U.S. Government securities for the UltraShort Income Fund. There were no long-term purchases or sales of U.S. Government securities for the Financials Income Fund or High Yield Opportunities Fund. These amounts are included in the aggregate purchases and sales of investment securities displayed in the table above.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 6. INVESTMENT TRANSACTIONS – (continued)

During the year ended January 31, 2020, the Multi-Strategy Income Fund purchased securities from a Fund within the Trust, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $2,089,128. During the year ended January 31, 2020, the Financials Income Fund purchased securities from a Fund within the Trust as well as from other affiliated Funds of the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $26,813,867. During the year ended January 31, 2020, the Multi-Strategy Income Fund sold securities to a Fund within the Trust as well as to other affiliated Funds and accounts of the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $163,742,202. The Multi-Strategy Income Fund experienced a gain of $6,273,967 on the sale of these securities. During the year ended January 31, 2020, the Financials Income Fund sold securities to another Fund within the Trust, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $2,089,128. The Financials Income Fund experienced a gain of $42,600 on the sale of these securities.

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds' transactions with affiliates represent holdings for which the respective Fund and the underlying investee Fund have the same investment advisor or where the investee Fund's investment advisor is under common control with the Fund's investment advisor.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2020, with affiliates:

		Share Activity				Year Ended January 31, 2020
								Net Change
								in Unrealized
							Net Realized	Appreciation
	Balance			Balance			Gain (Loss) on	(Depreciation) on
	February 1,			January 31,		Dividend	Investments in	Investments in
Security Name	2019	Purchases	Sales	2020	Value	Income	Affiliates	Affiliates
Financials Income Fund	3,324,904	687,794	–	4,012,698	$38,441,648	$1,683,044	$–	$1,038,192

High Yield Opportunities Fund	1,919,715	1,013,708	–	2,933,423	$34,350,384	$1,865,835	$–	$960,199

UltraShort Income Fund	7,151,375	594,812	–	7,746,187	$78,391,417	$2,364,368	$–	$754,691

Total	12,395,994	2,296,314	–	14,692,308	$151,183,449	$5,913,247	$–	$2,753,082

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2020, UBS Wealth Management USA ("UBS") owned, as record shareholder, 54% of the outstanding shares of the Financials Income Fund. At January 31, 2020, Charles Schwab & Company, Inc. ("Charles Schwab") owned, as a record shareholder, 25% of the outstanding shares of the UltraShort Income Fund. It is not known whether UBS or Charles Schwab, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2020, Angel Oak Multi- Strategy Income Fund owned, as beneficial share holder 47% of the outstanding shares of High Yield Opportunities Fund. At January 31, 2020, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2020 and January 31, 2019 were as follows:

	Multi-Strategy Income Fund		Financials Income Fund
	2020	2019	2020	2019
Distributions paid from:
Ordinary Income	$ 361,224,652	$ 341,759,092	$ 9,339,703	$ 5,924,046
Net Long-Term Capital Gain	–	–	–	–

Total	$ 361,224,652	$ 341,759,092	$ 9,339,703	$ 5,924,046

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 9. FEDERAL TAX INFORMATION – (continued)

	High Yield Opportunities Fund		UltraShort Income Fund
	2020	2019	2020	2019
Distributions paid from:
Ordinary Income	$3,896,587	$2,959,948	$7,283,303	$1,793,313
Net Long-Term Capital Gain	–	–	–	14,822

Total	$3,896,587	$2,959,948	$7,283,303	$1,808,135

At January 31, 2020, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy	Financials	High Yield	UltraShort
	Income Fund	Income Fund	Opportunities Fund	Income Fund
Tax Cost of Investments	$8,023,041,972	$273,661,741	$70,805,361	$410,330,209
Unrealized Appreciation*	150,819,864	6,106,607	2,552,319	2,244,958

Unrealized Depreciation*	(125,843,899)	(908,070)	(1,483,411)	(66,416)

Net Unrealized Appreciation (Depreciation)*	$24,975,965	$5,198,537	$1,068,908	$2,178,542
Undistributed Ordinary Income	6,535,415	293,992	219,398	257,517

Undistributed Long-Term Gain (Loss)	–	–	–	–

Accumulated Gain (Loss)	$6,535,415	$293,992	$219,398	$257,517
Other Accumulated Gain (Loss)	(499,535,120)	(35,069,105)	(1,785,658)	(211,573)

Distributable Earnings (Accumulated Deficit)	$(468,023,740)	$(29,576,576)	$(497,352)	$2,224,486

* Represents aggregated amounts of Fund's investments, reverse repurchase agreements and futures.

The temporary differences between book basis and tax basis in the Funds are primarily attributable to wash sale loss deferrals, distributions payable, mark-to-markets, and other temporary differences.

As of January 31, 2020, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund had available for federal tax purposes an unused capital loss carryforward of $492,374,035, $34,864,269, $1,569,830, and $0, respectively, which is available for offset against future taxable net capital gains. The Financials Income Fund utilized $779,120 of capital loss carryforward.

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy	Financials	High Yield	UltraShort
	Income Fund	Income Fund	Opportunities Fund	Income Fund
No expiration short-term	$218,778,542	$22,645,074	$309,568	–
No expiration long-term	$273,595,493	$12,219,195	$1,260,262	–

Total	$492,374,035	$34,864,269	$1,569,830	–

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds' following taxable year. For the tax year ended January 31, 2020, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and Ultra Short Income Fund did not defer any post-October losses.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 10. CREDIT AGREEMENTS

In August 2015, as amended October 2018, the Multi-Strategy Income Fund entered into a $400 million secured, committed, margin facility (the "Facility") with Société Générale, which expires in April 2020. Under the Facility, interest is charged a floating rate based on the 3-month LIBOR rate plus 1.10% and is payable on the last day of each interest period, which was 2.85% as of January 31, 2020. Under the previous terms, there was a maximum commitment of $375,000,000 and interest was charged on a floating rate based on the 3-month LIBOR rate plus 1.35%. For the year ended January 31, 2020, the average principal balance and interest rate was approximately $250,000,000 and 3.51%, respectively. The Multi- Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and an additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.25% as of January 31, 2020. For the year ended January 31, 2020, these expense and commitment fees, amounted to $9,149,290 and is included in the Interest and Commissions expense line item that is reflected in the Consolidated Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2020, the outstanding principal balance under the Facility was $250 million. The amount of the maximum loan outstanding during the period was $250 million from February 1, 2019 through January 31, 2020.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund a $320,000,000 unsecured credit facility, pursuant to a Loan Agreement ("Agreement") effective June 8, 2016, as amended May 23, 2019, expiring on May 22, 2020, for the purposes of having cash available to satisfy redemption requests. Advances under the Facility would be limited to the lesser of $320,000,000 or 20% of the unencumbered assets of the Multi-Strategy Income Fund, the Financials Income Fund, or the UltraShort Income Fund; or 15% of the unencumbered assets of the High Yield Opportunities Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 3.41% as of January 31, 2020. During the year ended January 31, 2020, the Multi-Strategy Income Fund borrowed under this arrangement; the average principal balance and interest rate for the year were approximately $42,192 and 3.72%, respectively. As of January 31, 2020, the Funds had no outstanding borrowings under this agreement. The amount of the maximum loan outstanding during the period was $5.5 million on August 8, 2019.

NOTE 11. ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU")

No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated and adopted ASU 2017- 08 and concluded these changes do not have a material impact on the Funds' financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2020

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

Management has considered the effects the global COVID-19 pandemic crisis has had on financial markets around the world. The U.S. Federal Reserve Bank and other central banks have taken aggressive action to support worldwide markets, which Management believes will help restore confidence and improve liquidity over time. Management has concluded that the fundamental credit characteristics of the assets traded by the Funds continue to be sound and expects attractive relative-value investment opportunities in the future.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, open futures contracts, and open reverse repurchase agreements of Angel Oak Multi-Strategy Income Fund, and the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts of Angel Oak Financials Income Fund, Angel Oak High Yield Opportunities Fund, and Angel Oak UltraShort Income Fund (collectively with Angel Oak Multi-Strategy Income Fund, the "Funds"), each a series of Angel Oak Funds Trust, as of January 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended of Angel Oak Multi-Strategy Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended for Angel Oak Financials Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended for Angel Oak High Yield Opportunities Fund, and the related statement of operations for the year then ended and the statements of changes in net assets, including the related notes, and financial highlights for each of the two periods in the period then ended for Angel Oak UltraShort Income Fund (for the Funds collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of their operations, their cash flows (Angel Oak Multi-Strategy Income Fund only), the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Angel Oak High Yield Opportunities Fund's financial highlights for the periods ended March 31, 2016, and prior were audited by other auditors whose report dated May 23, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian, issuers, and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 30, 2020

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2020, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund paid qualified dividend income of 0%, 0%, 0% and 0%, respectively.

For the taxable year ended January 31, 2020, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund that qualifies for the dividends received deduction available to corporations was 0%, 0%, 0% and 0%, respectively.

For the taxable year ended January 31, 2020, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2020, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 82.42%, 93.69%, 91.05% and 100.00%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds' Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC's website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), at a telephonic meeting held on August 21, 2019 and an in-person meeting held on September 24-25, 2019 (the "Meetings"), the Board of Trustees of Angel Oak Funds Trust considered the approval of the continuance of the Investment Advisory Agreement between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund, the Angel Oak Financials Income Fund, the Angel Oak High Yield Opportunities Fund, and the Angel Oak UltraShort Income Fund, and Angel Oak Capital Advisors, LLC for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak. The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials prepared by the Adviser, the Funds' administrator and an independent third-party data provider (the "Outside Data Provider") that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered profitability data and the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak's management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak's investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees' assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund's investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund's category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and that the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund's performance to: (i) the Fund's category; (ii) a peer group of comparable mutual funds; and (iii) the Fund's benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund's Institutional Class shares had ranked in the fourth quartile of the Fund's peer group for the one-year period and in the third quartile for the three- and five-year periods ended June 30, 2019, and had ranked in the second quartile over the period since the Fund's inception. They noted that the Fund's Institutional Class shares had ranked in the fourth quartile of the Fund's category over the one-year period, in the second quartile over the three-year period and ranked in the first quartile over the five-year period ended June 30, 2019 and had ranked in the first quartile over the period since the Fund's inception. The Trustees also noted that the Multi-Strategy Income Fund's Institutional Class shares had outperformed the Fund's benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the three- and five-year periods and had underperformed over the one-year period ended June 30, 2019 and had outperformed over the period since the Fund's inception.

With respect to the Financials Income Fund (which commenced operations in November 2014), the Trustees observed that the Fund's Institutional Class shares had ranked in the fourth quartile of the Fund's peer group for the one-year period and in the first quartile for the three-year period ended June 30, 2019, and had ranked in the third quartile over the period since the Fund's inception. They noted that the Fund's Institutional Class shares had ranked in the fourth quartile of the Fund's category over the one-year period and in the first quartile over the three-year period ended June 30, 2019 and had ranked in the fourth quartile over the period since the Fund's inception. The Trustees further noted that the Fund's Institutional Class shares had outperformed the Fund's benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the three-year period and underperformed over the one-year period ended June 30, 2019 and had outperformed over the period since the Fund's inception. In addition, they noted that the Fund's Institutional Class shares had outperformed the Fund's secondary benchmark index, the Bloomberg Barclays Investor Grade: Financial Institutions Index (USD), over the three-year period and had underperformed over the one-year period ended June 30, 2019 and over the period since the Fund's inception.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees noted that the Fund's Institutional Class shares had ranked in the third quartile of the Fund's peer group over the one-year period and in the first quartile over the three- and five- year periods ended June 30, 2019 and had ranked in the second quartile over the period since the Fund's inception. They observed that the Fund's Institutional Class shares had ranked in the second quartile of the Fund's category over the one-year period and in the first quartile over the three- and five-year periods ended June 30, 2019, and had ranked in the fourth quartile over the period since the Fund's inception. The Trustees also noted that the Fund's Institutional Class shares had outperformed the Fund's benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, over the three- and five-year periods and had underperformed over the one- and ten-year periods ended June 30, 2019 and the period since the Fund's inception.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund's Institutional Class shares had ranked in the first quartile of the Fund's peer group for the one-year period ended June 30, 2019 and had ranked in the first quartile over the period since the Fund's inception. They noted that the Fund's Institutional Class shares had ranked in the first quartile of the Fund's category over the one-year period ended June 30, 2019 and had ranked in the first quartile over the period since the Fund's inception. The Trustees further noted that the Fund's Institutional Class shares had outperformed the Fund's benchmark index, the Bloomberg Barclays Short Treasury, 9-12 Months Index, over the one-year period ended June 30, 2019 and over the period since the Fund's inception.

On the basis of the Trustees' assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee and net expense ratio of the Financials Income Fund, UltraShort Income Fund and Multi-Strategy Income Fund was generally higher, and lower in the case of High Yield Opportunities Fund, than the median management fee and net expense ratio for funds in their respective peer groups. However, the Board noted that the quality of services provided by Angel Oak and the past long- term performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2021.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also considered Angel Oak's current level of profitability with respect to each Fund and noted that Angel Oak's profitability was acceptable, not excessive and consistent with applicable industry averages. They noted that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. They also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board's review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak's relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak's profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund's investment advisory fee will not decrease as the Fund's assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund's investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the improvements made to the Adviser's infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable, fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously- waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to each Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management's overall commitment to the continued growth and development of the Funds.

5. Compensation of Trustees

Each Trustee who is not an "interested person" (i.e., an "Independent Trustee") of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $50,000, (pro-rated for any periods less than one year), paid quarterly as well as $10,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds' Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

6. Trustees and Officers

The business of each Fund is managed under the direction of the Board. The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Funds'. The Trustees are fiduciaries for each Fund's shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Funds' Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Number of
Portfolios
in Fund
		Term of Office		Complex(1)
Name and	Position with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held
Year of Birth	the Trust	Time Served	During Past 5 Years	by Trustee	During the Past 5 Years
Independent Trustees of the Trust(2)
Ira P. Cohen	Independent	Trustee since 2014,	Executive Vice	6	Trustee, Valued
1959	Trustee,	Chairman since 2017;	President, Recognos		Advisers Trust
	Chairman	indefinite terms	Financial (investment		(since 2010);
			industry data analysis		Trustee, Griffin
			provider) (since 2015);		Institutional Access
			Independent financial		Credit Fund (since
			services consultant		2017); Trustee,
			(since 2005).		Griffin Institutional
Access Real Estate
Access Fund (since
2014); Trustee,
Angel Oak Strategic
Credit Fund (since
2017); Trustee,
Angel Oak Financial
Strategies Income
Term Trust (since
2018).
Alvin R. Albe, Jr.	Independent	Since 2014; indefinite	Retired.	6	Director,
1953	Trustee	term			Syntroleum
Corporation (1988

–2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018).

Keith M. Schappert	Independent	Since 2014; indefinite	President, Schappert 6	Trustee, Mirae
1951	Trustee	term	Consulting LLC	Asset Discovery
			(investment industry	Funds (since 2010);
			consulting)	Trustee,
			(since 2008).	Metropolitan Series
Fund, Inc. (2009 –
2015); Trustee, Met
Investors Series
Trust (2012 –
2015); Director,
Commonfund
Capital, Inc. (since
2015); Director, The
Commonfund (since
2012); Director,
Calamos Asset
Management, Inc.
(2012 – 2017);
Trustee, Angel Oak
Strategic Credit
Fund (since 2017);
Trustee, Angel Oak
Financial Strategies
Income Term Trust
(since 2018).
120

Number of
Portfolios
in Fund
		Term of Office		Complex(1)
Name and	Position with	and Length of	Principal Occupation(s)	Overseen	Other Directorships Held
Year of Birth	the Trust	Time Served	During Past 5 Years	by Trustee	During the Past 5 Years
Andrea N. Mullins	Independent Since 2019; indefinite		Private Investor;	6	Trustee, Valued
1967	Trustee	term	Independent		Advisors Trust
			Contractor, SWM		(since 2013,
			Advisors (since 2014).		Chairperson since
2017); Trustee,
Angel Oak Strategic
Credit Fund (since
2019); Trustee,
Angel Oak
Financial Strategies
Income Term Trust
(since 2019).
Interested Trustees
Sreeniwas (Sreeni) V. Prabhu Interested		Since 2015; indefinite	Chief Investment	6	Trustee, Angel Oak
1974	Trustee	term	Officer, Managing		Strategic Credit
			Partner, Co-Founder,		Fund (since 2017);
			Angel Oak Capital		Trustee, Angel Oak
			Advisors, LLC (since		Financial Strategies
			2009).		Income Term Trust
(since 2018).
Samuel R. Dunlap, III	Interested	Since 2019; indefinite	Managing Director	6	Trustee, Angel Oak
1979	Trustee	term	and Senior Portfolio		Strategic Credit
			Manager, Angel Oak		Fund (since 2019);
			Capital Advisors, LLC		Trustee, Angel Oak
			(since 2009)		Financial Strategies
Income Term Trust
(since 2019).

(1)The Fund Complex includes each series of the Trust, Angel Oak Strategic Credit Fund, and Angel Oak Financial Strategies Income Term Trust.

(2)The Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees").

Name and
Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust

Dory S. Black, Esq.	President	Since 2015; indefinite term	General Counsel, Angel Oak (since
1975			2014).

Adam Langley	Chief Compliance Since 2015; indefinite term		Chief Compliance Officer, Angel
1967	Officer		Oak Capital Advisors, LLC (since
2015); Chief Compliance Officer,
Angel Oak Strategic Credit Fund
(since 2017); Chief Compliance
Officer, Angel Oak Capital Partners
II, LLC (since 2016); Chief
Compliance Officer, Buckhead One
Financial Opportunities, LLC (since
2015); Chief Compliance Officer of
Falcons I, LLC (since 2018); Chief
Compliance Officer of Hawks I,
LLC (since 2019); Compliance
Manager, Invesco Advisers, Ltd.
(2013 – 2015).
Lu Chang, CFA, FRM, CAIA Secretary		Since 2015; indefinite term	Chief Operations and Risk Officer,
1975			Angel Oak Capital Advisors, LLC
(since 2014).
Daniel Fazioli	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel
1981			Oak Capital Advisors, LLC (since
2015); Controller, Tang Capital
Partners, LP (2014 – 2015).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies;

(b)resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds' prospectus which contains information about the Funds' management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2020	FYE 01/31/2019
Audit Fees	$160,000	$115,000
Audit-Related Fees	$0	$0
Tax Fees	$16,000	$16,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2020	FYE 01/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table Indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 01/31/2020	FYE 01/31/2019
Registrant	$16,000	$16,000
Registrant's Investment Adviser	0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)The Registrant's Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Funds Trust

By (Signature and Title)* /s/ Dory S. Black

Dory S. Black, President (Principal Executive Officer) Date 04/03/2020_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black

Dory S. Black, President (Principal Executive Officer)

Date 04/03/2020_____________________________________________

By (Signature and Title)* /s/ Daniel Fazioli

Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 04/03/2020______________________________________________

* Print the name and title of each signing officer under his or her signature.